UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08073

STATE FARM VARIABLE PRODUCT TRUST

(Exact name of registrant as specified in charter)

Three State Farm Plaza Bloomington, IL	61719-0001
(Address of principal executive offices)	(Zip code)

Michael L. Tipsord One State Farm Plaza Bloomington, Illinois 61710-0001	Alan Goldberg Bell, Boyd & Lloyd LLC Three First National Plaza 70 West Madison St., Suite 3100 Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-888-702-2307

Date of fiscal year end: 12/31/2005

Date of reporting period: 12/31/2005

ITEM 1.	REPORTS TO STOCKHOLDERS.

Table of Contents
Message to Variable Product Customers	1
Large Cap Equity Fund	3
Small Cap Equity Fund	4
International Equity Fund	5
Large Cap Equity Index Fund	6
Small Cap Equity Index Fund	9
International Equity Index Fund	11
Stock and Bond Balanced Fund	14
Bond Fund	17
Money Market Fund	19

Expense Example (unaudited)	20

Policy Total Returns	22

Schedule of Investments
Large Cap Equity Fund	24
Small Cap Equity Fund	26
International Equity Fund	29
Large Cap Equity Index Fund	32
Small Cap Equity Index Fund	38
International Equity Index Fund	58
Stock and Bond Balanced Fund	71
Bond Fund	72
Money Market Fund	76

Financial Statements
Statements of Assets and Liabilities	78
Statements of Operations	80
Statements of Changes in Net Assets	83
Notes to Financial Statements	86

Financial Highlights	94

Report of Independent Registered Public Accounting Firm	103

Management Information	104

1-888-702-2307

State Farm VP Management Corp.

Securities Products Representatives are available

8:00 a.m. until 6:00 p.m. (Central Time)

Monday through Friday (except holidays)

This report and any financial information contained herein are submitted for the general information of the owners of interests in State Farm Life Insurance Company and State Farm Life and Accident Assurance Company Variable Life Separate Account or Variable Annuity Separate Account (the “Accounts”). This report provides the results of operations for the State Farm Variable Product Trust funds. It is possible to invest in these underlying funds only through the purchase of a State Farm Variable Universal Life Insurance policy or State Farm Variable Deferred Annuity policy. Please read the prospectus and consider the investment objectives, charges and expenses and other information it contains about the Accounts carefully before investing.

Not FDIC Insured	•May lose value •No bank guarantee

Variable Deferred Annuity (VA) policy series 97040 & 97090 in all states except MA, MT, NY, WI; 97090 in MT; A97040 & A97090 in NY, WI.

Variable Universal Life (VUL) policy series 97035, and also 97036 in TX, except MA, MT, NY, WI; 97085 in MT; A97035 in NY & WI.

This material must be accompanied or preceded by a prospectus.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at http://www.sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Distributor: State Farm VP Management Corp.

Message to Variable Product Customers

Thank you for investing with State Farm Variable Products. Enclosed is the Annual Report for the 12-month period ended December 31, 2005, for the State Farm Variable Product Trust (the “Trust”). For six of the nine Funds offered by the Trust, you will find management’s discussion of investment philosophy and process, market and Fund-specific factors that affected each Fund’s performance over the 12-month period, and benchmark index comparisons to put each Fund’s performance into context. This Annual Report also includes the Trust’s 2005 fiscal year-end audited financial statements and a complete list of portfolio holdings to help you further understand each Fund. We encourage you to review this entire report.

The Annual Report also contains policy total returns for variable deferred annuity and variable universal life policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. These policy total returns reflect contract-level fees and expenses, as well as Fund fees and expenses. The contract-level fees and expenses are not included in the performance returns discussed for each Fund.

Corporate Action

Results of the June Special Shareholder Meeting were reported in the Semi-Annual Report dated June 30, 2005, for the Trust. One of the key elements of the Special Shareholder Meeting was the approval of what is referred to as “Manager-of-Managers” authority for a majority of the Funds within the Trust. A Manager-of-Managers structure would allow the Trust’s Board of Trustees to appoint additional or replacement sub-advisers without obtaining shareholder approval – which is a cost savings for the Trust. Final implementation of this structure will not occur until the Securities and Exchange Commission grants an Exemptive Order.

Subsequent to the Semi-Annual Report three new active-equity Funds were created: Large Cap Equity, Small Cap Equity, and International Equity. More detailed information on the investment objective, philosophy, and process, along with information about the sub-adviser for these three Funds, is included in each Fund’s Management Discussion.

Market Review

The U.S. stock market as represented by the S&P 500® Index struggled for most of the reporting period with a negative trend before finishing the year with positive results. Weighing on the market at various points were external factors like the Federal Reserve raising interest rates, rapidly rising energy prices, and the economic and social disruptions of a catastrophic hurricane season. As Winston Churchill once said, “A pessimist sees difficulty in every opportunity. An optimist sees the opportunity in every difficulty.” As such, the S&P 500 Index closed out 2005 with a gain of 4.91% for the year. Performance was stronger among international equities as represented by the MSCI EAFE® Free Index gain of 13.54% in 2005.1

[1]	Source: Lipper Analytics. The S&P 500® Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. It is not possible to invest directly in an index. Foreign securities involve risks not normally associated with investing in the U.S. including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates. Past performance does not guarantee future results.

After thirteen measured increases of 0.25% each to the short-term Fed Funds Rate beginning in 2004, the Federal Reserve appears to have reversed most of the accommodative stance it had instilled since 2001. Changes to intermediate and long-term yields over the past year, however, were not measured. The 10-year U.S. Treasury bond yield closed December 2005 at 4.39% which was 0.15% higher than where it started the year and after declining to a low of 4.00% in February. The up/down yield swing of the 30-year U.S. Treasury bond yield went from a start of 4.82%, to a low of 4.19% in June, to a high of 4.85% in November, before settling at 4.55% at the end of the year. As a result, long maturity bonds outperformed both intermediate and short maturity bonds over the 1-year reporting period.2

Market volatility across equity and fixed income asset classes is always present. Being diversified with a portfolio designed to fit your needs can be an important part of an investment plan. Your Registered State Farm Agent is there to help you. Working with someone you know can be a comfort when making such important decisions about your future.

Thank you for your continued investment and for entrusting your assets to State Farm Variable Products.

Sincerely,

Susan D. Waring

Vice President

State Farm Investment Management Corp.

[2]	Source: Bloomberg and the U.S. Department of the Treasury. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

State Farm Variable Product Trust Large Cap Equity Fund

Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Fund is a new offering within the Variable Product Trust having an effective date of August 1, 2005. Under normal circumstances the Fund invests at least 80% of its net assets plus any borrowings in common stocks of U.S. companies with market capitalizations of at least $1.5 billion. The Fund is sub-advised by Capital Guardian Trust Company (Capital Guardian). Capital Guardian chooses stocks for the portfolio for their long-term potential for capital growth. In making investment decisions on specific securities, Capital Guardian looks for companies with one or more of the following characteristics: below-market price-to-earnings, below-market price-to-book value, and above market yield. The Fund is benchmarked to the Russell 1000® Value Index.1

Provide an illustration of the Fund’s investments.

*	Illustrated by sector and based on total net assets as of December 31, 2005. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on page 94.

[1]	Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Variable Product Trust Small Cap Equity Fund

Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Small Cap Equity Fund is a new offering within the Variable Product Trust having an effective date of August 1, 2005. The Small Cap Equity Fund seeks long-term growth of capital. In doing so, the Fund seeks to outperform the Russell 2000® Index1 over the long-term by investing primarily in stocks issued by U.S. companies with market capitalizations in the same range as found in the Russell 2000 Index. An allocation to small cap stocks allows for investment exposure to companies in the early stages of development. These companies might possess breakthrough products, technologies, or services, or be attractively positioned in fast-growing markets.

The Fund is sub-advised by Capital Guardian Trust Company (Capital Guardian). Capital Guardian has a global network of small cap equity analysts, each specializing in specific sectors and regions, performing in-depth quantitative and qualitative research on thousands of companies worldwide. Capital Guardian believes that global research has become crucial in managing U.S. equities, as most U.S. corporations now rely on opportunities in non-U.S. markets for a substantial portion of their revenues and are increasingly challenged by non-U.S. competitors both at home and abroad. Based on the research carried out by the analysts, portfolio managers look for quality companies at attractive prices that they hope will outperform their industry-specific peers and benchmark over time. In keeping with Capital Guardian’s bottom-up research philosophy, the weighting of any given company or sector reflects the assessments and outlooks for those securities. While portfolio managers at Capital Guardian are mindful of benchmark characteristics, the benchmark is not central to their decisions.

Provide an illustration of the Fund’s investments.

*	Illustrated by sector and based on total net assets as of December 31, 2005. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on page 95.

[1]	The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000® Index. Unlike an investment in the Small Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Variable Product Trust International Equity Fund

Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Fund is a new offering within the Variable Product Trust having an effective date of August 1, 2005. The International Equity Fund seeks long-term growth of capital. In doing so, the Fund seeks to outperform the MSCI EAFE® Index1 over the long-term by investing primarily in large cap stocks in international markets.

The Fund is sub-advised by Capital Guardian Trust Company (Capital Guardian). Capital Guardian has a global network of equity analysts, each specializing in specific sectors and regions, performing in-depth quantitative and qualitative research on thousands of companies worldwide. Based on the research carried out by the analysts, portfolio managers look for quality companies at attractive prices that they hope will outperform their industry-specific peers and benchmark over time. In keeping with Capital Guardian’s bottom-up research philosophy, the weighting of any given company or sector reflects the assessments and outlooks for those securities. While portfolio managers at Capital Guardian are mindful of benchmark characteristics, the benchmark is not central to their decisions.

Provide an illustration of the Fund’s investments.

*	Based on total net assets as of December 31, 2005. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 11 other countries each of which represent less than 1.50% of net assets.

Financial highlights for this Fund can be found on page 96.

[1]	The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. MSCI EAFE® is meant to reflect actual opportunities for foreign investors in a local market. Returns are measured in U.S. dollars. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an Index.

State Farm Variable Product Trust Large Cap Equity Index Fund

Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Index Fund (the “Fund”) seeks to approximate as close as possible, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index1 (the “Index”). The Index is composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding). The percentage of the Fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the Index.

Barclays Global Fund Advisors (BGFA) sub-advises the Large Cap Equity Index Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Domestic equity markets, as represented by the Index, delivered modest gains for 2005 despite increasing short-term interest rates and rising energy prices. During the reporting period, the Federal Reserve Board increased the federal funds rate eight times in 2005, resulting in a rate of 4.25% at year-end, the highest level in 4 1/2 years. Oil prices continued to escalate during the reporting period. Already on the rise due to growing global demand, the price of oil surged to over $70 per barrel in the wake of Hurricane Katrina. By the end of 2005, oil topped $61 per barrel, an increase of 40% for the year. Consumer confidence levels rebounded in December to a level of 103.8, up from a low of 85 in October. Real economic growth of 3.5% combined with a decrease in unemployment in December to 4.9% were believed to be the catalysts behind this increase.

Provide an illustration of the Fund’s investments.

*	Illustrated by sector and based on total net assets as of December 31, 2005. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 12 months ended December 31, 2005, the Large Cap Equity Index Fund returned 4.57% and the Index returned 4.91%. Broadening the timeframe to the 3-year period ended December 31, 2005, the Large Cap Equity Index Fund had a total return of 14.01% versus the S&P 500 Index return of 14.39%. The line graph provides additional perspective on the Fund’s long term results.

[1]	“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm Life Insurance Company, State Farm Life and Accident Assurance Company and the State Farm Variable Product Trust. Neither the Large Cap Equity Index Fund, nor the Stock and Balanced Fund is sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability on investing in the Large Cap Equity Index Fund or the Stock and Bond Balanced Fund.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at http://www.statefarm.com/insuranc/life/vdapandr.htm and the State Farm Variable Universal Life Insurance Policy at http://www.statefarm.com/insuranc/life/vulpandr.htm.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund tracked the Index in 2005 ending the period just 0.34% below the Index return, even though the Fund was subject to internal operating expenses that are not found within the Index. The Index had negative returns for the first six months but finished the year at 4.91%. In the end, only two of the ten sectors of the S&P 500 Index finished with a loss, Telecommunications, a 3.01% weighting in the Index declined -5.62%, and Consumer Discretionary, a 10.37% Index weighting declined -6.31%. Meanwhile, six sectors—Industrials (11.36% Index weighting), Technology (15.12% Index weighting), Consumer Staples (9.56% Index weighting), Materials (2.99% Index weighting), Financials (21.55% Index weighting), and Healthcare (13.35% Index weighting) had positive gains ranging from 1.0-6.5%. The remaining two sectors were more positive: Energy (9.32% Index weighting) had a gain in excess of 30% and Utilities (3.37% Index weighting) had a gain of over 16% for the year. Both sectors benefited from higher energy prices during the reporting period.

The Energy sector (9.19% of the Large Cap Equity Index Fund’s net assets) was the best performing sector of the S&P 500 Index as rising oil prices contributed to higher profits for most companies across the sector. ExxonMobil was the Large Cap Equity Index Fund’s second largest weighting overall at 3.07% of its net assets and largest energy holding. Chevron was the only other energy company in the top 20 holdings of the Large Cap Equity Index Fund with a weighting of 1.12% of its net assets. The Utilities sector was a small subset of the Large Cap Equity Index Fund with only 3.45% of net assets despite that sector having gained approximately 16% for the year.

The Financials Sector accounted for the largest weighting of the Large Cap Equity Index Fund at 20.97% of its net assets. Commercial Banks and Thrifts on average declined in value for the year while Insurance and other Diversified Financial Services companies gained. Accordingly, share prices for Citigroup (2.16% of Large Cap Equity Index Fund’s net assets) and Bank of America (1.63% of Large Cap Equity Index Fund’s net assets) were generally flat for the year while American International Group (1.55% of Large Cap Equity Index Fund’s net assets) registered a small gain for the period.

Among the Fund’s ten largest holdings as of December 31, 2005, performance was mixed for the reporting period. The strongest performer in the Fund for the reporting period was the tenth-largest holding, Altria Group (1.37% of total net assets) which likely benefited from overturned tobacco litigation. Number two-holding, Exxon Mobil Corp. (3.07% of total net assets) also performed well with a 12% gain due largely to the rise in oil prices during the reporting period and its resulting positive impact on corporate

*	The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Large Cap Equity Index Fund a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

profitability. Number five and number eight-holdings, Procter & Gamble Co. (1.70% of total net assets) and insurer American

International Group Inc. (1.55% of total net assets) delivered modest gains of 7% and 5% respectively. The share prices of pharmaceutical giant Pfizer Inc. (1.51% of total net assets) and healthcare company Johnson & Johnson (1.57% of total net assets) both declined for the reporting period -10% and -3% respectively. General Electric Co., the Fund’s largest holding as of year-end at 3.25%, also declined for the reporting period by -2%.

Financial highlights for this Fund can be found on page 97.

State Farm Variable Product Trust Small Cap Equity Index Fund

Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Small Cap Equity Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Russell 2000® Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000® Index and approximately 10% of the total capitalization of the Russell 3000® Index. The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

Barclays Global Fund Advisors (BGFA) sub-advises the Small Cap Equity Index Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Domestic equity markets delivered modest gains for 2005 despite increasing short-term interest rates, rising oil prices, and low consumer confidence levels. During the reporting period, the Federal Reserve Board increased the federal funds rate eight times in 2005, resulting in a rate of 4.25% at year-end, the highest level in 4 1/2 years. Oil prices continued to rise during the reporting period. Already on the rise due to growing global demand, the price of oil surged to $70 per barrel in the wake of Hurricane Katrina. By the end of 2005 oil topped $61 per barrel, an increase of 40% for the year. Consumer confidence levels rebounded in December to a level of 103.8, up from a low of 85 in October. Real economic growth of 3.5% combined with a decrease in unemployment in December to 4.9% were believed to be the catalysts behind this increase.

Small-capitalization stocks, as represented by the Russell 2000® Index, gained 4.55% which was generally in line with large-capitalization stocks as represented by the S&P 500 Index, which gained 4.91% during the reporting period. This was the first year since 1998 that the Russell 2000® Index failed to outperform the large-cap S&P 500 Index.

Provide an illustration of the Fund’s investments.

*	Illustrated by sector and based on total net assets as of December 31, 2005. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 12 months ended December 31, 2005, the Small Cap Equity Index Fund returned 4.25% and the Index returned 4.55%. Broadening the timeframe to the 3-year period ended December 31, 2005, the Small Cap Equity Index Fund had a total return of 21.50% versus the Russell 2000® Index return of 22.13%. The line graph provides additional perspective on the Fund’s long term results.

[1]	The Russell 2000® Index is a trademark/service mark, and Russell™ is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with the Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Equity Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at http://www.statefarm.com/insuranc/life/vdapandr.htm and the State Farm Variable Universal Life Insurance Policy at http://www.statefarm.com/insuranc/life/vulpandr.htm.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund tracked the Index in 2005 ending the period just 0.30% below the Index return, even though the Fund was subject to internal operating expenses that are not found within the Index.

Within the Index, economically sensitive stocks had better returns than defensive stocks during the year. The energy sector, supported by rising oil prices, was a major contributor to overall performance of the Russell 2000® Index. Securities in this group gained 47% in 2005 after a gain of over 50% in 2004. While the return for the energy sector declined during the fourth quarter, it led the Index in previous quarters and accounted for roughly half of the Russell 2000® Index return for the calendar year. Two of the Fund’s top-ten holdings were from the energy sector. Cimarex Energy Co., the third largest holding in the Fund with 0.28% of total net assets, gained 13% for the year, while the fourth largest holding, Cal Dive International, 0.23% of total net assets, gained 76% for the calendar year.

Both the Consumer Discretionary and Information Technology sectors declined -2% for the year. These two sectors were the largest detractors to performance given their large weighting within the Russell 2000® Index at 15.34% and 17.32% respectively. Gateway Inc, a personal computer manufacturer, was one of the worst contributors to performance for the Fund in 2005 despite its small weighting of 0.05% of total net assets. Competition from large cap industry-leaders like Dell Computer and Hewlett Packard drove Gateway’s stock price down -58% in 2005.

The annual reconstitution of holdings within the Russell indices occurred on June 24, 2005. For the Russell 2000® Index, the one-time 2005 reconstitution resulted in 17.8% turnover, slightly below 2004’s 18.8% turnover. For the full year period, turnover in the Fund was 17%. After the reconstitution, the financial services sector continued to be the largest weighting in the Fund and finished the year with 21.40% of total net assets. Technology experienced the largest shift as the weight for this sector rose from 11.30% before the reconstitution to end December with 13.86% of total net assets within the Fund.

All of the Fund’s ten largest holdings as of December 31, 2005, delivered gains for the reporting period. In fact, three of these holdings gained in excess of 100%: medical device manufacturer Intuitive Surgical Inc. (0.34% of total net assets) gained 193%, biotechnology company Vertex Pharmaceuticals Inc. (0.21% of total net assets) gained 162%, and equipment company JLG Industries Inc. ( 0.19% of total net assets) gained 133%. Also performing well was the Fund’s top holding Amylin Pharmaceuticals Inc., (0.34% of total net assets) which gained 71% for the year.

Financial highlights for this Fund can be found on page 98.

*	The Russell 2000® Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Variable Product Trust International Equity Index Fund

Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morgan Stanley Capital International EAFE® Free Index1 (the “Index”). The Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries, Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund invests primarily in a representative sample of the stocks found in the Index. Barclays Global Fund Advisors (BGFA) sub-advises the International Equity Index Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

International equity markets, as represented by the Index, delivered gains during the reporting period of 13.54% in U.S. dollar terms. Low interest rates around the world contributed to the economic strength of many of the constituent countries. Healthy economic growth of 3.5% in the U.S. also contributed to the positive demand for foreign goods and services from the U.S. Many countries represented in the Index also benefited from ongoing demand from China, whose economy grew at an estimated 11% rate in 2005. Oil prices, which rose during the year and topped $61 per barrel, generally had a dampening effect on global economic markets, although they did help the global economic markets with substantial representation in the energy industry.

The U.S. dollar continued to strengthen relative to foreign currencies during the fourth quarter, rising 2.21% against the Euro and 3.05% against the British Pound. For the full year, the U.S. dollar posted a 15.23% rise against the Euro, an 11.83% increase against the British Pound and a 15.18% rise against the Japanese Yen.

Provide an illustration of the Fund’s investments.

*	Based on total net assets as of December 31, 2005. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 12 other countries each of which represent less than 3% of net assets.

How did the Fund perform during the reporting period?

For the 12 months ended December 31, 2005, the International Equity Index Fund returned 13.44% and the MSCI EAFE® Free Index returned 13.54%. Broadening the timeframe to the 3-year period ended December 31, 2005, the International Equity Index Fund had a total return of 23.09% versus the MSCI EAFE® Free Index return of 23.68%. The line graph provides additional perspective on the Fund’s long term results.

[1]	The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Variable Product Trust (the “Trust”). The International Equity Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold, or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of Fund shares. The Trust’s Prospectus contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at http://www.statefarm.com/insuranc/life/vdapandr.htm and the State Farm Variable Universal Life Insurance Policy at http://www.statefarm.com/insuranc/life/vulpandr.htm.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund tracked the Index in 2005 ending the period just 0.10% below the index return, even though the Fund was subject to internal operating expenses that are not found within the Index. European stocks increased modestly, rising only 1.95% in U.S. dollar terms on the back of the stronger U.S. dollar. Norway was the worst performer for the fourth quarter within the EAFE® Free Index, with a -4.48% total return in U.S. dollar terms, but was the fourth best European market for the year on the strength of both listed energy and materials companies. Despite a positive fourth quarter, Ireland registered the worst U.S. dollar return for the year within the EAFE® Free Index, falling -2.29%, however, with just a 0.78% weighting overall, its impact to performance of the EAFE® Free Index was negligible.

Japan was the largest country weighting in the portfolio at 25% as of December 31, 2005. For the year the Japanese component of the MSCI EAFE® Free Index gained 25.61%. The Japanese market benefited from what appeared to be a solid economic recovery as deflation concerns were abated in December with a rise in consumer prices, the first increase in five years.

Among the Fund’s ten largest holdings as of December 31, 2005, performance was mostly positive for the reporting period. Top performers in the Fund included pharmaceutical giant Roche Holding AG (Switzerland) a 1.03% weighting which gained 32.15% and Toyota Motor Corp. (Japan) a 1.46% weighting which gained 47.60%. Food company Nestle SA (Switzerland), a 1.17% weighting in the Fund, also contributed positively to the Fund’s performance with a gain of 16.84%. All three oil companies listed among the Fund’s ten largest holdings benefited from rising oil prices and performed well during the reporting period: Total SA (France), 1.37% weighting, gained 33.91%; top holding BP PLC (UK), a 2.17% weighting, gained 13.55%; and Royal Dutch Shell Class A (UK), a 1.20% weighting, gained 19.15%. Vodafone Group PLC (UK), a 1.33% weight, posted a loss of -20.55% for the reporting period as did financial services company HSBC Holdings (UK), a 1.76% weighting, which declined -0.97% .

*	The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. EAFE® Free is meant to reflect actual opportunities for foreign investors in a local market. Returns are measured in U.S. dollars. Unlike an investment in the International Equity Index Fund, a theoretical investment in the index does not reflect any expenses. It is not possible to invest directly in an index.

The Financial sector, which is the largest sector by weighting in EAFE® Free Index, representing 28.45% at year end, rose 7.61% in the fourth quarter, and for the year, was up 15.33%, contributing most to the quarterly and annual performance of the EAFE® Free Index. Mizuho Financial (Japan) (0.74% of total net assets) gained 24.49%, UBS AG (Switzerland) (0.96% of total net assets) gained 11.25%, and Unicredito Italiano S.p.A. (Italy) (0.54% of total net assets) gained 21.41% for the Fund for the fourth quarter. Meanwhile, Mizuho Financial (0.74% of total net assets) gained 57.48%, Mitsubishi UFJ Financial Group Inc. (Japan) (0.97% of total net assets) gained 33.56%, and UBS AG (0.96% of total net assets) gained 13.20% for the entire calendar year period.

For the year, stocks in the telecommunications sector (5.60% of total net assets) were the worst performers for the Fund with Telefonica S.A. (Spain) (0.66% of total net assets) declining -17.23%, France Telecom (France) (0.40% of total net assets) declined -25.22%, Deutsche Telekom AG (Germany) (0.44% of total net assets) declined -26.61%, and Vodafone Group PLC (1.33% of total net assets) declined -20.55%.

Financial highlights for this Fund can be found on page 99.

State Farm Variable Product Trust Stock and Bond Balanced Fund

Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Stock and Bond Balanced Fund is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in the Variable Product Trust Large Cap Equity Index Fund and the Variable Product Trust Bond Fund. We strive to maintain an investment mix of approximately 60% of assets in the Large Cap Equity Index Fund and 40% of assets in the Bond Fund. The Stock and Bond Balanced Fund never invests more than 75% of its net assets in either underlying fund. Although the Fund is not an asset allocation or market timing portfolio, we do, from time to time, adjust the amount of its assets invested in each underlying Fund as economic, market, and financial conditions warrant.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Stock and Bond Balanced Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each underlying Fund’s managers. You may wish to refer to the Management Discussion for the Variable Product Trust Large Cap Equity Index Fund and the Variable Product Trust Bond Fund in addition to the commentary provided here.

A second-half rally in the U.S. stock market as represented by the S&P 500 Index resulted in a gain for the year of 4.91%. This gain was supported by corporate profits that grew on average at a double-digit pace. U.S. economic growth was resilient despite higher energy prices, devastating hurricanes, and rising short-term interest rates. The Energy sector was the best performing sector of the U.S. market with a gain for the year 2005 in excess of 30%. With the United States being the largest consumer of energy in the world, escalating oil prices topped the headlines during much of the period. The Utilities sector was the second best performing sector in the U.S. market with a gain for the year of approximately 16%.

After thirteen measured increases of 0.25% each to the short-term Fed Funds Rate beginning in 2004, the Federal Reserve appears to have reversed most of the accommodative stance it had instilled since 2001. Changes to intermediate and long-term yields over the past year, however, were not measured. The 10-year U.S. Treasury bond yield closed December 2005 at 4.39% which was 0.15% higher than where it started the year after declining to a low of 4.00% in February. The up/down swing of the 30-year U.S. Treasury bond yield went from a start of 4.82%, to a low of 4.19% in June, to a high of 4.85% in November, before settling at 4.55% at the end of the year.

Provide an illustration of the Fund’s investments.

*	Based on total net assets as of December 31, 2005. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2005, the Stock and Bond Balanced Fund had a total return of 3.22% after expenses. Because of the nature of the Fund (that it invests solely in shares of two underlying Funds), a blended benchmark is used for comparison purposes. The blended benchmark is a combination of 60% S&P 500 Index and 40% Lehman Brothers Intermediate Government/Credit Index (rebalanced on a monthly basis). The total return of the blended benchmark was 3.65% for the 1-year period ended December 31, 2005. Broadening the timeframe to the 3-year period ended December 31, 2005, the Stock and Bond Balanced Fund had a total return of 9.41% versus the blended benchmark of 9.81%. The line graph provides additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at http://www.statefarm.com/insuranc/life/vdapandr.htm and the State Farm Variable Universal Life Insurance Policy at http://www.statefarm.com/insuranc/life/vulpandr.htm.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Equity portion of the Fund (approximately 60% throughout the period)

The Fund tracked the Index in 2005 ending the period just 0.34% below the Index return, even though the Fund was subject to internal operating expenses that are not found within the Index. The Index had negative returns for the first six months but finished the year at 4.91%. In the end, only two of the ten sectors of the S&P 500 Index finished with a loss, Telecommunications, a 3.01% weighting in the Index declined -5.62%, and Consumer Discretionary, a 10.37% Index weighting declined -6.31%. Meanwhile, six sectors: Industrials (11.36% Index weighting), Technology (15.12% Index weighting), Consumer Staples (9.56% Index weighting), Materials (2.99% Index weighting), Financials (21.55% Index weighting), and Healthcare (13.35% Index weighting) had positive gains ranging from 1.0-6.5%. The remaining two sectors were more positive: Energy (9.32% Index weighting) had a gain in excess of 30% and Utilities (3.37% Index weighting) had a gain of over 16% for the year. Both sectors benefited from higher energy prices during the reporting period.

The Energy sector (9.19% of the Large Cap Equity Index Fund’s net assets) was the best performing sector of the S&P 500 Index as rising oil prices contributed to higher profits for most companies across the sector. ExxonMobil was the Large Cap Equity Index Fund’s second largest weighting overall at 3.07% of its net assets and largest energy holding. Chevron was the only other energy company in the top 20 holdings of the Large Cap Equity Index Fund with a weighting of 1.12% of its net assets. The Utilities sector was a small subset of the Large Cap Equity Index Fund with only 3.45% of net assets despite that sector having gained approximately 16% for the year.

The Financials Sector accounted for the second largest weighting of the Large Cap Equity Index Fund at 20.97% of its net assets. Commercial Banks and Thrifts on average declined in value for the year while Insurance and other Diversified Financial Services companies gained. Accordingly, share prices for Citigroup (2.16% of Large Cap Equity Index Fund’s net assets) and Bank of America (1.63% of Large Cap Equity Index Fund’s net assets) were generally flat for the year while American International Group (1.55% of Large Cap Equity Index Fund’s net assets) registered a small gain for the period.

Fixed Income portion of the Fund (approximately 40% throughout the period)

Short- and intermediate-term interest rates rose over the reporting period while long-term interest rates declined slightly. Therefore, long maturity bonds outperformed intermediate maturity bonds which in turn, outperformed short-maturity bonds as represented by the Lehman Brothers 20+year, 7-10 year, and 1-5 year U.S. Treasury Indices with total returns of 8.57%, 2.43%, and 1.34% respectively over the reporting period. Given that the Bond Fund maintains primarily a short- and intermediate maturity orientation, performance over the reporting period was impacted negatively by the rising rate environment. From a maturity perspective, the Bond Fund held only 2.73% of its net assets in bonds with a maturity over 10 years. At the other end of the maturity spectrum, the Bond Fund held 67.37% of its net assets in bonds with maturities of 5 years or less and 29.88% in bonds maturing between 6 and 10 years.

The Bond Fund’s credit positioning also hurt relative performance over the reporting period as the Bond Fund was underweight in the highest quality, AAA-rated bonds at 38% of its net assets versus 66% for the Lehman Brothers Intermediate Government/Credit Index. The bulk of this difference was invested in A-rated corporate debt where yield spreads widened (increased) relative to U.S. Treasury bonds as highlighted earlier. At the end of December 2005, the Bond Fund maintained 62.68% of its net assets invested in corporate bonds versus 32.24% in U.S. Treasury and Government Agency bonds.

Financial highlights for this Fund can be found on page 100.

*	See footnotes for the Large Cap Equity Index Fund and the Bond Fund for descriptions of indices.
**	State Farm Investment Management Corp. computes the Blended Benchmark by using 60% S&P 500 Index and 40% Lehman Brothers Intermediate Government/Credit Index.
The S&P 500 Index, the Lehman Brothers Intermediate Government/Credit Index and the Blended Benchmark represent unmanaged groups or composites of groups, of stocks and bonds that differ from the composition of the Stock and Bond Balanced Fund. Unlike an investment in the Stock and Bond Balanced Fund, return in the indices does not reflect expenses of investing.

State Farm Variable Product Trust Bond Fund

Management Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Bond Fund is managed in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with low price volatility. In managing the Fund, we are generally buy-and-hold investors who focus on U.S. Government and investment grade corporate debt obligations. While the Fund invests in debt securities of varying maturities, it is structured with a maturity and interest rate risk (duration) profile that is consistent with its benchmark, the Lehman Brothers Intermediate Government/Credit Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

Weighing on the market at various points throughout the year were external factors like the Federal Reserve raising interest rates, rapidly rising energy prices, and the economic and social disruptions of a catastrophic hurricane season. After thirteen measured increases of 0.25% each to the short-term Fed Funds Rate beginning in 2004, the Federal Reserve essentially reversed most of the accommodative stance it had instilled since 2001. Changes to intermediate and long-term yields over the past year, however, were not measured. The 10-year U.S. Treasury bond yield closed December 2005 at 4.39%, which was 0.15% higher than where it started the year after declining to a low of 4.00% in February. The up/down swing of the 30-year U.S. Treasury bond yield went from a start of 4.82%, to a low of 4.19% in June, to a high of 4.85% in November, before settling at 4.55% at the end of the year.

Corporate bond yield spreads relative to U.S. Treasuries widened as the year progressed. At the start of 2005, “A” rated intermediate maturity bonds had a yield that averaged about 0.45% above comparable U.S. Treasury securities. By the end of the year, that spread had increased to 0.70% which hurt returns of lower-credit quality bonds versus high quality bonds.

Provide an illustration of the Fund’s investments.

*	Based on total net assets as of December 31, 2005. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2005, the Bond Fund had a total return of 1.02% compared to a return of 1.58% for the Lehman Brothers Intermediate Government/Credit Index. Broadening the timeframe to the 3-year period ended December 31, 2005, the Bond Fund had a total return of 2.49% versus 2.97% for the Lehman Brothers Intermediate Government/Credit Index. The line graph provides additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at http://www.statefarm.com/insuranc/life/vdapandr.htm and the State Farm Variable Universal Life Insurance Policy at http://www.statefarm.com/insuranc/life/vulpandr.htm.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As highlighted earlier, short- and intermediate-term interest rates rose over the reporting period while long-term interest rates declined slightly. Therefore, long maturity bonds outperformed intermediate maturity bonds which, in turn, outperformed short-maturity bonds as represented by the Lehman Brothers 20+year, 7-10 year, and 1-5 year U.S. Treasury Indices with total returns for the year 2005 of 8.57%, 2.43%, and 1.34%, respectively. Given that the Bond Fund maintains primarily a short- and intermediate maturity orientation, performance over the reporting period was impacted negatively by the rising rate environment. From a maturity perspective, the Bond Fund held only 2.73% of net assets in bonds with a maturity over 10 years. At the other end of the maturity spectrum, the Fund held 67.37% of assets in bonds with maturities of 5 years or less and 29.88% in bonds maturing between 6 and 10 years.

The option-adjusted duration of the Bond Fund (which attempts to incorporate prepayment possibilities into the duration calculation) stood at approximately 3.3 years at the end of the year which is up slightly from 3.25 years at the start of 2005. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The slightly higher duration had a somewhat negative effect by increasing the negative impact to performance of rising interest rates in the short and intermediate part of the yield curve.

The Fund’s credit positioning also hurt relative performance to its benchmark over the reporting period as the Fund was underweight in the highest quality, AAA-rated bonds at 38% of net assets versus 66% for the Lehman Brothers Intermediate Government/Credit Index. The bulk of this difference was invested in A-rated corporate debt where yield spreads widened (increased) relative to U.S. Treasury bonds, as highlighted earlier. At the end of December 2005 the Fund maintained 62.68% of total net assets invested in corporate bonds versus 32.24% in U.S. Treasury and Government Agency bonds.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

Given the Fund’s investment objective of high income consistent with low price volatility, this Fund is designed to be a relatively stable, low risk element of a diversified portfolio. As interest rates rise, bond prices decline. Further tightening efforts by the Federal Reserve to raise short term interest rates could reduce the Fund’s total return.

Financial highlights for this Fund can be found on page 101.

*	The Lehman Brothers Government/Credit Intermediate Index contains U.S. Government and corporate bonds maturing within 1-10 years and an outstanding par value of at least 250 million. The Lehman Brothers Government/Credit Intermediate Index represents an unmanaged group of bonds that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Variable Product Trust Money Market Fund

Management Discussion

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

*	Based on total investments as of December 31, 2005. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on page 102.

The performance figures for the Funds on the preceding pages reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and fund-level expenses, but not contract-level charges. If contract-level charges were reflected, the performance quoted would be significantly lower than shown. The Policy Total Returns on pages 22 and 23 reflect contract-level charges for the State Farm Variable Deferred Annuity and State Farm Variable Universal Life Insurance policies.

Expense Example (unaudited)1

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each Fund.

Actual Expenses

The actual expenses in the table under each Fund name below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the actual expenses line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value.

Hypothetical Example for Comparison Purposes

The hypothetical information in the table under each Fund name below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information in the table under each Fund name is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemptions fees, or exchange fees.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Period July 1, 2005 to December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005[2]
Large Cap Equity Index Fund
Actual	$1,000.00	$1,055.14	0.32%	$1.66
Hypothetical (5% return before expenses)	$1,000.00	$1,023.59	0.32%	$1.63
Small Cap Equity Index Fund
Actual	$1,000.00	$1,057.96	0.50%	$2.59
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55
International Equity Index Fund
Actual	$1,000.00	$1,147.46	0.76%	$4.11
Hypothetical (5% return before expenses)	$1,000.00	$1,021.40	0.76%	$3.87
Stock and Bond Balanced Fund[3]
Actual	$1,000.00	$1,032.25	0.43%	$2.20
Hypothetical (5% return before expenses)	$1,000.00	$1,023.05	0.43%	$2.19
Bond Fund
Actual	$1,000.00	$997.73	0.59%	$2.97
Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	0.59%	$3.01
Money Market Fund
Actual	$1,000.00	$1,016.26	0.50%	$2.54
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55

	Beginning Account Value August 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Period August 1, 2005 to December 31, 2005	Expenses Paid During Period August 1, 2005 to December 31, 2005[4]
Large Cap Equity Fund
Actual	$1,000.00	$1,032.08	0.70%	$2.98
Small Cap Equity Fund
Actual	$1,000.00	$965.70	0.90%	$3.71
International Equity Fund
Actual	$1,000.00	$1,147.25	1.00%	$4.50

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Period July 1, 2005 to December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005[2]
Large Cap Equity Fund
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	0.70%	$3.57
Small Cap Equity Fund
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	0.90%	$4.58
International Equity Fund
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	1.00%	$5.09

[1]	This expense example reflects only the underlying Fund fees. As an owner of an interest in the Accounts, you do not directly own shares of the underlying Funds. Instead, you allocate premiums to a subaccount of the Accounts and the subaccount invests in a corresponding Fund of the State Farm Variable Product Trust. Your ownership interest in the Accounts is also subject to contract level fees and expenses which are not included in this expense example.
[2]	Expenses are equal to the fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[3]	Expenses for the Stock and Bond Balanced Fund equal 60% of the Large Cap Equity Index Fund expenses plus 40% of the Bond Fund expenses. The Stock and Bond Balanced Fund targets a 60%/40% investment ratio between the Large Cap Equity Index Fund and the Bond Fund. This ratio may vary slightly from 60%/40% throughout the year. At December 31, 2005 the ratio was 61.5%/38.5%, based on total investments.
[4]	Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 153/365 (to reflect the number of days since the registration statement was declared effective by the SEC on August 1, 2005).

POLICY TOTAL RETURNS

State Farm Life Insurance Company

(Not Licensed in New York or Wisconsin)

Variable Deferred Annuity Performance and Returns

Standardized Returns for Period Ending 12/31/2005

		Average Annual Returns
Fund	Inception Date	1-Year	5-Year	Since Inception
Large Cap Equity Index Fund	1/22/1998	-1.06%	-0.77%	3.35%
Small Cap Equity Index Fund	1/29/1998	-1.50%	7.14%	5.31%
International Equity Index Fund	1/22/1998	8.70%	2.81%	4.59%
Stock and Bond Balanced Fund	1/29/1998	-3.00%	1.12%	3.18%
Bond Fund	1/22/1998	-5.91%	3.24%	3.66%

Standardized returns reflect all contract-level and underlying fund fees and expenses, including the $30 annual administrative fee (waived if total premiums of at least $50,000 have been paid) and surrender charges (7% in year 1, declining by 1% each following year until it reaches 0% in year 8). The fees and expenses are based on an assumed average account size of $11,400 as of 12/31/2005. The since inception standardized return period begins on the Fund inception date (as noted).

Variable Universal Life Performance and Returns

Standardized Returns for Period Ending 12/31/2005

		Average Annual Returns
Fund	Inception Date	1-Year	5-Year	Since Inception
Large Cap Equity Index Fund	1/22/1998	-1.95%	-3.36%	1.28%
Small Cap Equity Index Fund	1/29/1998	-2.41%	4.87%	3.02%
International Equity Index Fund	1/22/1998	7.67%	0.02%	2.28%
Stock and Bond Balanced Fund	1/29/1998	-3.82%	-1.20%	1.06%
Bond Fund	1/22/1998	-6.78%	1.18%	1.58%

The State Farm Variable Universal Life policy total returns reflect all contract-level and underlying fund fees and expenses (including the 5% Premium Charge, the daily Mortality and Expense Risk Charge at a current annual rate of 0.8% of net assets, the current monthly expense charge of $8, and the investment advisory fees and other expenses incurred by the funds), except for surrender charges and the cost of insurance. If the surrender charges (if applicable) or the cost of insurance were reflected, the performance quoted would be significantly lower than shown. We encourage you to obtain from your State Farm registered representative agent a personalized illustration that will reflect all applicable fees and charges, including the cost of insurance. For policies purchased prior to July 1, 2004, the monthly expense charge is $6. The monthly expense charge reflected above is $8, which is the monthly expense charge for policies purchased on or after July 1, 2004. The fees and expenses reflected in this calculation are based on an assumed average account size of $4,700 as of 12/31/2005. The total returns since inception period begins on the Fund Inception Date (as noted).

This performance data represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end at the following pages on statefarm.com®: http://www.statefarm.com/insuranc/life/VAperfLife.pdf and http://www.statefarm.com/insuranc/life/VULperfLife.pdf. The returns on this page apply only to the State Farm Life Insurance Company products.

POLICY TOTAL RETURNS

State Farm Life and Accident Assurance Company

(Licensed in New York and Wisconsin)

Variable Deferred Annuity Performance and Returns

Standardized Returns for Period Ending 12/31/2005

		Average Annual Returns
Fund	Inception Date	1-Year	5-Year	Since Inception
Large Cap Equity Index Fund	8/3/1998	-1.09%	-0.79%	1.53%
Small Cap Equity Index Fund	8/3/1998	-1.54%	7.12%	6.37%
International Equity Index Fund	8/3/1998	8.66%	2.79%	3.16%
Stock and Bond Balanced Fund	8/3/1998	-3.03%	1.10%	2.72%
Bond Fund	8/3/1998	-5.95%	3.22%	3.65%

Standardized returns reflect all contract-level and underlying fund fees and expenses, including the $30 annual administrative fee (waived if total premiums of at least $50,000 have been paid) and surrender charges (7% in year 1, declining by 1% each following year until it reaches 0% in year 8). The fees and expenses are based on an assumed average account size of $10,700 as of 12/31/2005. The since inception standardized return period begins on the contract registration effective date of August 3, 1998.

Variable Universal Life Performance and Returns

Standardized Returns for Period Ending 12/31/2005

		Average Annual Returns
Fund	Inception Date	1-Year	5-Year	Since Inception
Large Cap Equity Index Fund	12/2/1998	-2.61%	-4.23%	-2.32%
Small Cap Equity Index Fund	12/2/1998	-3.08%	4.15%	4.54%
International Equity Index Fund	12/2/1998	6.96%	-0.91%	0.39%
Stock and Bond Balanced Fund	12/2/1998	-4.47%	-1.97%	-0.89%
Bond Fund	12/2/1998	-7.40%	0.54%	0.43%

The State Farm Variable Universal Life policy total returns reflect all contract-level and underlying fund fees and expenses (including the 5% Premium Charge, the daily Mortality and Expense Risk Charge at a current annual rate of 0.8% of net assets, the current monthly expense charge of $8, and the investment advisory fees and other expenses incurred by the funds), except for surrender charges and the cost of insurance. If surrender charges (if applicable) and the cost of insurance were reflected, the performance quoted would be significantly lower than shown. We encourage you to obtain from your State Farm registered representative agent a personalized illustration that will reflect all applicable fees and charges, including the cost of insurance. For policies purchased prior to July 1, 2004, the monthly expense charge is $6. The monthly expense charge reflected above is $8, which is the monthly expense charge for policies purchased on or after July 1, 2004. The fees and expenses reflected in this calculation are based on an assumed average account size of $3,600 as of 12/31/2005. The total returns since inception period begins on the contract registration effective date of December 2, 1998.

This performance data represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end at the following pages on statefarm.com®: http://www.statefarm.com/insuranc/life/VAperfAssur.pdf and http://www.statefarm.com/insuranc/life/VULperfAssur.pdf. The returns on this page apply only to the State Farm Life and Accident Assurance Company products.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2005

	Shares	Value
Common Stocks (95.16%)

Consumer Discretionary (4.26%)
AutoNation Inc. (a)	5,200	$112,996
Carnival Corp.	2,500	133,675
Clear Channel Communications Inc.	11,200	352,240
Dollar Tree Stores Inc. (a)	3,600	86,184
Leggett & Platt Inc.	8,800	202,048
McDonald’s Corp.	2,900	97,788
Starwood Hotels & Resorts Worldwide Inc.	1,300	83,018
Time Warner Inc.	4,400	76,736

		1,144,685

Consumer Staples (11.34%)
Altria Group Inc.	11,600	866,752
Anheuser-Busch Companies Inc.	3,900	167,544
Avon Products Inc.	16,600	473,930
Campbell Soup Co.	13,300	395,941
General Mills Inc.	4,000	197,280
Kraft Foods Inc. Class A	21,400	602,196
Unilever NV	5,000	343,250

		3,046,893

Energy (8.50%)
Anadarko Petroleum Corp.	1,300	123,175
Chevron Corp.	3,800	215,726
Exxon Mobil Corp.	5,300	297,701
Kinder Morgan Inc.	4,200	386,190
Royal Dutch Shell PLC ADR Class A	1,100	67,639
Royal Dutch Shell PLC ADR Class B	11,900	767,907
Transocean Inc. (a)	6,100	425,109

		2,283,447

Financials (26.81%)
American International Group Inc.	5,900	402,557
AmeriCredit Corp. (a)	12,000	307,560
Assurant Inc.	1,200	52,188
Berkshire Hathaway Inc. Class A (a)	2	177,240
Capital One Financial Corp.	3,700	319,680
Chubb Corp.	2,200	214,830
Everest Re Group Ltd.	1,200	120,420
Fifth Third Bancorp	9,600	362,112
General Growth Properties Inc.	12,900	606,171
Goldman Sachs Group Inc.	1,200	153,252
Hartford Financial Services Group Inc.	5,900	506,751
Hudson City Bancorp Inc.	41,300	500,556
IndyMac Bancorp Inc.	6,100	238,022
JPMorgan Chase & Co.	26,800	1,063,692
Marsh & McLennan Companies Inc.	6,100	193,736
RenaissanceRe Holdings Ltd.	3,800	167,618
St. Paul Travelers Co. Inc.	2,100	93,807
Washington Mutual Inc.	20,600	896,100
Wells Fargo & Co.	9,900	622,017
XL Capital Ltd. Class A	3,100	208,878

		7,207,187

Health Care (9.42%)
AmerisourceBergen Corp.	9,000	372,600
AstraZeneca PLC ADR	8,000	388,800
Eli Lilly & Co.	1,900	107,521
Medco Health Solutions Inc. (a)	8,900	496,620
Merck & Co. Inc.	13,500	429,435
Pfizer Inc.	4,900	114,268
WellPoint Inc. (a)	7,800	622,362

		2,531,606

Industrials (14.25%)
Allied Waste Industries Inc. (a)	19,000	166,060
Cooper Industries Ltd. Class A	7,300	532,900
Emerson Electric Co.	2,600	194,220
General Electric Co.	22,700	795,635
Goodrich Corp.	2,100	86,310
Hubbell Inc. Class B	2,500	112,800
Ingersoll-Rand Co. Ltd. Class A	2,000	80,740
Siemens AG ADR	2,100	179,739
Tyco International Ltd.	16,400	473,304
Union Pacific Corp.	5,700	458,907
United Technologies Corp.	13,400	749,194

		3,829,809

Materials (4.98%)
Air Products & Chemicals Inc.	4,000	236,760
Alcoa Inc.	8,500	251,345
International Paper Co.	10,800	362,988
Methanex Corp.	5,200	97,448
The Dow Chemical Co.	8,900	389,998

		1,338,539

Technology (7.38%)
Affiliated Computer Services Inc. Class A (a)	2,900	171,622
Arrow Electronics Inc. (a)	1,300	41,639
Fairchild Semiconductor International Inc. (a)	24,100	407,531
Flextronics International Ltd. (a)	39,800	415,512
Freescale Semiconductor Inc. Class A (a)	16,900	425,711
Hewlett-Packard Co.	15,900	455,217
International Rectifier Corp. (a)	2,100	66,990

		1,984,222

Telecommunication Services (5.23%)
AT&T Inc.	15,800	386,942
BellSouth Corp.	6,100	165,310

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Telecommunication Services (Cont.)
Sprint Nextel Corp.	21,300	$497,568
Verizon Communications Inc.	11,800	355,416

		1,405,236

Utilities (2.99%)
Duke Energy Corp.	10,100	277,245
Equitable Resources Inc.	3,900	143,091
Exelon Corp.	2,300	122,222
MDU Resources Group Inc.	4,100	134,234
Pinnacle West Capital Corp.	3,100	128,185

		804,977

Total Common Stocks (cost $24,794,065)		25,576,601

Short-term Investments (4.89%)
JPMorgan 100% US Treasury Securities Money Market Fund	300,058	300,058
JPMorgan Treasury Plus Money Market Fund	1,014,887	1,014,887

Total Short-term Investments (cost $1,314,945)		1,314,945

TOTAL INVESTMENTS (100.05%) (cost $26,109,010)		26,891,546
LIABILITIES, NET OF OTHER ASSETS (-0.05%)		(13,239)

NET ASSETS (100.00%)		$26,878,307

(a)	Non-income producing security.

ADR - American Depository Receipts

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2005

	Shares	Value
Common Stocks (92.97%)

Consumer Discretionary (20.05%)
Advo Inc.	7,700	$216,986
Alloy Inc. (a)	11,600	33,524
Arbitron Inc.	8,900	338,022
Beazer Homes USA Inc.	2,700	196,668
Blue Nile Inc. (a)	800	32,248
Borders Group Inc.	2,500	54,175
California Pizza Kitchen Inc. (a)	5,600	179,032
Citadel Broadcasting Corp.	4,200	56,448
Citi Trends Inc. (a)	1,000	42,690
dELiA*s Inc. (a)	5,800	48,140
dELiA*s Inc. Rights (a)	668	668
Entercom Communications Corp. (a)	1,500	44,505
Fairmont Hotels & Resorts	1,400	59,374
Fossil Inc. (a)	3,200	68,832
Four Seasons Hotels Inc.	5,300	263,675
Franklin Covey Co. (a)	9,700	61,304
Furniture Brands International Inc.	16,900	377,377
Jarden Corp. (a)	11,100	334,665
Libbey Inc.	5,400	55,188
Lithia Motors Inc. Class A	2,500	78,600
MDU Communications Inc. (a)	132,300	194,481
Mikohn Gaming Corp. (a)	10,900	107,583
Orient Express Hotels Ltd. Class A	8,900	280,528
Petco Animal Supplies Inc. (a)	2,500	54,875
PF Chang’s China Bistro Inc. (a)	3,100	153,853
Prestige Brands Holdings Inc. (a)	6,800	85,000
Princeton Review Inc. (a)	16,900	87,035
Radio One Inc. Class D (a)	15,200	157,320
Reader’s Digest Association Inc.	13,800	210,036
Restoration Hardware Inc. (a)	17,100	102,942
Ruth’s Chris Steak House (a)	4,900	88,690
Scientific Games Corp. Class A (a)	10,500	286,440
Six Flags Inc. (a)	6,200	47,802
Stage Stores Inc.	5,300	157,834
Steiner Leisure Ltd. (a)	1,400	49,784
Texas Roadhouse Inc. Class A (a)	9,200	143,060
The Sports Authority Inc. (a)	1,600	49,808
ValueVision Media Inc. Class A (a)	10,400	131,040

		4,930,232

Consumer Staples (2.64%)
Fresh Del Monte Produce Inc.	2,300	52,371
Interstate Bakeries Corp. (a)	21,200	157,940
Performance Food Group Co. (a)	4,500	127,665
Reddy Ice Holdings Inc.	5,900	128,679
Tootsie Roll Industries Inc.	4,500	130,185
WD-40 Co.	2,000	52,520

		649,360

Energy (6.02%)
Alpha Natural Resources Inc. (a)	16,400	315,044
Cabot Oil & Gas Corp.	1,300	58,630
CNX Gas Corp. (a) (b)	5,600	87,150
Delta Petroleum Corp. (a)	14,000	304,780
Energy Partners Ltd. (a)	3,300	71,907
Helmerich & Payne Inc.	4,000	247,640
Hydril (a)	1,500	93,900
Newpark Resources Inc. (a)	27,800	212,114
St. Mary Land & Exploration Co.	2,400	88,344

		1,479,509

Financials (12.32%)
American Financial Realty Trust	4,600	55,200
Annaly Mortgage Management Inc.	12,300	134,562
Anthracite Capital Inc.	15,000	157,950
Banner Corp.	8,400	262,080
Columbia Banking Systems Inc.	8,100	231,255
Cullen Frost Bankers Inc.	1,000	53,680
Endurance Specialty Holdings Ltd.	600	21,510
Federal Agricultural Mortgage Corp. Class C	6,900	206,517
First Community Bancorp (CA)	1,000	54,370
Franklin Bank Corp. (a)	6,100	109,739
Gramercy Capital Corp.	7,700	175,406
Harbor Florida Bancshares Inc.	1,500	55,575
LaSalle Hotel Properties	900	33,048
Max Re Capital Ltd.	4,800	124,656
Medallion Financial Corp.	5,600	63,056
MeriStar Hospitality Corp. (a)	5,400	50,760
MFA Mortgage Investments Inc.	7,100	40,470
Netbank Inc.	7,400	53,132
Pan Pacific Retail Properties Inc.	1,200	80,268
Placer Sierra Bancshares	4,300	119,153
ProAssurance Corp. (a)	1,800	87,552
Provident Bankshares Corp.	2,400	81,048
SL Green Realty Corp.	2,800	213,892
Southcoast Financial Corp. (a)	4,300	103,630
Tarragon Corp. (a)	2,600	53,612
Trammell Crow Co. (a)	12,000	307,800
Umpqua Holdings Corp.	2,300	65,619
Zenith National Insurance Corp.	750	34,590

		3,030,130

Health Care (9.07%)
American Healthways Inc. (a)	1,200	54,300
AMN Healthcare Services Inc. (a)	5,900	116,702
Atherogenics Inc. (a)	9,800	196,098
Atricure, Inc. (a)	6,300	67,095
Greatbatch Inc. (a)	5,700	148,257
Human Genome Sciences Inc. (a)	38,800	332,128
Incyte Corp. (a)	35,400	189,036
Matria Healthcare Inc. (a)	2,700	104,652
National Medical Health Card Systems Inc. (a)	600	16,320

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Health Care (Cont.)
Option Care Inc.	17,400	$232,464
Pharmacyclics Inc. (a)	17,800	63,190
Pharmion Corp. (a)	9,200	163,484
Renovis Inc. (a)	5,500	84,150
Rigel Pharmaceuticals Inc. (a)	7,400	61,864
VistaCare Inc. Class A (a)	10,100	126,250
Wright Medical Group Inc. (a)	11,000	224,400
ZymoGenetics Inc. (a)	2,900	49,329

		2,229,719

Industrials (15.05%)
Actuant Corp. Class A	5,600	312,480
Albany International Corp. Class A	2,500	90,400
Ducommun Inc. (a)	3,600	76,896
ESCO Technologies Inc. (a)	14,600	649,554
Exponent Inc. (a)	5,700	161,766
G&K Services Inc. Class A	5,500	215,875
Griffon Corp. (a)	3,800	90,478
Jacuzzi Brands Inc. (a)	11,400	95,760
Jetblue Airways Corp. (a)	16,650	256,077
K&F Industries Holdings Inc. (a)	12,300	188,928
Ladish Co. Inc. (a)	12,800	286,080
Pacer International Inc.	—	—
Pinnacle Airlines Corp. (a)	32,400	216,108
RailAmerica Inc. (a)	23,500	258,265
Resources Connection Inc. (a)	10,300	268,418
Tennant Co.	6,500	338,000
Tetra Tech Inc. (a)	7,900	123,793
United Stationers Inc. (a)	1,500	72,750

		3,701,628

Materials (5.48%)
AptarGroup Inc.	4,800	250,560
Georgia Gulf Corp.	8,300	252,486
Glatfelter	12,900	183,051
Methanex Corp.	23,000	431,020
Packaging Corp. of America	10,100	231,795

		1,348,912

Technology (21.13%)
Advanced Energy Industries Inc. (a)	26,000	307,580
Atheros Communications (a)	13,500	175,500
Benchmark Electronics Inc. (a)	7,000	235,410
Blackboard Inc. (a)	1,100	31,878
Brocade Communications Systems Inc. (a)	23,500	95,645
Credence Systems Corp. (a)	16,400	114,144
CyberSource Corp. (a)	7,200	47,520
Cymer Inc. (a)	7,900	280,529
Dot Hill Systems Corp. (a)	26,900	186,417
Electro Scientific Industries Inc. (a)	11,100	268,065
Fairchild Semiconductor International Inc. (a)	11,700	197,847
FEI Co. (a)	2,200	42,174
Gateway Inc. (a)	94,900	238,199
Intergraph Corp. (a)	1,200	59,772
Kulicke & Soffa Industries Inc. (a)	28,200	249,288
LoJack Corp. (a)	2,000	48,260
LTX Corp. (a)	22,400	100,800
MIPS Technologies Inc. (a)	11,900	67,592
MKS Instruments Inc. (a)	12,600	225,414
Moldflow Corp. (a)	4,000	55,760
National Instruments Corp.	7,100	227,555
Novatel Wireless Inc. (a)	10,000	121,100
ON Semiconductor Corp. (a)	48,400	267,652
Pixelworks Inc. (a)	6,000	30,480
Quest Software Inc. (a)	4,100	59,819
Rudolph Technologies Inc. (a)	4,900	63,112
Sapient Corp. (a)	74,802	425,623
SCO Group Inc. (a)	10,300	40,685
Semtech Corp. (a)	7,000	127,820
Sigmatel Inc. (a)	2,500	32,750
Silicon Laboratories Inc. (a)	3,100	113,646
Spansion Inc. Class A (a)	6,500	90,480
SupportSoft Inc. (a)	17,200	72,584
SYNNEX Corp. (a)	5,000	75,550
TNS Inc. (a)	7,000	134,260
Veeco Instruments Inc. (a)	16,500	285,945

		5,196,855

Telecommunication Services (0.37%)
General Communication Inc. Class A (a)	8,700	89,871

		89,871

Utilities (0.84%)
Duquesne Light Holdings Inc.	6,000	97,920
SEMCO Energy Inc. (a)	13,700	76,994
Westar Energy Inc.	1,500	32,250

		207,164

Total Common Stocks (cost $23,975,859)		22,863,380

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Short-term Investments (7.28%)
JPMorgan 100% US Treasury Securities Money Market Fund	926,911	$926,911
JPMorgan Treasury Plus Money Market Fund	864,250	864,250

Total Short-term Investments (cost $1,791,161)		1,791,161

TOTAL INVESTMENTS (100.25%) (cost $25,767,020)		24,654,541
LIABILITIES, NET OF OTHER ASSETS (-0.25%)		(62,513)

NET ASSETS (100.00%)		$24,592,028

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security was acquired on August 1, 2005 and has a cost of $16.00 per share for a total cost of $89,600. At December 31, 2005, the fair value of this security is $87,150 or 0.35% of net assets.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2005

	Shares	Value
Common Stocks (97.27%)

Australia (1.82%)
Amcor Ltd.	9,338	$51,137
Insurance Australia Group Ltd.	10,476	41,625
Macquarie Bank Ltd.	900	44,965
Promina Group Ltd.	13,286	47,141
Qantas Airways Ltd.	20,316	60,170
QBE Insurance Group Ltd.	3,974	57,102
Rinker Group Ltd.	11,013	132,811
Wesfarmers Ltd.	1,650	44,720
Woolworths Ltd.	5,061	62,517

		542,188

Austria (0.51%)
Erste Bank der Oesterreichischen Sparkassen AG	1,000	55,987
Telekom Austria AG	2,526	56,820
Wienerberger AG	1,000	40,016

		152,823

Belgium (0.65%)
Fortis	1,700	54,119
SES Global FDR Class A	4,000	68,666
UCB SA	1,500	70,466

		193,251

Canada (5.28%)
Abitibi Consolidated Inc.	10,000	40,088
Alcan Inc.	7,300	299,925
Barrick Gold Corp.	1,600	44,592
CAMECO Corp.	2,200	139,652
Canadian Natural Resources	2,300	114,026
Falconbridge Ltd.	2,600	77,165
Inco Ltd.	3,100	135,067
Loblaw Companies Ltd.	1,000	48,492
Magna International Inc. Class A	600	43,357
Manulife Financial Corp.	800	46,983
Methanex Corp.	3,000	56,415
Potash Corp. of Saskatchewan Inc.	2,200	176,197
Rogers Communications Inc. Class B	800	33,859
Suncor Energy Inc.	1,300	81,996
Telus Corp. Non Voting	4,400	176,651
The Toronto Dominion Bank	1,100	57,846

		1,572,311

Denmark (0.32%)
Novo Nordisk A/S	1,700	95,628

Finland (0.36%)
Stora Enso OYJ R Shares	3,800	51,466
UPM-Kymmene OYJ	2,900	56,856

		108,322

France (8.92%)
Accor SA	2,000	110,008
Air Liquide	500	96,192
AXA Co.	1,900	61,319
BNP Paribas	6,700	542,161
Bouygues	8,600	420,498
Carrefour SA	1,200	56,231
Essilor International	900	72,668
Groupe Danone	1,200	125,375
L’Oreal	1,200	89,219
Lafarge SA	1,300	116,969
Sanofi-Aventis	5,000	438,043
Schneider Electric SA	2,800	251,602
Societe Generale Class A	700	86,105
Total SA	200	50,245
Veolia Environnement	1,800	81,490
Vivendi Universal SA	1,900	59,519

		2,657,644

Germany (6.47%)
Allianz AG	1,600	242,349
Altana AG	900	49,014
Bayer AG	5,400	225,611
Bayerische Motoren Werke AG	1,100	48,250
Commerzbank AG	2,200	67,771
DaimlerChrysler AG	2,300	117,469
Deutsche Bank AG	900	87,265
Deutsche Boerse AG	565	57,900
Deutsche Post AG	3,300	80,013
E.On AG	2,000	206,922
Infineon Technologies AG (a)	7,300	66,806
SAP AG	1,400	253,857
Siemens AG	3,600	308,572
Volkswagen AG	2,200	116,190

		1,927,989

Hong Kong (1.25%)
Hang Lung Group Ltd.	25,000	53,040
Hang Lung Properties Ltd.	31,000	48,377
Hong Kong & China Gas Co. Ltd.	24,000	51,228
Li & Fung Ltd.	60,000	115,687
PCCW Ltd.	75,000	46,188
Sun Hung Kai Properties Ltd.	6,000	58,424

		372,944

Ireland (0.36%)
CRH PLC	3,600	105,912

Italy (0.69%)
Banca Intesa SpA	8,800	46,622
ENI SpA	3,400	94,312

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Italy (Cont.)
UniCredito Italiano SpA	9,500	$65,458

		206,392

Japan (32.67%)
Advantest Corp.	1,100	110,900
Aeon Co. Ltd.	7,800	198,414
Astellas Pharma Inc.	2,100	81,910
Canon Inc.	1,900	111,163
Chubu Electric Power Co. Inc.	2,000	47,653
Daiichi Sanyko Co. Ltd. (a)	7,700	148,535
Fanuc Ltd.	2,500	212,193
Hankyu Holdings Inc.	3,000	19,511
Hirose Electric Co. Ltd.	700	93,365
Hoya Corp.	2,400	86,285
Kansai Electric Power	6,200	133,268
Kao Corp.	4,000	107,178
Keyence Corp.	200	56,896
Millea Holdings Inc.	11	189,342
Mitsubishi Corp.	9,900	219,095
Mitsubishi Estate Co. Ltd.	27,000	560,902
Mitsubishi Heavy Industries Ltd.	12,000	52,911
Mitsubishi UFJ Financial Group Inc.	57	773,307
Mitsui & Co. Ltd.	5,000	64,230
Mizuho Financial Group Inc.	23	182,541
Murata Manufacturing Co. Ltd.	1,000	64,103
NGK Spark Plug Co. Ltd.	4,000	86,488
Nidec Corp.	1,000	85,047
Nikon Corp.	5,000	78,899
Nintendo Co. Ltd.	1,400	169,161
Nippon Electric Glass Co. Ltd.	7,000	152,838
Nippon Steel Corp.	16,000	56,981
Nippon Telegraph & Telephone Corp.	19	86,353
Nissan Motor Co. Ltd.	16,200	164,150
Nitto Denko Corp.	3,500	272,735
Obayashi Corp.	6,000	44,211
Omron Corp.	2,100	48,434
Orix Corp.	1,500	382,202
Ricoh Co. Ltd.	5,000	87,548
Rohm Co. Ltd.	1,600	174,062
Secom Co. Ltd.	1,000	52,317
Sekisui House Ltd.	4,000	50,333
Shimamura Co. Ltd.	600	83,029
Shin-Etsu Chemical Co. Ltd.	1,900	101,013
SMC Corp.	1,700	242,888
Softbank Corp.	20,400	861,424
Sompo Japan Insurance Inc.	7,000	94,671
Sony Corp.	1,700	69,479
Sumitomo Corp.	19,000	245,686
Sumitomo Mitsui Financial Group Inc.	75	794,929
Suzuki Motor Corp.	14,000	259,380
T&D Holdings Inc.	1,050	69,623
Takeda Pharmaceutical Co. Ltd.	2,500	135,244
TDK Corp.	700	48,255
Tokyo Electric Power Co.	2,400	58,303
Tokyo Electron Ltd.	4,100	257,608
Tokyo Gas Co. Ltd.	14,000	62,204
Tokyu Corp.	8,000	56,574
Trend Micro Inc. (a)	3,000	113,452
Uni-Charm Corp.	1,200	53,928
Ushio Inc.	2,700	63,073
Yahoo! Japan Corp.	127	192,759
Yamada Denki Co. Ltd.	1,600	200,246
Yamato Holdings Co. Ltd.	10,000	165,854

		9,735,083

Netherlands (5.33%)
ABN AMRO Holdings NV	9,479	247,898
Aegon NV	13,800	224,645
ASML Holding NV (a)	2,800	55,293
Heineken NV	8,400	266,321
ING Groep NV	6,900	239,349
Koninklijke KPN NV	40,600	407,122
Koninklijke Numico NV (a)	1,500	62,119
TNT NV	2,700	84,388

		1,587,135

Norway (0.29%)
DNB NOR ASA	8,000	85,342

Portugal (0.18%)
Portugal Telecom SGPS SA	5,200	52,636

Singapore (0.84%)
DBS Group Holdings Ltd.	5,000	49,620
Singapore Telecommunications	128,000	200,932

		250,552

Spain (4.37%)
Altadis SA	1,400	63,630
Banco Bilbao Vizcaya Argentaria SA	16,400	292,792
Banco Santander Central Hispano SA	20,000	264,010
Iberdrola SA	3,000	82,009
Inditex	2,200	71,756
Repsol YPF SA	11,600	338,799
Telefonica SA	12,600	189,597

		1,302,593

Sweden (1.23%)
Atlas Copco AB Class A	4,100	91,346
Ericsson LM Class B	80,000	274,907

		366,253

Switzerland (9.20%)
Adecco SA	1,001	46,163

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Switzerland (Cont.)
Compagnie Financiere Richemont AG Class A	7,241	$315,198
Credit Suisse Group	3,955	201,655
Geberit AG Reg	75	59,359
Givaudan	82	55,569
Holcim Ltd.	5,614	382,370
Nestle SA	812	242,849
Novartis AG	10,063	528,785
Roche Holding AG	1,947	292,335
Swiss Reinsurance	4,062	297,374
Swisscom AG	336	106,051
Synthes Inc.	471	52,905
UBS AG	1,690	160,891

		2,741,504

United Kingdom (16.53%)
ARM Holdings PLC	23,900	49,755
AstraZeneca PLC	9,700	474,347
BHP Billiton PLC	3,600	58,810
Brambles Industries PLC	9,000	64,570
British Land Co. PLC	3,300	60,524
Cadbury Schweppes PLC	5,000	47,271
Carnival PLC	1,100	62,454
Diageo PLC	4,100	59,430
HBOS PLC	20,300	346,817
HSBC Holdings PLC	7,600	121,997
Kingfisher PLC	15,000	61,228
Lloyds TSB Group PLC	10,300	86,568
Pearson PLC	9,300	110,004
Reed Elsevier PLC	29,400	276,182
Rio Tinto PLC	1,400	63,951
Rolls Royce Group (a)	9,200	67,667
Royal Bank of Scotland Group	21,200	640,129
Royal Dutch Shell PLC Class A	23,378	713,519
Scottish & Southern Energy PLC	5,300	92,463
Standard Chartered PLC	8,100	180,472
Tesco PLC	8,900	50,761
Unilever PLC	26,500	262,845
Vodafone Group PLC	348,500	752,491
Wolseley PLC	2,800	59,013
Xstrata PLC	4,800	112,314
Yell Group PLC	5,300	48,922

		4,924,504

Total Common Stocks (cost $24,881,295)		28,981,006

	Principal amount	Value
Repurchase Agreement (3.03%)
Investors Bank & Trust Repurchase Agreement, (b) 3.020% to be repurchased at $901,917 on 01/03/06	$901,615	$901,615

Total Repurchase Agreement (cost $901,615)		901,615

TOTAL INVESTMENTS (100.30%) (cost $25,782,910)		29,882,621
LIABILITIES, NET OF CASH AND OTHER ASSETS (-0.30%)		(88,737)

NET ASSETS (100.0%)		$29,793,884

(a)	Non-income producing security.

(b)	Repurchase agreement is fully collateralized by U.S. Treasury or Government Agency securities with a coupon rate of 5.000%, a maturity date of March 1, 2035, and a market value of $946,695 as of December 31, 2005.

FDR - Fiduciary Depository Receipt

Approximately 32.58% of the investment securities are denominated in the Japanese Yen, followed by 30.15% in the Euro, 12.50% in the British Pound, 9.17% in the Swiss Franc, 4.66% in the Canadian Dollar, 3.62% in the U.S. Dollar and 2.81% in the Swedish Krone. The remaining investment securities representing 4.51% of total investments, are denominated in five currencies, each of which represents less than 1.82% of total investments.

INTERNATIONAL EQUITY FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$8,370,161	28.09%
Information Technology	3,413,918	11.46%
Materials	2,770,147	9.30%
Industrials	2,696,142	9.05%
Consumer Discretionary	2,616,894	8.78%
Telecommunication Services	2,529,198	8.49%
Health Care	2,439,879	8.19%
Consumer Staples	1,796,580	6.03%
Energy	1,532,547	5.14%
Utilities	815,540	2.74%

Total Stocks	28,981,006	97.27%
Repurchase Agreement	901,615	3.03%
Cash and Other Assets, Net of Liabilities	(88,737)	(0.30)%

Net Assets	$29,793,884	100.00%

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2005

	Shares	Value
Common Stocks (98.91%)

Aerospace/Defense (1.32%)
Boeing Co.	37,062	$2,603,235
General Dynamics Corp.	9,200	1,049,260
Lockheed Martin Corp.	16,466	1,047,731
Northrop Grumman Corp.	16,280	978,591
Raytheon Co.	20,573	826,006
Rockwell Collins Inc.	8,024	372,875

		6,877,698

Agriculture, Foods, & Beverage (3.53%)
Anheuser-Busch Companies Inc.	35,512	1,525,596
Archer-Daniels-Midland Co.	29,822	735,411
Campbell Soup Co.	8,606	256,201
Coca-Cola Enterprises Inc.	14,012	268,610
ConAgra Foods Inc.	23,648	479,581
Constellation Brands Inc. (a)	8,914	233,814
General Mills Inc.	16,383	808,010
HJ Heinz Co.	15,485	522,154
Kellogg Co.	11,800	509,996
McCormick & Co. Inc.	6,083	188,086
Molson Coors Brewing Co. Class B	2,666	178,595
Pepsi Bottling Group Inc.	6,462	184,878
PepsiCo Inc.	76,112	4,496,697
Reynolds American Inc.	3,962	377,698
Sara Lee Corp.	35,090	663,201
Sysco Corp.	28,583	887,502
The Coca-Cola Co.	94,860	3,823,807
The Hershey Co.	8,388	463,437
Tyson Foods, Inc.	11,424	195,350
Whole Foods Market Inc.	6,303	487,789
WM Wrigley Jr. Co.	8,276	550,271
Yum! Brands Inc.	13,007	609,768

		18,446,452

Airlines (0.10%)
Southwest Airlines Co.	31,982	525,464

Automotive (0.66%)
Cooper Tire & Rubber Co.	3,056	46,818
Dana Corp.	6,813	48,917
Ford Motor Co.	84,796	654,625
General Motors Corp.	25,779	500,628
Genuine Parts Co.	7,924	348,022
Goodyear Tire & Rubber Co. (a)	7,986	138,797
Harley-Davidson Inc.	12,602	648,877
ITT Industries Inc.	4,223	434,209
Navistar International Corp. (a)	2,849	81,538
Paccar Inc.	7,811	540,756

		3,443,187

Banks (6.37%)
AmSouth Bancorporation	15,959	418,285
Bank of America Corp.	183,960	8,489,754
Bank of New York Co. Inc.	35,453	1,129,178
BB&T Corp.	24,962	1,046,157
Comerica Inc.	7,619	432,454
Fifth Third Bancorp	25,356	956,428
Golden West Financial Corp.	11,740	774,840
Huntington Bancshares Inc.	10,497	249,304
JPMorgan Chase & Co.	160,266	6,360,958
M&T Bank Corp.	3,703	403,812
Northern Trust Corp.	8,572	444,201
PNC Financial Services Group Inc.	13,349	825,369
State Street Corp.	15,081	836,091
SunTrust Banks Inc.	16,531	1,202,796
Synovus Financial Corp.	14,197	383,461
US Bancorp	83,368	2,491,870
Washington Mutual Inc.	45,329	1,971,812
Wells Fargo & Co.	76,704	4,819,312

		33,236,082

Building Materials & Construction (0.75%)
American Standard Cos. Inc.	8,352	333,662
Centex Corp.	5,844	417,788
DR Horton Inc.	12,400	443,052
Fluor Corp.	3,944	304,713
KB Home	3,592	260,995
Leggett & Platt Inc.	8,571	196,790
Lennar Corp.	6,250	381,375
Louisiana-Pacific Corp.	4,880	134,054
Masco Corp.	19,580	591,120
Pulte Homes Inc.	9,899	389,625
Stanley Works	3,384	162,567
Vulcan Materials Co.	4,656	315,444

		3,931,185

Chemicals (1.60%)
Air Products & Chemicals Inc.	10,125	599,299
Ashland Inc.	3,372	195,239
E.I. du Pont de Nemours and Co.	42,065	1,787,762
Eastman Chemical Co.	3,700	190,883
Engelhard Corp.	5,406	162,991
Hercules Inc. (a)	4,916	55,551
International Flavors & Fragrances Inc.	3,817	127,869
Monsanto Co.	12,267	951,061
Pall Corp.	5,647	151,678
PPG Industries Inc.	7,739	448,088
Praxair Inc.	14,736	780,419
Rohm & Haas Co.	6,706	324,705
Sealed Air Corp. (a)	3,765	211,480
Sigma-Aldrich Corp.	3,067	194,110
Temple-Inland Inc.	5,263	236,046
The Dow Chemical Co.	44,164	1,935,266

		8,352,447

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Commercial Service/Supply (1.86%)
Allied Waste Industries Inc. (a)	9,956	$87,016
Apollo Group Inc. Class A (a)	6,740	407,500
Ball Corp.	4,850	192,642
Cendant Corp.	47,251	815,080
Cintas Corp.	6,425	264,582
Convergys Corp. (a)	6,267	99,332
Eastman Kodak Co.	13,073	305,908
Ecolab Inc.	8,557	310,362
Equifax Inc.	5,938	225,763
First Data Corp.	35,129	1,510,898
Interpublic Group of Companies Inc. (a)	19,451	187,702
Monster Worldwide Inc. (a)	5,577	227,653
Moody’s Corp.	11,454	703,505
Omnicom Group Inc.	8,299	706,494
Pactiv Corp. (a)	6,789	149,358
Paychex Inc.	15,196	579,272
Pitney Bowes Inc.	10,424	440,414
Robert Half International Inc.	7,737	293,155
RR Donnelley & Sons Co.	9,882	338,063
Ryder System Inc.	2,915	119,573
Snap-On Inc.	2,568	96,454
Waste Management Inc.	25,455	772,559
WW Grainger Inc.	3,534	251,267
Xerox Corp. (a)	43,832	642,139

		9,726,691

Computer Software & Services (4.90%)
Adobe Systems Inc.	27,472	1,015,365
Affiliated Computer Services Inc. Class A (a)	5,716	338,273
Autodesk Inc.	10,515	451,619
Automatic Data Processing Inc.	26,454	1,213,974
BMC Software Inc. (a)	9,767	200,126
Computer Associates International Inc.	21,204	597,741
Computer Sciences Corp. (a)	8,413	426,034
Compuware Corp. (a)	17,623	158,078
Comverse Technology Inc. (a)	9,155	243,432
eBay Inc. (a)	52,309	2,262,364
Electronic Arts Inc. (a)	13,837	723,814
Electronic Data Systems Corp.	23,787	571,840
EMC Corp. (a)	109,860	1,496,293
Intuit Inc. (a)	8,203	437,220
Microsoft Corp.	419,648	10,973,795
Oracle Corp. (a)	172,459	2,105,724
Unisys Corp. (a)	15,422	89,910
Yahoo! Inc. (a)	57,793	2,264,330

		25,569,932

Computers (3.14%)
Apple Computer Inc. (a)	38,579	2,773,444
Dell Inc. (a)	107,998	3,238,860
Gateway Inc. (a)	13,132	32,961
Hewlett-Packard Co.	131,185	3,755,827
International Business Machines Corp.	72,436	5,954,239
Sun Microsystems Inc. (a)	155,847	652,999

		16,408,330

Consumer & Marketing (4.77%)
Alberto-Culver Co.	3,555	162,641
Altria Group Inc.	95,378	7,126,644
Avery Dennison Corp.	5,026	277,787
Avon Products Inc.	21,183	604,775
Black & Decker Corp.	3,650	317,404
Brown-Forman Corp. Class B	3,870	268,269
Brunswick Corp.	4,421	179,758
Clorox Co.	6,908	392,996
Colgate-Palmolive Co.	23,685	1,299,122
Danaher Corp.	10,935	609,954
Darden Restaurants Inc.	6,152	239,190
Fortune Brands Inc.	6,652	518,989
Hasbro Inc.	8,130	164,063
Kimberly-Clark Corp.	21,495	1,282,177
Mattel Inc.	18,376	290,708
Maytag Corp.	3,601	67,771
Newell Rubbermaid Inc.	12,526	297,868
Starbucks Corp. (a)	35,129	1,054,221
The Procter & Gamble Co.	153,665	8,894,130
UST Inc.	7,480	305,409
Wendy’s International Inc.	5,279	291,718
Whirlpool Corp.	3,061	256,389

		24,901,983

Electronic/Electrical Mfg. (6.42%)
Advanced Micro Devices Inc. (a)	18,420	563,652
Agilent Technologies Inc. (a)	18,764	624,654
Applied Materials Inc.	74,205	1,331,238
Emerson Electric Co.	18,837	1,407,124
Freescale Semiconductor Inc. Class B (a)	18,707	470,855
General Electric Co.	484,067	16,966,548
Intel Corp.	276,445	6,900,067
KLA-Tencor Corp.	8,999	443,921
Linear Technology Corp.	13,978	504,187
LSI Logic Corp. (a)	17,747	141,976
Micron Technology Inc. (a)	28,052	373,372
Molex Inc.	6,771	175,708
National Semiconductor Corp.	15,637	406,249
PerkinElmer Inc.	5,903	139,075
Rockwell Automation Inc.	8,271	489,312
Texas Instruments Inc.	74,035	2,374,302
Waters Corp. (a)	5,204	196,711

		33,508,951

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Financial Services (9.85%)
AMBAC Financial Group Inc.	4,869	$375,205
American Express Co.	56,843	2,925,141
Ameriprise Financial Inc.	11,321	464,161
Apartment Investment and Management Co.	4,338	164,280
Archstone-Smith Trust	9,642	403,903
Bear Stearns Companies Inc.	5,168	597,059
Capital One Financial Corp.	13,693	1,183,075
Charles Schwab Corp.	47,606	698,380
CIT Group Inc.	9,149	473,735
Citigroup Inc.	231,907	11,254,447
Compass Bancshares Inc.	5,656	273,128
Countrywide Financial Corp.	27,290	933,045
E*Trade Financial Corp. (a)	18,616	388,330
Equity Office Properties Trust	18,710	567,474
Equity Residential	13,140	514,037
Federal Home Loan Mortgage Corp.	31,622	2,066,498
Federal National Mortgage Association	44,295	2,162,039
Federated Investors Inc. Class B	3,994	147,938
First Horizon National Corp.	5,688	218,647
Franklin Resources Inc.	6,836	642,652
Goldman Sachs Group Inc.	20,696	2,643,086
H&R Block Inc.	14,904	365,893
Janus Capital Group Inc.	10,151	189,113
Keycorp	18,653	614,243
Lehman Brothers Holdings Inc.	12,316	1,578,542
Marshall & Ilsley Corp.	9,524	409,913
MBIA Inc.	6,100	366,976
MBNA Corp.	57,412	1,559,310
Mellon Financial Corp.	19,055	652,634
Merrill Lynch & Co. Inc.	42,183	2,857,055
MGIC Investment Corp.	4,191	275,852
Morgan Stanley	49,481	2,807,552
National City Corp.	25,404	852,812
North Fork Bancorporation Inc.	21,799	596,421
Principal Financial Group	12,869	610,377
ProLogis	11,235	524,899
Public Storage Inc.	3,846	260,451
Regions Financial Corp.	20,987	716,916
Simon Property Group Inc.	8,510	652,121
SLM Corp.	19,074	1,050,787
Sovereign Bancorp Inc.	16,467	356,016
T Rowe Price Group Inc.	5,953	428,795
Vornado Realty Trust	5,371	448,317
Wachovia Corp.	71,277	3,767,702
Zions Bancorporation	4,762	359,817

		51,398,774

Forest Products & Paper (0.41%)
International Paper Co.	22,397	752,763
MeadWestvaco Corp.	8,350	234,051
OfficeMax Inc.	3,217	81,583
Plum Creek Timber Co. Inc.	8,373	301,847
Weyerhaeuser Co.	11,165	740,686

		2,110,930

Health Care (12.84%)
Abbott Laboratories	71,011	2,799,964
Aetna Inc.	13,159	1,241,025
Allergan Inc.	6,006	648,408
AmerisourceBergen Corp.	9,490	392,886
Amgen Inc. (a)	56,522	4,457,325
Applera Corp.- Applied Biosystems Group	8,803	233,808
Bausch & Lomb Inc.	2,443	165,880
Baxter International Inc.	28,507	1,073,288
Becton Dickinson & Co.	11,504	691,160
Biogen Idec Inc. (a)	15,494	702,343
Biomet Inc.	11,365	415,618
Boston Scientific Corp. (a)	27,148	664,854
Bristol-Myers Squibb Co.	89,529	2,057,376
Cardinal Health Inc.	19,583	1,346,331
Caremark Rx Inc. (a)	20,560	1,064,802
Chiron Corp. (a)	5,086	226,124
Coventry Health Care Inc. (a)	7,399	421,447
CR Bard Inc.	4,793	315,955
Eli Lilly & Co.	52,034	2,944,604
Express Scripts Inc. (a)	6,732	564,142
Forest Laboratories Inc. (a)	15,491	630,174
Genzyme Corp. (a)	11,796	834,921
Gilead Sciences Inc. (a)	20,932	1,101,651
Guidant Corp.	15,164	981,869
HCA Inc.	19,374	978,387
Health Management Associates Inc.	11,245	246,940
Hospira Inc. (a)	7,311	312,765
Humana Inc. (a)	7,394	401,716
IMS Health Inc.	10,513	261,984
Johnson & Johnson	136,267	8,189,647
King Pharmaceuticals Inc. (a)	10,979	185,765
Laboratory Corp. of America Holdings (a)	6,149	331,124
Manor Care Inc.	3,717	147,825
McKesson Corp.	14,052	724,943
Medco Health Solutions Inc. (a)	14,046	783,767
Medimmune Inc. (a)	11,213	392,679
Medtronic Inc.	55,378	3,188,111
Merck & Co. Inc.	100,156	3,185,962
Mylan Laboratories Inc.	9,930	198,203
Patterson Cos. Inc. (a)	6,291	210,119
Pfizer Inc.	337,642	7,873,811
Quest Diagnostics Inc.	7,694	396,087
Schering-Plough Corp.	67,586	1,409,168
St. Jude Medical Inc. (a)	16,746	840,649
Stryker Corp.	13,355	593,363

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Health Care (Cont.)
Tenet Healthcare Corp. (a)	21,310	$163,235
UnitedHealth Group Inc.	62,453	3,880,829
Watson Pharmaceuticals Inc. (a)	4,804	156,178
WellPoint Inc. (a)	30,229	2,411,972
Wyeth	61,444	2,830,725
Zimmer Holdings Inc. (a)	11,315	763,084

		67,034,993

Insurance (4.83%)
ACE Ltd.	14,722	786,744
Aflac Inc.	22,874	1,061,811
American International Group Inc.	118,891	8,111,933
Aon Corp.	14,592	524,582
Chubb Corp.	9,133	891,837
Cigna Corp.	5,809	648,865
Cincinnati Financial Corp.	7,956	355,474
Genworth Financial Inc.	17,187	594,327
Hartford Financial Services Group Inc.	13,734	1,179,613
Jefferson-Pilot Corp.	6,133	349,152
Lincoln National Corp.	7,888	418,301
Loews Corp.	6,240	591,864
Marsh & McLennan Companies Inc.	24,877	790,094
MetLife Inc.	34,646	1,697,654
Progressive Corp.	9,017	1,053,005
Prudential Financial Inc.	23,207	1,698,520
Safeco Corp.	5,692	321,598
St. Paul Travelers Co. Inc.	31,670	1,414,699
The Allstate Corp.	29,815	1,612,097
Torchmark Corp.	4,745	263,822
UnumProvident Corp.	13,551	308,285
XL Capital Ltd. Class A	7,949	535,604

		25,209,881

Leisure, Lodging & Gaming (0.61%)
Carnival Corp.	19,794	1,058,385
Harrah’s Entertainment Inc.	8,382	597,553
Hilton Hotels Corp.	15,171	365,773
Marriott International Inc. Class A	7,620	510,311
Starwood Hotels & Resorts Worldwide Inc.	10,005	638,919

		3,170,941

Machinery & Manufacturing (3.25%)
3M Co.	34,886	2,703,665
Bemis Co. Inc.	4,846	135,010
Caterpillar Inc.	31,123	1,797,976
Cooper Industries Ltd. Class A	4,215	307,695
Cummins Inc.	2,112	189,510
Deere & Co.	11,014	750,163
Dover Corp.	9,220	373,318
Eaton Corp.	6,742	452,321
Goodrich Corp.	5,567	228,804
Honeywell International Inc.	38,755	1,443,624
Illinois Tool Works Inc.	9,440	830,626
Ingersoll-Rand Co. Ltd. Class A	15,288	617,176
Johnson Controls Inc.	8,806	642,045
Millipore Corp. (a)	2,340	154,534
Parker Hannifin Corp.	5,449	359,416
Textron Inc.	6,092	468,962
Thermo Electron Corp. (a)	7,348	221,395
Tyco International Ltd.	92,320	2,664,355
United Technologies Corp.	46,743	2,613,401

		16,953,996

Media & Broadcasting (3.12%)
Clear Channel Communications Inc.	24,737	777,979
Comcast Corp. Class A (a)	99,695	2,588,082
Dow Jones & Co. Inc.	2,808	99,656
EW Scripps Co. Class A	3,896	187,086
Gannett Co. Inc.	11,077	670,934
Knight-Ridder Inc.	3,240	205,092
Meredith Corp.	1,947	101,906
New York Times Co.	6,605	174,702
News Corp. Class A	111,824	1,738,863
The McGraw-Hill Companies Inc.	17,129	884,370
The Walt Disney Co.	88,349	2,117,726
Time Warner Inc.	213,933	3,730,991
Tribune Co.	12,165	368,113
Univision Communications Inc. (a)	10,415	306,097
Viacom Inc. Class B	70,963	2,313,394

		16,264,991

Mining & Metals (0.81%)
Alcoa Inc.	39,778	1,176,235
Allegheny Technologies Inc.	3,913	141,181
Freeport-McMoRan Copper & Gold Inc.	8,384	451,059
Newmont Mining Corp.	20,419	1,090,375
Nucor Corp.	7,115	474,713
Phelps Dodge Corp.	4,634	666,693
United States Steel Corp.	5,194	249,676

		4,249,932

Oil & Gas (9.05%)
Amerada Hess Corp.	3,681	466,824
Anadarko Petroleum Corp.	10,843	1,027,374
Apache Corp.	15,053	1,031,432
Baker Hughes Inc.	15,622	949,505
BJ Services Co.	14,683	538,426
Burlington Resources Inc.	17,376	1,497,811
Chevron Corp.	102,821	5,837,148
ConocoPhillips Co.	63,533	3,696,350
Devon Energy Corp.	20,435	1,278,005
El Paso Corp.	30,021	365,055
EOG Resources Inc.	11,037	809,785

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Oil & Gas (Cont.)
Exxon Mobil Corp.	285,196	$16,019,459
Halliburton Co.	23,459	1,453,520
Kerr-McGee Corp.	5,287	480,377
Kinder Morgan Inc.	4,802	441,544
Marathon Oil Corp.	16,751	1,021,309
Murphy Oil Corp.	7,519	405,951
Nabors Industries Ltd. (a)	7,207	545,930
National Oilwell Varco Inc. (a)	7,946	498,214
Noble Corp.	6,226	439,182
Occidental Petroleum Corp.	18,389	1,468,913
Rowan Companies Inc.	4,947	176,311
Schlumberger Ltd.	26,967	2,619,844
Sunoco Inc.	6,222	487,680
Transocean Inc. (a)	15,087	1,051,413
Valero Energy Corp.	27,964	1,442,942
Weatherford International Ltd. (a)	15,859	574,096
Williams Companies Inc.	26,150	605,896

		47,230,296

Retailers (6.05%)
Albertson’s Inc.	16,777	358,189
Amazon.com Inc. (a)	13,996	659,911
AutoNation Inc. (a)	8,471	184,075
Autozone Inc. (a)	2,580	236,715
Bed Bath & Beyond Inc. (a)	13,540	489,471
Best Buy Co. Inc.	18,670	811,772
Big Lots Inc. (a)	5,010	60,170
Circuit City Stores Inc.	7,419	167,595
Coach Inc. (a)	17,320	577,449
Costco Wholesale Corp.	21,738	1,075,379
CVS Corp.	37,217	983,273
Dillard’s Inc. Class A	3,036	75,354
Dollar General Corp.	14,604	278,498
Family Dollar Stores Inc.	7,328	181,661
Federated Department Stores Inc.	12,434	824,747
GAP Inc.	26,584	468,942
Home Depot Inc.	97,458	3,945,100
J.C. Penney Co. Inc.	10,737	596,977
Kohls Corp. (a)	15,740	764,964
Kroger Co. (a)	33,078	624,513
Limited Brands	16,176	361,534
Lowe’s Companies Inc.	35,790	2,385,761
McDonald’s Corp.	57,594	1,942,070
Nordstrom Inc.	10,158	379,909
Office Depot Inc. (a)	14,329	449,931
RadioShack Corp.	6,126	128,830
Safeway Inc.	20,441	483,634
Sears Holdings Corp. (a)	4,615	533,171
Staples Inc.	33,494	760,649
Supervalu Inc.	6,175	200,564
Target Corp.	40,352	2,218,149
The Sherwin-Williams Co.	5,263	239,045
Tiffany & Co.	6,477	248,004
TJX Companies Inc.	21,223	493,010
Wal-Mart Stores Inc.	114,410	5,354,388
Walgreen Co.	46,485	2,057,426

		31,600,830

Technology (2.32%)
Altera Corp. (a)	16,876	312,712
American Power Conversion Corp.	7,957	175,054
Analog Devices Inc.	16,945	607,817
Applied Micro Circuits Corp. (a)	13,466	34,608
Avaya Inc. (a)	19,685	210,039
Broadcom Corp. (a)	13,198	622,286
Citrix Systems Inc. (a)	7,984	229,780
Fiserv Inc. (a)	8,566	370,651
Fisher Scientific International Inc. (a)	5,578	345,055
International Game Technology	15,532	478,075
Jabil Circuit Inc. (a)	7,979	295,941
L-3 Communications Holdings Inc.	5,469	406,620
Lexmark International Group Inc. (a)	5,428	243,337
Maxim Integrated Products Inc.	14,943	541,534
Mercury Interactive Corp. (a)	3,930	109,215
NCR Corp. (a)	8,453	286,895
Network Appliance Inc. (a)	16,963	458,001
Novell Inc. (a)	17,348	153,183
Novellus Systems Inc. (a)	6,160	148,579
NVIDIA Corp. (a)	7,773	284,181
Parametric Technology Corp. (a)	12,407	75,683
PMC-Sierra Inc. (a)	7,985	61,564
QLogic Corp. (a)	3,673	119,409
QUALCOMM Inc.	75,280	3,243,062
Sabre Holdings Corp.	5,864	141,381
Sanmina-SCI Corp. (a)	23,819	101,469
Siebel Systems Inc.	23,996	253,878
Solectron Corp. (a)	43,293	158,452
Symantec Corp. (a)	49,359	863,783
Symbol Technologies Inc.	11,282	144,635
Tektronix Inc.	3,778	106,577
Teradyne Inc. (a)	8,929	130,096
Xilinx Inc.	15,918	401,293

		12,114,845

Telecom & Telecom Equipment (4.94%)
ADC Telecommunications Inc. (a)	5,278	117,911
Alltel Corp.	17,505	1,104,565
Andrew Corp. (a)	7,373	79,112
AT&T Inc.	179,172	4,387,922
BellSouth Corp.	83,693	2,268,080
CenturyTel Inc.	5,926	196,506
Ciena Corp. (a)	26,235	77,918
Cisco Systems Inc. (a)	281,747	4,823,509
Citizens Communications Co.	15,599	190,776
Corning Inc. (a)	69,705	1,370,400

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Telecom & Telecom Equipment(Cont.)
JDS Uniphase Corp. (a)	74,747	$176,403
Lucent Technologies Inc. (a)	202,559	538,807
Motorola Inc.	114,013	2,575,554
Qwest Communications International Inc. (a)	70,280	397,082
Scientific-Atlanta Inc.	6,970	300,198
Sprint Nextel Corp.	135,269	3,159,884
Tellabs Inc. (a)	20,310	221,379
Verizon Communications Inc.	126,605	3,813,343

		25,799,349

Textiles & Clothing (0.28%)
Jones Apparel Group Inc.	5,283	162,294
Liz Claiborne Inc.	4,893	175,267
Nike Inc.	8,767	760,888
Reebok International Ltd.	2,402	139,868
VF Corp.	4,159	230,159

		1,468,476

Transportation (1.68%)
Burlington Northern Santa Fe Corp.	17,071	1,208,968
CSX Corp.	9,881	501,658
FedEx Corp.	13,859	1,432,882
Norfolk Southern Corp.	18,563	832,179
Union Pacific Corp.	12,105	974,574
United Parcel Service Inc. Class B	50,530	3,797,330

		8,747,591

Utilities & Energy (3.45%)
Allegheny Energy Inc. (a)	7,398	234,147
Ameren Corp.	9,310	477,044
American Electric Power Co. Inc.	17,970	666,507
CenterPoint Energy Inc.	14,071	180,812
Cinergy Corp.	9,057	384,560
CMS Energy Corp. (a)	9,956	144,462
Consolidated Edison Inc.	11,168	517,413
Constellation Energy Group Inc.	8,135	468,576
Dominion Resources Inc.	15,880	1,225,936
DTE Energy Co.	8,098	349,753
Duke Energy Corp.	42,406	1,164,045
Dynegy Inc. (a)	13,798	66,782
Edison International	14,873	648,612
Entergy Corp.	9,470	650,116
Exelon Corp.	30,582	1,625,128
FirstEnergy Corp.	15,060	737,789
FPL Group Inc.	18,032	749,410
KeySpan Corp.	7,931	283,057
Nicor Inc.	1,962	77,126
NiSource Inc.	12,400	258,664
Peoples Energy Corp.	1,730	60,671
PG&E Corp.	15,651	580,965
Pinnacle West Capital Corp.	4,488	185,579

	Shares or principal amount	Value
Common Stocks (Cont.)

Utilities & Energy (Cont.)
PPL Corp.	17,331	$509,531
Progress Energy Inc.	11,473	503,894
Public Service Enterprise Group Inc.	11,447	743,712
Sempra Energy	11,724	525,704
TECO Energy Inc.	9,439	162,162
The AES Corp. (a)	29,751	470,958
The Southern Co.	34,054	1,175,885
TXU Corp.	22,074	1,107,894
Xcel Energy Inc.	18,336	338,483
XTO Energy Corp.	16,586	728,789

		18,004,166

Total Common Stocks (cost $507,255,902)		516,288,393

Short-term Investments (1.17%)
U.S. Treasury Bills, 3.920%, 03/02/2006 (b)	$6,132,000	6,093,804

Total Short-term Investments (cost $6,092,449)		6,093,804

TOTAL INVESTMENTS (100.08%) (cost $513,348,351)		522,382,197
LIABILITIES, NET OF OTHER ASSETS (-0.08%)		(416,555)

NET ASSETS (100.00%)		$521,965,642

(a)	Non-income producing security.

(b)	At December 31, 2005, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2005

	Shares	Value
Common Stocks (96.23%)

Automotive & Transportation (3.51%)
AAR Corp. (a)	7,637	$182,906
ABX Air Inc. (a)	9,431	73,845
Accuride Corp. (a)	1,202	15,506
Aftermarket Technology Corp. (a)	3,731	72,531
Airtran Holdings Inc. (a)	19,252	308,610
Alaska Air Group Inc. (a)	5,678	202,818
Amerco Inc. (a)	1,962	141,362
American Axle & Manufacturing Holdings Inc.	8,244	151,112
Arctic Cat Inc.	3,670	73,620
Arkansas Best Corp.	5,074	221,632
ArvinMeritor Inc.	14,770	212,540
Aviall Inc. (a)	6,648	191,462
Bandag Inc.	2,333	99,549
Coachmen Industries Inc.	3,295	38,914
Commercial Vehicle Group Inc. (a)	2,177	40,884
Continental Airlines Inc. (a)	14,379	306,273
Cooper Tire & Rubber Co.	13,280	203,450
Covenant Transport Inc. (a)	1,870	26,143
Dynamex Inc. (a)	1,325	25,254
EGL Inc. (a)	8,313	312,319
ExpressJet Holdings Inc. (a)	8,628	69,800
Fleetwood Enterprises Inc. (a)	12,543	154,906
Florida East Coast Industries Inc.	6,652	281,845
Forward Air Corp.	7,578	277,734
Freightcar America Inc.	1,922	92,410
Frontier Airlines Inc. (a)	7,888	72,885
Frozen Food Express Industries (a)	941	10,379
GATX Corp.	8,393	302,819
Genesee & Wyoming Inc. (a)	4,645	174,420
Greenbrier Companies Inc.	1,504	42,714
GulfMark Offshore Inc. (a)	3,037	89,956
Hayes Lemmerz International Inc. (a)	7,997	28,149
Heartland Express Inc.	10,063	204,178
Hub Group Inc. (a)	3,773	133,376
Interpool Inc.	398	7,514
Kansas City Southern (a)	15,492	378,470
Keystone Automotive Industries Inc. (a)	3,388	106,654
Kirby Corp. (a)	4,843	252,659
Knight Transportation Inc.	12,657	262,380
Marine Products Corp.	3,600	37,764
Maritrans Inc.	1,482	38,562
Marten Transport Ltd. (a)	2,475	45,094
Mesa Air Group Inc. (a)	6,593	68,963
Modine Manufacturing Co.	6,653	216,821
Monaco Coach Corp.	6,305	83,856
Noble International Ltd.	1,276	26,592
Odyssey Marine Exploration Inc. (a)	5,596	19,810
Offshore Logistics Inc. (a)	4,691	136,977
Old Dominion Freight Line Inc. (a)	5,608	151,304
P.A.M. Transportation Services Inc. (a)	745	13,254
Pacer International Inc.	7,330	191,020
Pinnacle Airlines Corp. (a)	4,025	26,847
Quantum Fuel Systems Technologies Worldwide Inc. (a)	7,025	18,827
RailAmerica Inc. (a)	7,981	87,711
Republic Airways Holdings Inc. (a)	883	13,422
Sauer-Danfoss Inc.	2,992	56,280
SCS Transportation Inc. (a)	3,237	68,786
Skywest Inc.	12,096	324,899
Standard Motor Products Inc.	2,861	26,407
Strattec Security Corp. (a)	790	31,932
Superior Industries International Inc.	4,674	104,043
Tenneco Inc. (a)	9,740	191,001
US Xpress Enterprises Inc. Class A (a)	1,521	26,435
USA Truck Inc. (a)	1,014	29,538
Visteon Corp. (a)	28,727	179,831
Wabash National Corp.	6,741	128,416
Wabtec Corp.	9,143	245,947
Werner Enterprises Inc.	10,641	209,628
Winnebago Industries Inc.	6,462	215,055
World Air Holdings Inc. (a)	3,600	34,632

		8,893,632

Consumer Discretionary (18.29%)
1-800 Contacts Inc. (a)	1,401	16,406
1-800-FLOWERS.COM Inc. (a)	4,082	26,206
4Kids Entertainment Inc. (a)	3,290	51,620
99 Cents Only Stores (a)	9,649	100,929
Aaron Rents Inc.	8,478	178,716
ABM Industries Inc.	8,679	169,674
AC Moore Arts & Crafts Inc. (a)	3,021	43,956
Administaff Inc.	4,443	186,828
Advisory Board Co. (a)	4,262	203,170
Advo Inc.	6,670	187,961
Aeropostale Inc. (a)	11,333	298,058
AFC Enterprises (a)	2,470	37,346
Alderwoods Group Inc. (a)	8,600	136,482
Alliance Gaming Corp. (a)	11,268	146,709
Alloy Inc. (a)	8,117	23,458
Ambassadors Group Inc.	3,318	75,949
America’s Car-Mart Inc. (a)	1,696	28,018
American Retirement Corp. (a)	5,429	136,431
American Woodwork Corp.	2,358	58,455
Ameristar Casinos Inc.	4,974	112,910
AMN Healthcare Services Inc. (a)	3,570	70,615
Angelica Corp.	2,200	36,388
aQuantive Inc. (a)	10,847	273,778
Arbitron Inc.	6,618	251,352
Asbury Automotive Group Inc. (a)	3,119	51,339
Atari Inc. (a)	2,600	2,808
Autobytel Inc. (a)	8,810	43,521
Aztar Corp. (a)	7,509	228,199
Banta Corp.	4,628	230,474
Bassett Furniture Industries Inc.	2,150	39,775

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Consumer Discretionary (Cont.)
Beasley Broadcast Group Inc.	2,145	$28,979
Big 5 Sporting Goods Corp.	4,749	103,956
Big Lots Inc. (a)	21,203	254,648
BJ’s Restaurant Inc. (a)	2,400	54,864
Blair Corp.	1,993	77,607
Blockbuster Inc.	35,707	133,901
Blue Nile Inc. (a)	2,926	117,947
Blyth Inc.	5,123	107,327
Bob Evans Farms Inc.	8,007	184,641
Bombay Co. Inc. (a)	8,126	24,053
Bon-Ton Stores Inc.	613	11,727
Bowne & Co. Inc.	8,388	124,478
Bright Horizons Family Solutions Inc. (a)	5,986	221,781
Brightpoint Inc. (a)	6,490	179,968
Brown Shoe Co. Inc.	3,867	164,077
Buckle Inc.	1,875	60,450
Buffalo Wild Wings Inc. (a)	1,422	47,225
Build-A-Bear Workshop Inc. (a)	2,184	64,734
Burlington Coat Factory Warehouse Corp.	3,362	135,186
Cabela’s Inc. (a)	5,512	91,499
Cache Inc. (a)	1,987	34,415
California Pizza Kitchen Inc. (a)	4,158	132,931
Callaway Golf Co.	14,933	206,673
Carmike Cinemas Inc.	2,268	57,516
Carter’s Inc. (a)	3,633	213,802
Casella Waste Systems Inc. (a)	4,100	52,439
Casual Male Retail Group Inc. (a)	6,376	39,085
Catalina Marketing Corp.	10,842	274,845
Cato Corp. Class A	6,313	135,414
CBIZ Inc. (a)	9,704	58,418
CDI Corp.	2,940	80,556
CEC Entertainment Inc. (a)	7,241	246,484
Central European Distribution Corp. (a)	2,812	112,874
Central Garden & Pet Co. (a)	3,932	180,636
Central Parking Corp.	5,770	79,164
Cenveo Inc. (a)	8,958	117,887
Charles & Colvard Ltd.	2,427	49,025
Charlotte Russe Holding Inc. (a)	2,549	53,096
Charming Shoppes Inc. (a)	25,532	337,022
Charter Communications Inc. (a)	61,757	75,344
Chattem Inc. (a)	3,845	139,920
Chemed Corp.	5,367	266,633
Cherokee Inc.	1,365	46,942
Children’s Place Retail Stores Inc. (a)	4,103	202,770
Christopher & Banks Corp.	8,159	153,226
Churchill Downs Inc.	1,791	65,783
Citadel Broadcasting Corp.	6,903	92,776
Citi Trends Inc. (a)	274	11,697
CKE Restaurants Inc.	11,743	158,648
Clark Inc.	4,368	57,876
Clean Harbors Inc. (a)	3,002	86,488
CMGI Inc. (a)	87,372	132,805
CNET Networks Inc. (a)	27,636	405,973
CNS Inc.	2,284	50,042
Cogent Inc. (a)	3,762	85,322
Coinstar Inc. (a)	5,579	127,369
Coldwater Creek Inc. (a)	7,528	229,830
Conn’s Inc. (a)	685	25,256
Consolidated Graphics Inc. (a)	2,663	126,066
Corinthian Colleges Inc. (a)	17,401	204,984
Corrections Corp. of America (a)	8,259	371,407
Cost Plus Inc. (a)	4,871	83,538
CoStar Group Inc. (a)	3,782	163,269
Courier Corp.	1,800	61,812
Cox Radio Inc. (a)	6,082	85,635
CRA International Inc. (a)	2,301	109,735
Cross Country Healthcare Inc. (a)	5,825	103,569
Crown Media Holdings Inc. (a)	5,600	51,352
CSK Auto Corp. (a)	9,855	148,613
CSS Industries Inc.	768	23,601
Cumulus Media Inc. (a)	11,129	138,111
Dave & Buster’s Inc. (a)	2,771	48,797
Deb Shops Inc.	1,160	34,487
Deckers Outdoor Corp. (a)	1,952	53,914
dELiA*s Inc. (a)	4,058	33,681
dELiA*s Inc. Rights (a)	468	468
Denny’s Corp. (a)	25,949	104,574
Design Within Reach Inc. (a)	1,774	9,402
DeVry Inc. (a)	11,143	222,860
DHB Industries Inc. (a)	5,191	23,204
DiamondCluster International Inc. (a)	5,535	43,948
Dollar Thrifty Automotive Group Inc. (a)	5,304	191,315
Domino’s Pizza Inc.	6,314	152,799
Dover Downs Gaming & Entertainment Inc.	2,894	40,950
Dover Motorsports Inc.	3,660	22,363
Dress Barn Inc. (a)	5,109	197,259
drugstore.com inc. (a)	10,539	30,036
DSW Inc. (a)	1,799	47,170
DTS Inc. (a)	4,082	60,414
Earle M Jorgensen Co. (a)	1,163	10,734
Earthlink Inc. (a)	27,623	306,892
Educate Inc. (a)	2,378	28,060
Elizabeth Arden Inc. (a)	5,056	101,423
Emmis Communications Corp. (a)	8,342	166,089
Ennis Inc.	5,527	100,426
Entercom Communications Corp. (a)	7,088	210,301
Entravision Communications Corp. (a)	12,260	87,291
Escala Group Inc. (a)	1,581	32,063
Escalade Inc.	1,256	14,783
Ethan Allen Interiors Inc.	6,829	249,463
Exponent Inc. (a)	1,359	38,568
First Advantage Corp. Class A (a)	619	16,533
Fisher Communications Inc. (a)	1,361	56,386
Forrester Research Inc. (a)	3,838	71,963

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Consumer Discretionary (Cont.)
Fossil Inc. (a)	8,929	$192,063
Fred’s Inc.	8,903	144,852
FTD Group Inc. (a)	1,622	16,853
FTI Consulting Inc. (a)	9,153	251,158
Furniture Brands International Inc.	10,124	226,069
G&K Services Inc. Class A	4,109	161,278
GameStop Corp. Class A (a)	11,120	353,838
Gaylord Entertainment Co. (a)	8,197	357,307
Gemstar-TV Guide International Inc. (a)	35,246	91,992
Genesco Inc. (a)	4,771	185,067
Geo Group Inc. (a)	2,594	59,480
Gevity HR Inc.	5,450	140,174
Gray Television Inc.	9,926	97,473
Great Wolf Resorts Inc. (a)	4,571	47,127
Greenfield Online Inc. (a)	2,969	17,398
Group 1 Automotive Inc. (a)	4,668	146,715
GSI Commerce Inc. (a)	6,139	92,638
Guess ? Inc. (a)	3,461	123,212
Guitar Center Inc. (a)	5,310	265,553
Gymboree Corp. (a)	6,453	151,000
Handleman Co.	5,895	73,216
Harris Interactive Inc. (a)	9,415	40,579
Hartmarx Corp. (a)	3,850	30,069
Haverty Furniture Companies Inc.	4,011	51,702
Heidrick & Struggles International Inc. (a)	4,556	146,020
Hibbett Sporting Goods Inc. (a)	7,470	212,746
Hollinger International Inc.	13,029	116,740
Hooker Furniture Corp.	3,283	56,303
Hot Topic Inc. (a)	9,783	139,408
Hudson Highland Group Inc. (a)	4,990	86,626
IHOP Corp.	4,312	202,276
IKON Office Solutions Inc.	19,939	207,565
Infospace Inc. (a)	6,787	175,240
InfoUSA Inc. (a)	6,127	66,968
Insight Enterprises Inc. (a)	10,607	208,003
Inter Parfums Inc.	958	17,206
iPass Inc. (a)	9,628	63,160
Isle of Capri Casinos Inc. (a)	3,984	97,050
iVillage Inc. (a)	7,101	56,950
J Jill Group Inc. (a)	4,070	77,452
Jack in the Box Inc. (a)	7,402	258,552
Jackson Hewitt Tax Service Inc.	8,248	228,552
Jakks Pacific Inc. (a)	5,548	116,175
Jarden Corp. (a)	11,096	334,544
Jo-Ann Stores Inc. (a)	4,446	52,463
John H Harland Co.	5,461	205,334
Jos. A. Bank Clothiers Inc. (a)	2,616	113,561
Journal Communications Inc. Class A	4,596	64,114
Journal Register Co.	9,571	143,086
K-Swiss Inc. Class A	5,677	184,162
K2 Inc. (a)	9,036	91,354
Kellwood Co.	6,037	144,164
Kelly Services Inc. Class A	3,924	102,887
Kenneth Cole Productions Inc.	2,255	57,503
Kforce Inc. (a)	4,715	52,619
Kimball International Inc. Class B	7,187	76,398
Korn/Ferry International (a)	7,897	147,595
Krispy Kreme Doughnuts Inc. (a)	12,179	69,907
La Quinta Corp. (a)	41,689	464,415
La-Z-Boy Inc.	11,437	155,086
Labor Ready Inc. (a)	10,590	220,484
Lancaster Colony Corp.	5,051	187,140
Landry’s Restaurants Inc.	3,494	93,325
Leapfrog Enterprises Inc. (a)	7,131	83,076
Learning Tree International Inc. (a)	3,423	43,917
LECG Corp. (a)	2,918	50,715
Libbey Inc.	3,483	35,596
Liberty Corp.	3,348	156,720
Life Time Fitness Inc. (a)	4,819	183,556
Lifeline Systems Inc. (a)	2,025	74,034
Lifetime Brands Inc.	1,321	27,305
Lin TV Corp. (a)	6,690	74,527
Linens’n Things Inc. (a)	9,307	247,566
Lithia Motors Inc. Class A	3,598	113,121
LKQ Corp. (a)	3,117	107,911
LodgeNet Entertainment Corp. (a)	3,076	42,879
Lodgian Inc. (a)	5,278	56,633
LoJack Corp. (a)	2,608	62,931
Lone Star Steakhouse & Saloon Inc.	3,582	85,037
Luby’s Inc. (a)	3,857	51,298
Magna Entertainment Corp. (a)	9,510	67,901
Maidenform Brands Inc. (a)	1,832	23,193
Majesco Entertainment Co. (a)	2,405	2,814
Mannatech Inc.	3,189	44,040
Marchex Inc. Class B (a)	3,669	82,516
Marcus Corp.	4,820	113,270
MarineMax Inc. (a)	2,705	85,397
Martha Stewart Living Omnimedia Inc. (a)	4,368	76,134
Matthews International Corp.	6,924	252,103
MAXIMUS Inc.	4,123	151,273
Maytag Corp.	16,245	305,731
McCormick & Schmick’s Seafood Restaurants Inc. (a)	322	7,280
Media General Inc.	3,976	201,583
Mediacom Communications Corp. Class A (a)	13,610	74,719
Midas Inc. (a)	4,172	76,598
Midway Games Inc. (a)	5,549	105,265
Mikohn Gaming Corp. (a)	4,831	47,682
Monarch Casino & Resort Inc. (a)	1,440	32,544
Monro Muffler Brake Inc.	1,800	54,576
Movado Group Inc.	4,600	84,180
Movie Gallery Inc.	5,532	31,035
MPS Group Inc. (a)	23,326	318,866

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Consumer Discretionary (Cont.)
MTR Gaming Group Inc. (a)	4,420	$46,012
Multimedia Games Inc. (a)	4,908	45,399
MWI Veterinary Supply Inc. (a)	231	5,962
National Presto Industries Inc.	1,399	62,046
Nautilus Inc.	6,852	127,858
Navarre Corp. (a)	4,722	26,113
Navigant Consulting Inc. (a)	10,787	237,098
Netflix Inc. (a)	7,452	201,651
Netratings Inc. (a)	2,858	35,239
New York & Co. Inc. (a)	2,159	45,771
NIC Inc. (a)	5,503	33,898
Nu Skin Enterprises Inc.	11,710	205,862
Nutri/System Inc. (a)	4,744	170,879
O’Charley’s Inc. (a)	5,111	79,272
Oakley Inc.	6,009	88,272
Overstock.com Inc. (a)	2,553	71,867
Oxford Industries Inc.	3,029	165,686
Pacific Sunwear of California Inc. (a)	15,091	376,068
Pantry Inc. (a)	3,362	157,980
Papa John’s International Inc. (a)	2,607	154,621
Parlux Fragrances Inc. (a)	1,209	36,911
Payless Shoesource Inc. (a)	13,985	351,024
Pegasus Solutions Inc. (a)	6,694	60,045
PEP Boys-Manny Moe & Jack	11,861	176,610
Perry Ellis International Inc. (a)	1,408	26,752
Petco Animal Supplies Inc. (a)	11,117	244,018
PF Chang’s China Bistro Inc. (a)	5,473	271,625
PHH Corp. (a)	10,510	294,490
Phillips-Van Heusen Corp.	6,008	194,659
Pier 1 Imports Inc.	15,171	132,443
Pinnacle Entertainment Inc. (a)	8,647	213,667
Playboy Enterprises Inc. (a)	4,731	65,714
Playtex Products Inc. (a)	5,848	79,942
Pre-Paid Legal Services Inc.	2,426	92,697
Prestige Brands Holdings Inc. (a)	5,275	65,938
Priceline.com Inc. (a)	5,410	120,751
Primedia Inc. (a)	29,655	47,745
ProQuest Co. (a)	5,371	149,905
Radio One Inc. Class D (a)	15,513	160,560
Rare Hospitality International Inc. (a)	7,548	229,384
RC2 Corp. (a)	3,719	132,099
Reader’s Digest Association Inc.	20,592	313,410
Red Robin Gourmet Burgers Inc. (a)	2,991	152,421
Reddy Ice Holdings Inc.	1,321	28,811
Regent Comunications Inc. (a)	5,440	25,242
Regis Corp.	9,132	352,221
Renaissance Learning Inc.	2,288	43,266
Rent-Way Inc. (a)	5,418	34,621
Resources Connection Inc. (a)	10,294	268,262
Restoration Hardware Inc. (a)	5,593	33,670
Retail Ventures Inc. (a)	2,490	30,976
Revlon Inc. (a)	29,760	92,256
Riviera Holdings Corp. (a)	1,916	31,403
Rollins Inc.	6,979	137,556
Ruby Tuesday Inc.	12,694	328,648
Rush Enterprises Inc. Class A (a)	3,100	46,128
Russ Berrie & Co. Inc.	2,502	28,573
Russell Corp.	6,605	88,903
Ruth’s Chris Steak House (a)	1,694	30,661
Ryan’s Restaurant Group Inc. (a)	9,287	112,001
Saga Communications Inc. (a)	3,450	37,502
Salem Communications Corp. (a)	2,749	48,080
Schawk Inc.	2,191	45,463
Scholastic Corp. (a)	6,919	197,261
School Speciality Inc. (a)	4,835	176,187
Select Comfort Corp. (a)	8,198	224,215
Sharper Image Corp. (a)	2,414	23,512
Shoe Carnival Inc. (a)	2,178	47,742
Shuffle Master Inc. (a)	7,748	194,785
Sinclair Broadcast Group Inc.	8,907	81,944
SIRVA Inc. (a)	3,412	27,296
Six Flags Inc. (a)	21,290	164,146
Skechers U.S.A. Inc. (a)	4,990	76,447
Sohu.com Inc. (a)	5,148	94,414
Sonic Automotive Inc.	6,306	140,498
Sotheby’s Holdings Inc. (a)	9,320	171,115
Source Interlink Co. Inc. (a)	5,329	59,258
Sourcecorp (a)	3,691	88,510
Spanish Broadcasting System Inc. (a)	7,500	38,325
Speedway Motorsports Inc.	2,732	94,718
Spherion Corp. (a)	13,991	140,050
Stage Stores Inc.	5,907	175,910
Stamps.com Inc. (a)	4,132	94,871
Stanley Furniture Co. Inc.	2,360	54,705
Startek Inc.	2,775	49,950
Stein Mart Inc.	5,275	95,741
Steinway Musical Instruments Inc. (a)	1,659	42,321
Steven Madden Ltd. (a)	2,645	77,313
Stewart Enterprises Inc.	23,831	128,926
Strayer Education Inc.	3,064	287,097
Stride Rite Corp.	8,174	110,839
Sturm Ruger & Co. Inc.	4,336	30,395
Systemax Inc. (a)	654	4,081
Talbots Inc.	4,332	120,516
TeleTech Holdings Inc. (a)	8,630	103,992
Texas Roadhouse Inc. Class A (a)	7,950	123,623
The Finish Line Inc. Class A	8,734	152,146
The Providence Service Corp. (a)	1,740	50,095
The Sports Authority Inc. (a)	5,231	162,841
The Steak n Shake Co. (a)	5,678	96,242
The Yankee Candle Co. Inc.	9,391	240,410
Thomas Nelson Inc.	2,496	61,526
Thor Industries Inc.	6,967	279,168
THQ Inc. (a)	12,490	297,887
TiVo Inc. (a)	10,593	54,236
Too Inc. (a)	7,200	203,112

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Consumer Discretionary (Cont.)
Topps Co. Inc.	7,818	$58,088
Tractor Supply Co. (a)	6,730	356,286
Trans World Entertainment Corp. (a)	5,179	29,520
Travelzoo Inc. (a)	667	14,674
Triarc Companies Inc. Class B	8,050	119,543
TRM Corp. (a)	2,302	17,150
Tuesday Morning Corp.	5,570	116,524
Tupperware Brands Corp.	10,922	244,653
Unifirst Corp.	2,415	75,107
United Auto Group Inc.	5,374	205,287
United Natural Foods Inc. (a)	8,850	233,640
United Online Inc.	13,650	194,103
United Stationers Inc. (a)	6,583	319,276
Universal Electronics Inc. (a)	2,900	49,967
Universal Technical Institute Inc. (a)	4,584	141,829
USANA Health Sciences Inc. (a)	2,409	92,409
Vail Resorts Inc. (a)	5,814	192,036
Valassis Communications Inc. (a)	9,964	289,653
Value Line Inc.	444	15,509
ValueClick Inc. (a)	17,548	317,794
ValueVision Media Inc. Class A (a)	5,214	65,696
Ventiv Health Inc. (a)	5,224	123,391
Vertrue Inc. (a)	2,069	73,098
Viad Corp.	4,497	131,897
Volcom Inc. (a)	172	5,850
Volt Information Sciences Inc. (a)	2,248	42,757
Warnaco Group Inc. (a)	9,760	260,787
Waste Connections Inc. (a)	9,157	315,550
Waste Services Inc. (a)	3,526	11,742
Water Pik Technology Inc. (a)	2,141	45,967
Watson Wyatt & Co. Holdings	7,186	200,489
WD-40 Co.	3,862	101,416
WebSideStory Inc. (a)	1,566	28,392
WESCO International Inc. (a)	6,365	271,976
West Marine Inc. (a)	3,131	43,771
Wet Seal Inc. (a)	6,188	27,475
Wilsons The Leather Experts (a)	1,578	5,728
Wireless Facilities Inc. (a)	11,848	60,425
WMS Industries Inc. (a)	4,497	112,830
Wolverine World Wide Inc.	12,115	272,103
World Fuel Services Corp.	5,557	187,382
World Wrestling Entertainment Inc.	3,627	53,244
WPT Enterprises Inc. (a)	1,099	6,528
Zale Corp. (a)	10,302	259,095
Zumiez Inc. (a)	337	14,565

		46,277,512

Consumer Staples (1.75%)
Alliance One International Inc.	18,054	70,410
American Italian Pasta Co.	3,779	25,697
Arden Group Inc. Class A	29	2,639
Boston Beer Co. Inc. (a)	1,700	42,500
Casey’s General Stores Inc.	11,095	275,156
Chiquita Brands International Inc.	8,830	176,688
Coca-Cola Bottling Co. Consolidated	461	19,823
Corn Products International Inc.	15,430	368,623
Farmer Brothers Co.	2,000	38,680
Flowers Foods Inc.	10,473	288,636
Green Mountain Coffee Roasters Inc. (a)	840	34,104
Hain Celestial Group Inc. (a)	6,043	127,870
Hansen Natural Corp. (a)	3,276	258,181
Ingles Markets Inc.	2,553	39,954
J&J Snack Foods Corp.	1,290	76,639
John B. Sanfilippo & Son Inc. (a)	1,406	18,179
Lance Inc.	5,111	95,218
Longs Drug Stores Corp.	5,832	212,226
M & F Worldwide Corp. (a)	2,173	35,463
Maui Land & Pineapple Co. Inc. (a)	639	21,681
Nash Finch Co.	2,910	74,147
Pathmark Stores Inc. (a)	8,897	88,881
Peet’s Coffee & Tea Inc. (a)	2,997	90,959
Performance Food Group Co. (a)	9,968	282,792
Provide Commerce Inc. (a)	1,571	52,016
Ralcorp Holdings Inc. (a)	6,082	242,733
Ruddick Corp.	7,500	159,600
Sanderson Farms Inc.	2,471	75,440
Seaboard Corp.	58	87,638
Sensient Technology Corp.	10,133	181,381
Smart & Final Inc. (a)	3,327	42,852
Spartan Stores Inc. (a)	3,740	38,971
The Great Atlantic & Pacific Tea Co. Inc. (a)	4,050	128,709
Tootsie Roll Industries Inc.	4,591	132,818
Universal Corp.	4,605	199,673
Vector Group Ltd.	6,580	119,559
Weis Markets Inc.	2,964	127,570
Wild Oats Markets Inc. (a)	6,559	79,233

		4,433,339

Durable Products (8.13%)
Actuant Corp. Class A	5,504	307,123
ADE Corp. (a)	2,194	52,788
Advanced Energy Industries Inc. (a)	4,884	57,778
AGCO Corp. (a)	17,862	295,973
Alamo Group Inc.	396	8,118
American Ecology Corp.	2,077	29,971
American Superconductor Corp. (a)	5,481	43,135
AO Smith Corp.	3,478	122,078
Applied Films Corp. (a)	3,622	75,229
Applied Industrial Technologies Inc.	6,401	215,650
Applied Signal Technology Inc.	2,311	52,460
ARGON ST Inc. (a)	1,475	45,696
Arris Group Inc. (a)	18,945	179,409
Artesyn Technologies Inc. (a)	7,908	81,452
Astec Industries Inc. (a)	3,167	103,434

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

(Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Durable Products (Cont.)
ASV Inc. (a)	3,334	$83,283
Asyst Technologies Inc. (a)	11,241	64,299
ATMI Inc. (a)	7,809	218,418
Audiovox Corp. (a)	4,114	57,020
August Technology Corp. (a)	4,491	49,356
Axcelis Technologies Inc. (a)	22,063	105,241
Badger Meter Inc.	937	36,768
Baldor Electric Co.	6,930	177,754
BE Aerospace Inc. (a)	12,036	264,792
Belden CDT Inc.	9,814	239,756
Blount International Inc. (a)	5,595	89,128
Brady Corp.	8,290	299,932
Briggs & Stratton Corp.	9,780	379,366
Brooks Automation Inc. (a)	17,239	216,005
Bucyrus International Inc. Class A	4,118	217,019
C&D Technologies Inc.	5,829	44,417
C-COR Inc. (a)	10,381	50,452
Cascade Corp.	2,454	115,117
Champion Enterprises Inc. (a)	15,801	215,210
Cognex Corp.	8,455	254,411
Cohu Inc.	5,526	126,380
Color Kinetics Inc. (a)	2,499	35,961
CompX International Inc.	800	12,816
Comstock Homebuilding Companies Inc. (a)	487	6,872
Crane Co.	10,110	356,580
Credence Systems Corp. (a)	18,526	128,941
CTS Corp.	8,673	95,923
Curtiss-Wright Corp.	4,425	241,605
Cymer Inc. (a)	7,554	268,243
Darling International Inc. (a)	13,321	52,884
Dionex Corp. (a)	4,189	205,596
Duratek Inc. (a)	2,554	38,131
Electro Scientific Industries Inc. (a)	6,747	162,940
Emcore Corp. (a)	6,135	45,522
Engineered Support Systems Inc.	8,032	334,452
EnPro Industries Inc. (a)	4,856	130,869
Entegris Inc. (a)	26,119	246,041
ESCO Technologies Inc. (a)	5,246	233,395
Esterline Technologies Corp. (a)	4,738	176,206
FARO Technologies Inc. (a)	2,507	50,140
Federal Signal Corp.	10,679	160,292
FEI Co. (a)	5,355	102,655
Flanders Corp. (a)	1,978	24,052
Flowserve Corp. (a)	11,092	438,800
Franklin Electric Co. Inc.	3,847	152,110
Gardner Denver Inc. (a)	5,350	263,755
Gehl Co. (a)	1,644	43,155
GenCorp Inc. (a)	10,386	184,351
General Cable Corp. (a)	9,147	180,196
Genlyte Group Inc. (a)	5,224	279,850
Global Imaging Systems Inc. (a)	5,204	180,215
Global Power Equipment Group Inc. (a)	6,543	29,574
Headwaters Inc. (a)	8,604	304,926
Heico Corp.	4,283	110,844
InterDigital Communications Corp. (a)	11,667	213,739
Interface Inc. (a)	9,451	77,687
Intevac Inc. (a)	3,972	52,430
Itron Inc. (a)	4,938	197,718
JLG Industries Inc.	10,432	476,325
K&F Industries Holdings Inc. (a)	2,068	31,764
Kadant Inc. (a)	3,068	56,758
Kaman Corp.	4,732	93,173
Keithley Instruments Inc.	3,536	49,433
Kennametal Inc.	7,001	357,331
Knoll Inc.	640	10,950
Kulicke & Soffa Industries Inc. (a)	11,745	103,826
Levitt Corp Class A	3,711	84,388
Lincoln Electric Holdings Inc.	7,306	289,756
Lindsay Manufacturing Co.	3,428	65,920
Littelfuse Inc. (a)	4,897	133,443
LTX Corp. (a)	13,895	62,527
M/I Homes Inc.	2,631	106,871
Manitowoc Inc.	6,113	306,995
MasTec Inc. (a)	5,069	53,072
Mattson Technology Inc. (a)	8,475	85,258
Measurement Specialties Inc. (a)	2,636	64,187
Metrologic Instruments Inc. (a)	2,210	42,565
Middleby Corp. (a)	1,102	95,323
Mine Safety Appliances Co.	5,403	195,643
MKS Instruments Inc. (a)	7,339	131,295
Mobile Mini Inc. (a)	3,310	156,894
Moog Inc. (a)	7,096	201,384
MTC Technologies Inc. (a)	1,923	52,652
NACCO Industries Inc.	1,150	134,722
Nordson Corp.	5,596	226,694
Orbital Sciences Corp. (a)	11,345	145,670
Orleans Homebuilders Inc.	448	8,221
Palm Harbor Homes Inc. (a)	3,557	66,872
Paxar Corp. (a)	7,515	147,519
Photon Dynamics Inc. (a)	4,018	73,449
Photronics Inc. (a)	7,762	116,896
Plantronics Inc.	9,312	263,530
Powell Industries Inc. (a)	1,390	24,964
Power-One Inc. (a)	14,905	89,728
Powerwave Technologies Inc. (a)	21,852	274,680
Presstek Inc. (a)	6,899	62,367
Regal-Beloit Corp.	5,647	199,904
Robbins & Myers Inc.	3,398	69,149
Rofin-Sinar Technologies Inc. (a)	3,409	148,189
Rudolph Technologies Inc. (a)	3,333	42,929
SBA Communications Corp. (a)	15,007	268,625
Semitool Inc. (a)	3,500	38,080
Sequa Corp. (a)	1,427	98,534
Skyline Corp.	1,829	66,576
Sonic Solutions (a)	4,946	74,734

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Durable Products (Cont.)
Spatialight Inc. (a)	10,282	$35,679
Spectralink Corp.	4,600	54,602
Standex International Corp.	2,910	80,782
Stewart & Stevenson Services Inc.	6,488	137,091
Sun Hydraulics Corp.	1,182	22,848
Symmetricom Inc. (a)	9,478	80,279
Taser International Inc. (a)	11,776	82,196
Technical Olympic USA Inc.	2,507	52,873
Technitrol Inc.	9,172	156,841
Tecumseh Products Co.	3,622	82,980
Teledyne Technologies Inc. (a)	7,209	209,782
Tennant Co.	2,146	111,592
Terayon Communication Systems Inc. (a)	15,005	34,662
The Gormann-Rupp Co.	1,987	43,933
Titan International Inc.	2,510	43,298
Trinity Industries Inc.	8,356	368,249
Triumph Group Inc. (a)	3,668	134,285
TurboChef Technologies Inc. (a)	2,646	37,997
Ultratech Inc. (a)	4,871	79,982
United Industrial Corp.	2,458	101,687
UNOVA Inc. (a)	10,346	349,695
Varian Semiconductor Equipment Associates Inc. (a)	7,160	314,539
Veeco Instruments Inc. (a)	6,137	106,354
Vicor Corp.	4,537	71,730
Viisage Technology Inc. (a)	2,226	39,200
Walter Industries Inc.	7,259	360,917
Watts Water Technologies Inc.	5,341	161,779
WCI Communities Inc. (a)	7,273	195,280
William Lyon Homes Inc. (a)	612	61,751
Woodward Governor Co.	2,095	180,191
X-Rite Inc.	4,133	41,330

		20,578,053

Financial Services (21.40%)
1st Source Corp.	3,794	95,419
21st Century Insurance Group	4,755	76,936
Aames Investment Corp.	5,414	34,974
Acadia Realty Trust	5,076	101,774
Accredited Home Lenders Holding Co. (a)	3,761	186,470
ACE Cash Express Inc. (a)	2,011	46,957
Advance America Cash Advance Centers Inc.	12,136	150,486
Advanta Corp.	4,700	152,468
Advent Software Inc. (a)	5,332	154,148
Affirmative Insurance Holding Inc.	911	13,291
Affordable Residential Communities	5,405	51,510
Agree Realty Corp.	837	24,189
Alabama National Bancorporation	2,877	186,315
Alexander’s Inc. (a)	600	147,300
Alexandria Real Estate Equities Inc.	4,473	360,076
Alfa Corp.	10,104	162,674
Amcore Financial Inc.	5,293	160,960
American Campus Communities Inc.	4,095	101,556
American Equity Investment Life Holdings Co.	4,979	64,976
American Home Mortgage Investment Corp.	7,311	238,119
American Physicians Capital Inc. (a)	2,522	115,482
AmericanWest Bancorp (a)	1,175	27,765
Ameris Bancorp	2,760	54,758
Ames National Corp.	1,931	49,646
AMLI Residential Properties Trust	6,690	254,554
Anchor Bancorp Wisconsin Inc.	4,474	135,741
Anthracite Capital Inc.	10,555	111,144
Anworth Mortgage Asset Corp.	8,846	64,576
Apollo Investment Corp.	13,805	247,524
Arbor Realty Trust Inc.	2,047	53,058
Archipelago Holdings Inc. (a)	6,021	299,665
Ares Capital Corp.	3,501	56,261
Argonaut Group Inc. (a)	5,466	179,121
Arrow Financial Corp.	2,458	64,277
Ashford Hospitality Trust Inc.	4,134	43,366
Asset Acceptance Capital Corp. (a)	1,808	40,608
Asta Funding Inc.	2,534	69,280
Avatar Holdings Inc. (a)	1,175	64,531
Baldwin & Lyons Inc.	2,266	55,064
Banc Corp. (a)	472	5,386
BancFirst Corp.	827	65,333
BancorpSouth Inc.	14,921	329,306
BancTrust Financial Group Inc.	3,517	70,692
Bank Mutual Corp.	16,887	179,002
Bank of Granite Corp.	2,926	54,219
Bank of the Ozarks Inc.	2,305	85,054
BankAtlantic Bancorp Inc.	9,926	138,964
BankFinancial Corp. (a)	1,187	17,425
Bankrate Inc. (a)	1,754	51,778
BankUnited Financial Corp.	6,189	164,442
Banner Corp.	2,260	70,512
Bedford Property Investors Inc.	3,946	86,575
Berkshire Hills Bancorp Inc.	2,118	70,953
Beverly Hills Bancorp Inc.	2,249	23,322
BFC Financial Corp. (a)	360	1,987
Bimini Mortgage Management Inc.	4,331	39,196
BioMed Realty Trust Inc.	9,144	223,114
BKF Capital Group Inc.	1,915	36,289
Boston Private Financial Holdings Inc.	6,124	186,292
Boykin Lodging Co. (a)	2,617	31,980
Brandywine Realty Trust	10,457	291,855
Bristol West Holdings Inc.	3,812	72,542
Brookline Bancorp Inc.	13,097	185,585
Calamos Asset Management Inc. Class A	5,009	157,533

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Financial Services (Cont.)
Camden National Corp.	2,196	$72,204
Capital City Bank Group Inc.	2,640	90,526
Capital Corp. of the West	1,411	45,787
Capital Crossing Bank (a)	461	15,397
Capital Lease Funding Inc.	5,318	55,999
Capital Southwest Corp.	53	4,797
Capital Trust Inc.	2,780	81,398
Capitol Bancorp Ltd.	2,504	93,750
Cardinal Financial Corp.	1,884	20,724
Cascade Bancorp	4,777	109,919
Cash America International Inc.	6,725	155,953
Cathay General Bancorp	9,428	338,842
CCC Information Services Group Inc. (a)	2,907	76,222
Cedar Shopping Centers Inc.	5,899	82,999
Center Financial Corp.	1,599	40,231
CentraCore Properties Trust	3,238	87,005
Central Coast Bancorp (a)	2,420	59,871
Central Pacific Financial Corp.	6,519	234,162
Ceres Group Inc. (a)	3,935	20,344
Charter Financial Corp.	800	28,568
CharterMac	9,256	196,042
Chemical Financial Corp.	5,577	177,126
Chittenden Corp.	9,004	250,401
Citizens & Northern Corp.	1,961	50,260
Citizens Banking Corp.	8,906	247,141
Citizens Inc. (a)	6,433	35,060
City Bank	2,597	92,375
City Holding Co.	3,800	136,610
Clifton Savings Bancorp Inc.	389	3,913
CNA Surety Corp. (a)	2,515	36,644
Coastal Financial Corp.	5,570	71,630
CoBiz Inc.	3,520	64,170
Cohen & Steers Inc.	2,000	37,260
Collegiate Funding Services (a)	1,625	32,094
Colonial Properties Trust	7,549	316,907
Colony Bankcorp Inc.	156	3,897
Columbia Bancorp	1,692	69,795
Columbia Banking Systems Inc.	3,077	87,848
Columbia Equity Trust Inc.	2,415	39,002
Commercial Capital Bancorp Inc.	8,750	149,800
Commercial Net Lease Realty Inc.	11,463	233,501
Community Bancorp NV (a)	719	22,728
Community Bank System Inc.	6,669	150,386
Community Banks Inc.	5,560	155,680
Community Trust Bancorp Inc.	3,207	98,615
CompuCredit Corp. (a)	4,225	162,578
Consolidated-Tomoka Land Co.	1,490	105,641
Corporate Office Properties Trust	7,224	256,741
Corus Bankshares Inc.	3,384	190,418
Cousins Properties Inc.	7,972	225,608
Covanta Holding Corp. (a)	20,214	304,423
Crawford & Co.	6,408	36,910
CRIIMI MAE Inc. (a)	2,606	51,599
CVB Financial Corp.	9,837	199,789
CyberSource Corp. (a)	6,286	41,488
Delphi Financial Group Inc.	5,347	246,015
Delta Financial Corp.	554	4,643
DiamondRock Hospitality Co.	829	9,915
Digital Realty Trust Inc.	1,562	35,348
Dime Community Bancshares	7,452	108,874
Direct General Corp.	4,380	74,022
Donegal Group Inc.	573	13,317
Doral Financial Corp.	15,534	164,660
EastGroup Properties Inc.	5,207	235,148
ECC Capital Corp.	3,500	7,910
Education Realty Trust Inc.	5,232	67,440
eFunds Corp. (a)	10,332	242,182
Electro Rent Corp. (a)	2,786	41,539
EMC Insurance Group Inc.	536	10,688
Encore Capital Group Inc. (a)	3,536	61,350
Entertainment Properties Trust	5,697	232,153
Equity Inns Inc.	8,830	119,646
Equity Lifestyle Properties Inc.	4,674	207,993
Equity One Inc.	7,612	175,989
EuroBancshares Inc. (a)	1,829	25,917
Euronet Worldwide Inc. (a)	6,371	177,114
Extra Space Storage Inc.	6,767	104,212
Factset Research Systems Inc.	7,068	290,919
Farmers Capital Bank Corp.	2,132	65,538
FBL Financial Group Inc.	2,632	86,356
Federal Agricultural Mortgage Corp. Class C	2,848	85,241
FelCor Lodging Trust Inc.	12,771	219,789
Fidelity Bankshares Inc.	5,895	192,766
Fieldstone Investment Corp.	6,154	72,986
Financial Federal Corp.	4,080	181,356
Financial Institutions Inc.	2,202	43,203
First Acceptance Corp. (a)	3,296	33,916
First Bancorp (North Carolina)	2,385	48,082
First BanCorp (Puerto Rico)	13,830	171,630
First Busey Corp.	2,920	60,999
First Cash Financial Services Inc. (a)	2,484	72,433
First Charter Corp.	6,755	159,823
First Citizens Bancshares Inc.	1,140	198,839
First Commonwealth Financial Corp.	15,434	199,562
First Community Bancorp (CA)	2,815	153,052
First Community Bancshares Inc.	2,481	77,308
First Financial Bancorp	8,035	140,773
First Financial Bankshares Inc.	4,383	153,668
First Financial Corp. Indiana	2,948	79,596
First Financial Holdings Inc.	3,007	92,375
First Indiana Corp.	2,716	93,376
First Industrial Realty Trust Inc.	8,142	313,467
First Merchants Corp.	3,557	92,482
First Midwest Bancorp Inc.	8,094	283,776
First Niagara Financial Group Inc.	26,430	382,442

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Financial Services (Cont.)
First Oak Brook Bancshares Inc.	1,500	$41,925
First Place Financial Corp. Ohio	2,670	64,213
First Potomac Realty Trust	4,666	124,116
First Regional Bancorp (a)	188	12,699
First Republic Bank	4,812	178,092
First State Bancorporation	2,998	71,922
FirstFed Financial Corp. (a)	3,413	186,077
Flagstar Bancorp Inc.	6,962	100,253
Flushing Financial Corp.	3,870	60,256
FNB Corp. (PA)	11,454	198,841
FNB Corp. (VA)	1,400	42,938
FPIC Insurance Group Inc. (a)	1,833	63,605
Franklin Bank Corp. (a)	2,875	51,721
Fremont General Corp.	11,744	272,813
Frontier Financial Corp.	5,755	184,160
GAMCO Investors Inc.	1,858	80,879
GB&T Bancshares Inc.	1,552	33,228
Getty Realty Corp.	4,299	113,021
GFI Group Inc. (a)	939	44,537
Glacier Bancorp Inc.	7,162	215,218
Gladstone Capital Corp.	2,249	48,084
Glenborough Realty Trust Inc.	6,915	125,161
Glimcher Realty Trust	8,490	206,477
GMH Communities Trust	6,674	103,514
Gold Banc Corp. Inc.	9,200	167,624
Government Properties Trust Inc.	7,081	66,066
Gramercy Capital Corp.	2,732	62,235
Great American Financial Resources Inc.	3,261	64,698
Great Southern Bancorp Inc.	2,520	69,577
Greater Bay Bancorp	10,356	265,321
Greene County Bancshares Inc.	275	7,524
Greenhill & Co. Inc.	2,515	141,242
Hancock Holding Co.	6,036	228,221
Hanmi Financial Corp.	7,950	141,987
Harbor Florida Bancshares Inc.	4,490	166,354
Harleysville Group Inc.	5,137	136,130
Harleysville National Corp.	6,176	117,962
Harris & Harris Group Inc. (a)	4,007	55,697
Heartland Financial USA Inc.	1,575	34,177
Heartland Payment Systems Inc. (a)	642	13,906
Heritage Commerce Corp. (a)	1,550	33,325
Heritage Property Investment Trust	6,122	204,475
Hersha Hospitality Trust	610	5,496
Highland Hospitality Corp.	6,748	74,565
Highwoods Properties Inc.	10,332	293,945
Hilb Rogal & Hobbs Co.	6,715	258,595
Home Properties Inc.	5,826	237,701
HomeBanc Corp.	8,052	60,229
Homestore Inc. (a)	27,287	139,164
Horace Mann Educators Corp.	9,608	182,168
HouseValues Inc. (a)	352	4,587
Hudson United Bancorp	7,590	316,351
Huron Consulting Group Inc. (a)	825	19,792
IBERIABANK Corp.	1,951	99,521
IMPAC Mortgage Holdings Inc.	16,054	151,068
Independence Holding Co.	279	5,454
Independent Bank Corp. (MA)	3,051	87,045
Independent Bank Corp. (MI)	5,100	138,873
Infinity Property & Casualty Corp.	4,650	173,026
Inland Real Estate Corp.	13,234	195,731
Innkeepers USA Trust	6,456	103,296
Integra Bank Corp.	3,758	80,196
Interchange Financial Services Corp.	3,772	65,067
International Securities Exchange Inc. (a)	1,548	42,601
Investment Technology Group Inc. (a)	8,583	304,182
Investors Real Estate Trust	5,800	53,534
iPayment Inc. (a)	3,027	125,681
Irwin Financial Corp.	4,272	91,506
ITLA Capital Corp. (a)	1,001	48,899
James River Group Inc. (a)	341	6,769
Jones Lang LaSalle Inc.	7,371	371,130
Kansas City Life Insurance Co.	1,029	51,532
Kilroy Realty Corp.	5,932	367,191
Kite Realty Group Trust	5,816	89,974
KMG America Corp. (a)	1,621	14,881
KNBT Bancorp Inc.	5,843	95,182
Knight Capital Group Inc. (a)	25,204	249,268
LaBranche & Co. Inc. (a)	11,613	117,407
Lakeland Bancorp Inc.	2,893	42,527
Lakeland Financial Corp.	1,200	48,456
LandAmerica Financial Group Inc.	3,533	220,459
LaSalle Hotel Properties	6,823	250,541
Lexington Corporate Properties Trust	10,684	227,569
LTC Properties Inc.	3,997	84,057
Luminent Mortgage Capital Inc.	7,770	58,353
Macatawa Bank Corp.	1,936	70,432
MAF Bancorp Inc.	6,288	260,197
Maguire Properties Inc.	8,081	249,703
Main Street Banks Inc.	3,440	93,671
MainSource Financial Group Inc.	2,256	40,270
MarketAxess Holdings Inc. (a)	3,571	40,817
Marlin Business Services Inc. (a)	1,060	25,323
MB Financial Inc.	4,527	160,256
MBT Financial Corp.	1,670	27,054
MCG Capital Corp.	8,704	126,991
McGrath Rentcorp	4,226	117,483
Mercantile Bank Corp.	1,601	61,639
MeriStar Hospitality Corp. (a)	17,051	160,279
MFA Mortgage Investments Inc.	11,938	68,047
Mid-America Apartment Communities Inc.	4,803	232,945
Mid-State Bancshares	5,523	147,740
Midland Co.	1,858	66,962
Midwest Banc Holdings Inc.	2,559	56,938

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Financial Services (Cont.)
MoneyGram International Inc.	15,834	$412,951
Morningstar Inc. (a)	801	27,747
MortgageIT Holdings Inc.	3,329	45,474
Nara Bancorp Inc.	4,152	73,823
NASB Financial Inc.	1,288	50,696
National Financial Partners Corp.	7,565	397,541
National Health Investors Inc.	6,437	167,105
National Penn Bancshares Inc.	8,592	163,678
National Western Life Insurance Co. (a)	400	82,764
Nationwide Health Properties Inc.	14,117	302,104
Navigators Group Inc. (a)	1,539	67,116
NBC Capital Corp.	2,127	50,601
NBT Bancorp Inc.	7,609	164,278
NCO Group Inc. (a)	6,290	106,427
Netbank Inc.	11,231	80,639
NewAlliance Bancshares Inc.	19,861	288,779
Newcastle Investment Corp.	8,831	219,450
NGP Capital Resources Co.	3,754	49,290
Northern Empire Bancshares (a)	615	14,551
NorthStar Realty Finance Corp.	1,958	19,952
Northwest Bancorp Inc.	2,921	62,100
Novastar Financial Inc.	5,015	140,972
OceanFirst Financial Corp.	3,690	83,984
Ocwen Financial Corp. (a)	8,551	74,394
Odyssey Re Holdings Corp.	751	18,835
Ohio Casualty Corp.	13,129	371,813
Old National Bancorp	14,434	312,352
Old Second Bancorp Inc.	3,260	99,658
Omega Financial Corp.	1,800	50,166
Omega Healthcare Investors Inc.	9,756	122,828
One Liberty Properties Inc.	1,195	22,000
optionsXpress Holdings Inc.	3,564	87,496
Oriental Financial Group Inc.	4,655	57,536
Pacific Capital Bancorp	9,334	332,104
Park National Corp.	2,267	232,685
Parkway Properties Inc.	3,495	140,289
Partners Trust Financial Group Inc.	12,685	152,854
Peapack Gladstone Financial Corp.	1,694	47,263
Pennfed Financial Services Inc.	2,872	52,902
Pennsylvania Real Estate Investment Trust	7,421	277,249
Peoples Bancorp Inc.	2,565	73,179
PFF Bancorp Inc.	4,591	140,117
Phoenix Co. Inc.	20,996	286,385
PICO Holdings Inc. (a)	2,922	94,264
Pinnacle Financial Partners Inc. (a)	1,320	32,974
Piper Jaffray Co. (a)	4,530	183,012
Placer Sierra Bancshares	1,093	30,287
PMA Capital Corp. (a)	5,628	51,384
Portfolio Recovery Associates Inc. (a)	3,489	162,029
Post Properties Inc.	7,979	318,761
Preferred Bank	180	8,010
Premierwest Bancorp (a)	3,925	54,950
Prentiss Properties Trust	8,116	330,159
Presidential Life Corp.	4,502	85,718
PRG-Schultz International Inc. (a)	8,417	5,134
PrivateBancorp Inc.	3,769	134,063
ProAssurance Corp. (a)	5,717	278,075
Prosperity Banchares Inc.	4,104	117,949
Provident Bankshares Corp.	6,897	232,912
Provident Financial Holdings Inc.	502	13,203
Provident Financial Services Inc.	15,513	287,146
Provident New York Bancorp	7,980	87,860
PS Business Parks Inc.	3,930	193,356
QC Holdings, Inc. (a)	878	10,123
R&G Financial Corp. Class B	6,171	81,457
RAIT Investment Trust	5,992	155,313
Ramco-Gershenson Properties Trust	4,337	115,581
Redwood Trust Inc.	3,005	123,986
Renasant Corp.	2,492	78,822
Republic Bancorp Inc.	17,188	204,537
Republic Bancorp Inc. (Kentucky)	1,323	28,378
Resource America Inc.	3,464	59,061
RLI Corp.	4,812	239,974
Rockville Financial Inc. (a)	1,779	23,216
S&T Bancorp Inc.	5,946	218,932
Safety Insurance Group Inc.	1,942	78,399
Sanders Morris Harris Group Inc.	1,455	23,847
Sandy Spring Bancorp Inc.	2,977	103,838
Santander BanCorp	1,863	46,799
Saul Centers Inc.	3,342	120,646
Saxon Capital Inc.	11,301	128,040
SCBT Financial Corp.	1,848	61,760
Seacoast Banking Corp. of Florida	2,970	68,161
Security Bank Corp. (Georgia)	756	17,607
Selective Insurance Group Inc.	5,615	298,156
Senior Housing Properties Trust	11,903	201,280
Signature Bank (a)	2,339	65,656
Simmons First National Corp.	2,940	81,438
Sound Federal Bancorp Inc.	481	9,187
Southside Bancshares Inc.	1,290	26,058
Southwest Bancorp Inc.	3,288	65,760
Sovran Self Storage Inc.	3,730	175,198
Spirit Finance Corp.	10,465	118,778
State Auto Financial Corp.	2,612	95,234
State Bancorp Inc.	2,970	49,718
Sterling Bancorp NY	5,023	99,104
Sterling Bancshares Inc. TX	9,115	140,736
Sterling Financial Corp. PA	5,546	109,811
Sterling Financial Corp. WA	7,825	195,469
Stewart Information Services Corp.	3,762	183,097
Stifel Financial Corp. (a)	1,569	58,979
Strategic Hotel Capital Inc.	7,384	151,963
Suffolk Bancorp	2,500	84,425
Summit Financial Group Inc.	1,504	34,562
Sun Bancorp Inc. (New Jersey) (a)	1,515	29,921

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Financial Services (Cont.)
Sun Communities Inc.	4,293	$134,800
Sunstone Hotel Investors Inc.	6,037	160,403
Susquehanna Bancshares Inc.	10,021	237,297
SVB Financial Group (a)	6,908	323,571
SWS Group Inc.	4,306	90,168
SY Bancorp Inc.	3,142	78,613
Tanger Factory Outlet Centers Inc.	6,964	200,145
Tarragon Corp. (a)	2,135	44,024
Taubman Centers Inc.	10,797	375,196
Taylor Capital Group Inc.	733	29,613
Technology Investment Capital Corp.	2,711	40,936
Texas Capital Bancshares Inc. (a)	4,531	101,540
Texas Regional Bancshares Inc.	8,634	244,342
The Bancorp Inc. (a)	317	5,389
The Nasdaq Stock Market Inc. (a)	8,523	299,839
TierOne Corp.	5,285	155,432
TNS Inc. (a)	2,180	41,812
Tompkins Trustco Inc.	2,132	95,514
Tower Group Inc.	2,115	46,488
Town & Country Trust	4,724	159,718
TradeStation Group Inc. (a)	4,016	49,718
Trammell Crow Co. (a)	7,623	195,530
Triad Guaranty Inc. (a)	2,232	98,186
Trico Bancshares	2,400	56,136
Trustco Bank Corp. NY	16,513	205,091
Trustmark Corp.	9,124	250,636
Trustreet Properties Inc.	7,605	111,185
U-Store-It Trust	5,875	123,669
UCBH Holdings Inc.	16,801	300,402
UICI	6,843	242,995
UMB Financial Corp.	2,650	169,362
Umpqua Holdings Corp.	9,952	283,931
Union Bankshares Corp.	1,700	73,270
United Bankshares Inc.	7,156	252,177
United Community Banks Inc.	6,409	170,864
United Community Financial Corp.	6,815	80,485
United Fire & Casualty Co.	3,027	122,382
United PanAm Financial Corp. (a)	808	20,903
United Rentals Inc. (a)	13,491	315,554
United Security Bancshares Inc.	1,598	42,842
Universal American Financial Corp. (a)	5,961	89,892
Universal Health Realty Income Trust	3,690	115,645
Univest Corp. of Pennsylvania	1,024	24,852
Unizan Financial Corp.	5,012	133,119
Urstadt Biddle Properties Inc.	4,525	73,350
USB Holding Co. Inc.	3,612	78,236
USI Holdings Corp. (a)	7,826	107,764
Vineyard National Bancorp	1,282	39,537
Virginia Commerce Bancorp (a)	1,413	41,104
Virginia Financial Group Inc.	1,600	57,648
W Holding Co. Inc.	17,853	146,930
Waddell & Reed Financial Inc.	14,619	306,560
Washington Real Estate Investment Trust	10,227	310,389
Washington Trust Bancorp Inc.	2,810	73,566
WesBanco Inc.	4,478	136,176
West Bancorporation Inc.	2,486	46,488
West Coast Bancorp (Oregon)	3,410	90,194
Westamerica Bancorporation	5,719	303,507
Western Sierra Bancorp (a)	832	30,276
Westfield Financial Inc.	1,364	32,750
Wilshire Bancorp Inc.	3,218	55,317
Winston Hotels Inc.	3,550	35,145
Wintrust Financial Corp.	4,953	271,920
World Acceptance Corp. (a)	3,745	106,732
Wright Express Corp. (a)	8,206	180,532
WSFS Financial Corp.	1,900	116,375
Yardville National Bancorp	2,149	74,463
Zenith National Insurance Corp.	4,503	207,678
ZipRealty Inc. (a)	1,035	8,715

		54,170,946

Health Care (11.56%)
Aastrom Biosciences Inc. (a)	38,465	81,161
Abaxis Inc. (a)	3,801	62,640
Abgenix Inc. (a)	18,728	402,839
Abiomed Inc. (a)	2,848	26,316
Acadia Pharmaceuticals Inc. (a)	2,151	21,187
Adams Respiratory Therapeutics Inc. (a)	1,168	47,491
Adolor Corp. (a)	9,490	138,554
Albany Molecular Research Inc. (a)	6,083	73,908
Alexion Pharmaceuticals Inc. (a)	6,709	135,857
Align Technology Inc. (a)	11,801	76,352
Alkermes Inc. (a)	19,816	378,882
Alliance Imaging Inc. (a)	5,240	31,178
Allied Healthcare International Inc. (a)	3,432	21,072
Allion Healthcare Inc. (a)	392	4,567
Allscripts Healthcare Solution Inc. (a)	6,654	89,164
Alpharma Inc.	8,830	251,743
Amedisys Inc. (a)	2,927	123,636
America Service Group Inc. (a)	2,488	39,460
American Dental Partners Inc. (a)	1,489	26,921
American Healthways Inc. (a)	6,873	311,003
American Medical Systems Holdings Inc. (a)	13,177	234,946
Amsurg Corp. (a)	6,561	149,984
Amylin Pharmaceuticals Inc. (a)	21,747	868,140
Analogic Corp.	2,699	129,147
Andrx Corp. (a)	13,933	229,477
Angiodynamics Inc. (a)	222	5,668
Animas Corp. (a)	2,275	54,941
Antigenics Inc. (a)	5,142	24,476
Applera Corp. - Celera Genomics Group (a)	16,826	184,413

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Health Care (Cont.)
Apria Healthcare Group Inc. (a)	9,623	$232,011
Arena Pharmaceuticals Inc. (a)	5,357	76,177
Ariad Pharmaceuticals Inc. (a)	11,990	70,142
Arqule Inc. (a)	3,494	21,383
Array Biopharma Inc. (a)	5,659	39,670
Arrow International Inc.	4,653	134,890
Arthrocare Corp. (a)	5,070	213,650
Aspect Medical Systems Inc. (a)	3,206	110,126
Atherogenics Inc. (a)	8,554	171,166
AVANIR Pharmaceuticals Class A (a)	17,391	59,825
Barrier Therapeutics Inc. (a)	2,356	19,319
Bentley Pharmaceuticals Inc. (a)	3,806	62,456
Beverly Enterprises Inc. (a)	23,674	276,276
Bio-Rad Laboratories Inc. (a)	3,741	244,811
Bio-Reference Labs Inc. (a)	2,005	37,714
Bioenvision Inc. (a)	6,313	41,224
BioMarin Pharmaceutical Inc. (a)	14,582	157,194
BioScrip Inc. (a)	2,824	21,293
Biosite Inc. (a)	3,188	179,453
Bruker BioSciences Corp. (a)	7,785	37,835
Caliper Life Sciences Inc. (a)	2,057	12,095
Cambrex Corp.	6,070	113,934
Candela Corp. (a)	3,984	57,529
Cantel Medical Corp. (a)	2,324	41,693
Caraco Pharmaceutical Laboratories Inc. (a)	1,966	17,655
Cell Genesys Inc. (a)	9,941	58,950
Cell Therapeutics Inc. (a)	13,818	30,123
Centene Corp. (a)	8,926	234,665
Cepheid Inc. (a)	9,141	80,258
Coley Pharmaceutical Group Inc. (a)	514	7,792
Computer Programs & Systems Inc.	1,713	70,970
Conmed Corp. (a)	6,417	151,826
Connetics Corp. (a)	7,481	108,100
Conor Medsystems Inc. (a)	1,869	36,165
Corvel Corp. (a)	1,400	26,586
Cotherix Inc. (a)	2,199	23,353
Cubist Pharmaceuticals Inc. (a)	11,282	239,743
CuraGen Corp. (a)	9,629	29,657
Curis Inc. (a)	9,187	32,706
CV Therapeutics Inc. (a)	8,925	220,715
Cyberonics Inc. (a)	4,573	147,708
Cypress Bioscience Inc. (a)	6,588	38,079
Datascope Inc.	2,422	80,047
deCODE genetics Inc. (a)	11,320	93,503
Dendreon Corp. (a)	12,545	67,994
Diagnostic Products Corp.	4,563	221,534
Digene Corp. (a)	3,660	106,762
Discovery Laboratories Inc. (a)	13,434	89,739
Diversa Corp. (a)	5,480	26,304
DJ Orthopedics Inc. (a)	4,628	127,640
Dov Pharmaceutical Inc. (a)	5,062	74,310
Durect Corp. (a)	5,070	25,705
DUSA Pharmaceuticals Inc. (a)	3,680	39,634
Eclipsys Corp. (a)	8,774	166,092
Encore Medical Corp. (a)	5,476	27,106
Encysive Pharmaceuticals Inc. (a)	12,926	101,986
Enzo Biochem Inc. (a)	6,053	75,178
Enzon Pharmaceuticals Inc. (a)	10,170	75,258
EPIX Pharmaceutical Inc. (a)	5,383	21,747
eResearch Technology Inc. (a)	10,352	156,315
ev3 Inc. (a)	656	9,669
Exelixis Inc. (a)	13,914	131,070
First Horizon Pharmaceutical Corp. (a)	6,014	103,742
Foxhollow Technologies Inc. (a)	2,972	88,536
Genesis HealthCare Corp. (a)	4,288	156,598
Genitope Corp. (a)	4,238	33,692
Gentiva Health Services Inc. (a)	5,079	74,864
Geron Corp. (a)	11,421	98,335
Greatbatch Inc. (a)	4,859	126,383
GTx Inc. (a)	1,851	13,994
Haemonetics Corp. (a)	4,471	218,453
Healthcare Services Group Inc.	4,725	97,855
HealthExtras Inc. (a)	4,085	102,534
HealthTronics Inc. (a)	5,303	40,568
Hi-Tech Pharmacal Co. Inc. (a)	1,017	45,043
Hologic Inc. (a)	9,654	366,080
Hooper Holmes Inc.	11,274	28,749
Horizon Health Corp. (a)	1,860	42,092
Human Genome Sciences Inc. (a)	28,454	243,566
I-Flow Corp. (a)	4,094	59,854
ICOS Corp. (a)	12,942	357,587
ICU Medical Inc. (a)	2,430	95,280
Idenix Pharmaceuticals Inc. (a)	2,140	36,615
IDX Systems Corp. (a)	4,944	217,140
Illumina Inc. (a)	7,018	98,954
Immucor Inc. (a)	9,858	230,283
Immunogen Inc. (a)	9,200	47,196
Incyte Corp. (a)	16,720	89,285
Inspire Pharmaceuticals Inc. (a)	9,626	48,900
Integra LifeSciences Holdings Corp. (a)	4,654	165,031
InterMune Inc. (a)	7,007	117,718
IntraLase Corp. (a)	2,289	40,813
Introgen Therapeutics Inc. (a)	1,636	8,622
Intuitive Surgical Inc. (a)	7,297	855,719
Invacare Corp.	6,206	195,427
Inverness Medical Innovations Inc. (a)	4,249	100,744
IRIS International Inc. (a)	2,816	61,558
Isis Pharmaceuticals Inc. (a)	12,039	63,084
ISTA Pharmaceuticals Inc. (a)	3,189	20,282
Kensey Nash Corp. (a)	2,164	47,673
Keryx Biopharmaceuticals Inc. (a)	5,320	77,885
Kindred Healthcare Inc. (a)	5,890	151,726
KV Pharmaceutical Co. (a)	8,226	169,456
Kyphon Inc. (a)	6,048	246,940
Landauer Inc.	2,101	96,835

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Health Care (Cont.)
Laserscope (a)	4,214	$94,646
LCA-Vision Inc.	4,082	193,936
Lexicon Genetics Inc. (a)	13,789	50,330
Lifecell Corp. (a)	6,131	116,918
Luminex Corp. (a)	5,282	61,377
Magellan Health Services Inc. (a)	5,614	176,560
MannKind Corp. (a)	3,814	42,946
Martek Biosciences Corp. (a)	6,568	161,638
Matria Healthcare Inc. (a)	4,046	156,823
Maxygen Inc. (a)	6,920	51,969
Medarex Inc. (a)	21,356	295,781
Medcath Corp. (a)	1,553	28,808
Medicines Co. (a)	10,633	185,546
Medicis Pharmaceutical Corp.	10,550	338,127
Mentor Corp.	6,381	294,036
Meridian Bioscience Inc.	2,515	50,652
Merit Medical Systems Inc. (a)	5,181	62,897
MGI Pharma Inc. (a)	14,646	251,325
Molecular Devices Corp. (a)	3,456	99,982
Molina Healthcare Inc. (a)	2,139	56,983
Momenta Pharmaceuticals Inc. (a)	1,962	43,242
Monogram Biosciences Inc. (a)	10,165	19,009
Myogen Inc. (a)	4,455	134,363
Myriad Genetics Inc. (a)	7,127	148,242
Nabi Biopharmaceuticals (a)	13,137	44,403
Nanogen Inc. (a)	11,225	29,410
Nastech Pharmaceutical Co. Inc. (a)	4,120	60,646
National Healthcare Corp.	1,800	67,284
Nature’s Sunshine Products Inc.	2,600	47,008
NBTY Inc. (a)	10,503	170,674
NDCHealth Corp. (a)	7,991	153,667
Nektar Therapeutics (a)	17,066	280,906
Neopharm Inc. (a)	4,087	44,099
Neurocrine Biosciences Inc. (a)	7,498	470,350
Neurogen Corp. (a)	3,620	23,856
Neurometrix Inc. (a)	1,209	32,982
New River Pharmaceuticals Inc. (a)	1,153	59,818
NitroMed Inc. (a)	2,712	37,832
Northfield Laboratories Inc. (a)	5,228	70,055
Noven Pharmaceuticals Inc. (a)	5,363	81,142
NPS Pharmaceuticals Inc. (a)	9,432	111,675
NuVasive Inc. (a)	2,949	53,377
Nuvelo Inc. (a)	8,688	70,460
Odyssey HealthCare Inc. (a)	8,465	157,788
Onyx Pharmaceuticals Inc. (a)	7,549	217,109
Option Care Inc.	4,105	54,843
OraSure Technologies Inc. (a)	8,248	72,747
Orchid Cellmark Inc. (a)	4,280	32,528
Owens & Minor Inc.	8,074	222,277
Pain Therapeutics Inc. (a)	5,717	38,647
PainCare Holdings Inc. (a)	4,136	13,483
Palomar Medical Technologies Inc. (a)	3,081	107,958
Par Pharmaceutical Cos Inc. (a)	6,934	217,312
Parexel International Corp. (a)	6,168	124,964
Pediatrix Medical Group Inc. (a)	4,490	397,679
Penwest Pharmaceutical Co. (a)	4,460	87,059
Per-Se Technologies Inc. (a)	5,356	125,116
Perrigo Co.	14,733	219,669
Pharmion Corp. (a)	5,367	95,372
Phase Forward Inc. (a)	1,959	19,100
PolyMedica Corp.	5,608	187,700
Pozen Inc. (a)	5,400	51,786
PRA International (a)	2,041	57,454
Progenics Pharmaceuticals Inc. (a)	3,882	97,089
PSS World Medical Inc. (a)	15,040	223,194
Psychiatric Solutions Inc. (a)	4,751	279,074
Quality Systems Inc. (a)	1,674	128,496
Radiation Therapy Services Inc. (a)	1,861	65,712
Regeneron Pharmaceutical Inc. (a)	8,647	137,920
RehabCare Group Inc. (a)	3,964	80,073
Renovis Inc. (a)	4,512	69,034
Res-Care Inc. (a)	3,430	59,579
Rigel Pharmaceuticals Inc. (a)	5,136	42,937
Salix Pharmaceuticals Ltd. (a)	8,292	145,773
Savient Pharmaceuticals Inc. (a)	3,821	14,291
Seattle Genetics Inc. (a)	8,128	38,364
Serologicals Corp. (a)	7,542	148,879
SFBC International Inc. (a)	3,765	60,278
Somanetics Corp. (a)	3,374	107,968
SonoSite Inc. (a)	3,456	120,995
Specialty Laboratories Inc. (a)	2,100	27,405
Star Scientific Inc. (a)	4,897	11,508
StemCells Inc. (a)	17,495	60,358
Stereotaxis Inc. (a)	627	5,398
STERIS Corp.	14,186	354,934
Sunrise Senior Living Inc. (a)	6,564	221,272
SuperGen Inc. (a)	12,498	63,115
SurModics Inc. (a)	3,380	125,026
Sybron Dental Specialties Inc. (a)	8,187	325,924
Symbion Inc. (a)	2,855	65,665
Symmetry Medical Inc. (a)	1,459	28,290
Tanox Inc. (a)	5,970	97,729
Telik Inc. (a)	11,478	195,011
Tercica Inc. (a)	1,655	11,866
ThermoGenesis Corp. (a)	14,764	71,310
Thoratec Corp. (a)	11,086	229,369
Trimeris Inc. (a)	4,008	46,052
TriPath Imaging Inc. (a)	5,666	34,223
United Surgical Partners International Inc. (a)	9,121	293,240
United Therapeutics Corp. (a)	4,641	320,786
US Physical Therapy Inc. (a)	1,903	35,148
Ventana Medical Systems Inc. (a)	6,650	281,627
Vertex Pharmaceuticals Inc. (a)	18,936	523,959
ViaCell Inc. (a)	1,672	9,397
Viasys Healthcare Inc. (a)	6,977	179,309

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Health Care (Cont.)
VistaCare Inc. Class A (a)	2,846	$35,575
Vital Images Inc. (a)	2,350	61,453
Vital Signs Inc.	1,233	52,797
WellCare Health Plans Inc. (a)	3,660	149,511
West Pharmaceutical Services Inc.	6,569	164,422
Wright Medical Group Inc. (a)	6,279	128,092
Young Innovations Inc.	881	30,024
Zoll Medical Corp. (a)	2,443	61,539
ZymoGenetics Inc. (a)	5,845	99,423

		29,258,108

Materials & Processes (8.64%)
A. Schulman Inc.	7,612	163,810
Aaon Inc. (a)	2,100	37,632
Acuity Brands Inc.	9,260	294,468
AK Steel Holding Corp. (a)	24,860	197,637
Albany International Corp. Class A	5,940	214,790
Aleris International Inc. (a)	6,358	204,982
Alico Inc.	700	31,633
AM Castle & Co. (a)	2,147	46,890
AMCOL International Corp.	4,867	99,871
American Vanguard Corp.	2,394	56,259
Ameron International Corp.	2,237	101,962
Apogee Enterprises Inc.	5,880	95,374
Arch Chemicals Inc.	5,202	155,540
Armor Holdings Inc. (a)	6,682	284,987
Balchem Corp.	1,269	37,829
Barnes Group Inc.	3,307	109,131
Beacon Roofing Supply Inc. (a)	3,009	86,449
Bluegreen Corp. (a)	3,876	61,241
BlueLinx Holdings Inc.	602	6,773
Bowater Inc.	11,270	346,214
Brookfield Homes Corp.	3,387	168,436
Brush Engineered Materials Inc. (a)	4,752	75,557
Buckeye Technologies Inc. (a)	6,119	49,258
Builders Firstsource Inc. (a)	356	7,608
Building Materials Holding Corp.	2,992	204,084
Cabot Microelectronics Corp. (a)	5,235	153,543
Calgon Carbon Corp.	6,895	39,233
California Coastal Communities Inc. (a)	1,123	44,055
Caraustar Industries Inc. (a)	6,462	56,155
Carpenter Technology Corp.	5,081	358,058
Century Aluminum Co. (a)	4,516	118,364
Ceradyne Inc. (a)	5,257	230,257
CF Industries Holdings Inc.	5,008	76,372
Chaparral Steel Co. (a)	4,711	142,508
Chesapeake Corp.	4,435	75,306
CIRCOR International Inc.	3,578	91,811
Clacor Inc.	10,549	313,411
Cleveland-Cliffs Inc.	4,440	393,251
Coeur d’Alene Mines Corp. (a)	52,371	209,484
Comfort Systems USA Inc.	6,792	62,486
Commercial Metals Co.	12,090	453,859
Compass Minerals International Inc.	3,685	90,430
Delta & Pine Land Co.	8,182	188,268
Deltic Timber Corp.	2,486	128,924
Dixie Group Inc. (a)	1,308	18,024
Drew Industries Inc. (a)	3,792	106,896
Dycom Industries Inc. (a)	10,264	225,808
Dynamic Materials Corp.	1,854	55,657
Eagle Materials Inc.	3,675	449,673
ElkCorp	4,649	156,485
EMCOR Group Inc. (a)	3,312	223,659
Encore Wire Corp. (a)	4,350	99,006
Energy Conversion Devices Inc. (a)	4,530	184,597
EnerSys (a)	7,731	100,812
Ferro Corp.	9,029	169,384
Georgia Gulf Corp.	6,485	197,274
Gibraltar Industries Inc.	5,149	118,118
Glatfelter	6,608	93,768
Gold Kist Inc. (a)	9,698	144,985
GrafTech International Ltd. (a)	22,152	137,785
Granite Construction Inc.	7,157	257,008
Graphic Packaging Corp. (a)	13,034	29,718
Greif Inc.	3,281	217,465
Griffon Corp. (a)	6,174	147,003
HB Fuller Co.	6,246	200,309
Hecla Mining Co. (a)	26,746	108,589
Hercules Inc. (a)	24,049	271,754
Hexcel Corp. (a)	11,585	209,109
Hughes Supply Inc.	12,920	463,182
Huttig Building Products Inc. (a)	567	4,763
Infrasource Services Inc. (a)	2,251	29,443
Innovo Group Inc. (a)	26,958	27,767
Insituform Technologies Inc. (a)	6,255	121,159
Interline Brands Inc. (a)	2,704	61,516
Jacuzzi Brands Inc. (a)	16,491	138,524
Kaydon Corp.	5,748	184,741
Kronos Worldwide Inc.	1,333	38,670
Lawson Products Inc.	834	31,475
Layne Christensen Co. (a)	1,731	44,019
Lennox International Inc.	9,975	281,295
Longview Fibre Co.	11,101	231,012
LSI Industries Inc.	3,668	57,441
MacDermid Inc.	6,355	177,305
Maverick Tube Corp. (a)	8,889	354,316
Medis Technologies Ltd. (a)	3,211	47,234
Mercer International Inc.-SBI (a)	2,942	23,124
Metal Management Inc.	4,086	95,040
Minerals Technologies Inc.	3,980	222,442
Mueller Industries Inc.	8,098	222,047
Myers Industries Inc.	5,005	72,973
NCI Building Systems Inc. (a)	4,496	190,990
Neenah Paper Inc.	3,551	99,428
NewMarket Corp. (a)	3,704	90,600

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Materials & Processes (Cont.)
NL Industries Inc.	2,829	$39,861
NN Inc.	2,400	25,440
NS Group Inc. (a)	4,648	194,333
Nuco2 Inc. (a)	1,702	47,452
Octel Corp.	2,646	43,050
Olin Corp.	14,669	288,686
OM Group Inc. (a)	6,046	113,423
Omega Flex Inc. (a)	813	14,138
Oregon Steel Mills Inc. (a)	7,746	227,887
Perini Corp. (a)	3,682	88,920
Pioneer Companies Inc. (a)	2,214	66,354
PolyOne Corp. (a)	20,012	128,677
Potlatch Corp.	5,560	283,449
Quanex Corp.	4,989	249,300
Quanta Services Inc. (a)	21,800	287,106
Raven Industries Inc.	2,710	78,184
RBC Bearings Inc. (a)	539	8,759
Reliance Steel & Aluminum Co.	5,724	349,851
Roanoke Electric Steel Corp.	811	19,140
Rock-Tenn Co.	6,469	88,302
Rockwood Holdings Inc. (a)	275	5,426
Royal Gold Inc.	3,421	118,811
RTI International Metals Inc. (a)	5,039	191,230
Ryerson Tull Inc.	5,256	127,826
Schnitzer Steel Industries Inc.	4,389	134,260
Schweitzer-Mauduit International Inc.	3,607	89,381
Senomyx Inc. (a)	4,004	48,528
Shaw Group Inc. (a)	15,047	437,717
Silgan Holdings Inc.	4,992	180,311
Simpson Manufacturing Co. Inc.	7,527	273,606
Spartech Corp.	6,088	133,632
Standard Register Co.	4,163	65,817
Steel Dynamics Inc.	8,378	297,503
Steel Technologies Inc.	2,058	57,603
Stepan Co.	1,373	36,920
Stillwater Mining Co. (a)	10,526	121,786
Sunterra Corp. (a)	4,420	62,852
Superior Essex Inc. (a)	2,325	46,872
Symyx Technologies Inc. (a)	6,713	183,198
Tejon Ranch Co. (a)	1,924	76,806
Terra Industries Inc. (a)	14,631	81,934
Texas Industries Inc.	4,711	234,796
The Andersons Inc.	722	31,104
Titanium Metals Corp. (a)	2,958	187,123
Tredegar Corp.	7,219	93,053
Trex Co. Inc. (a)	2,368	66,422
UAP Holding Corp.	4,962	101,324
Ultralife Batteries Inc. (a)	3,226	38,712
Universal Forest Products Inc.	3,617	199,839
URS Corp. (a)	8,281	311,448
USEC Inc.	18,311	218,816
Valence Technology Inc. (a)	23,701	36,500
Valmont Industries Inc.	3,664	122,597
Washington Group International Inc. (a)	5,544	293,666
Watsco Inc.	4,439	265,497
Wausau Paper Corp.	9,963	118,062
Wellman Inc.	7,045	47,765
Westlake Chemical Corp.	2,620	75,482
Wheeling-Pittsburgh Corp. (a)	2,010	18,130
Worthington Industries Inc.	12,539	240,874
WR Grace & Co. (a)	14,063	132,192
Xerium Technologies Inc.	1,460	12,279
Zoltek Companies Inc. (a)	1,082	9,500

		21,867,094

Oil & Gas (5.43%)
Alon USA Energy Inc. (a)	619	12,163
Alpha Natural Resources Inc. (a)	6,050	116,220
ATP Oil & Gas Corp. (a)	3,818	141,304
Atwood Oceanics Inc. (a)	2,750	214,582
Berry Petroleum Co.	3,839	219,591
Bill Barrett Corp. (a)	3,264	126,023
Bois d’Arc Energy Inc. (a)	1,358	21,538
Brigham Exploration Co. (a)	3,265	38,723
Bronco Drilling Co. Inc. (a)	176	4,050
Cabot Oil & Gas Corp.	10,180	459,118
Cal Dive International Inc. (a)	16,052	576,106
Callon Petroleum Co. (a)	3,540	62,481
CARBO Ceramics Inc.	3,864	218,393
Carrizo Oil & Gas Inc. (a)	3,781	93,428
Cheniere Energy Inc. (a)	10,418	387,758
Cimarex Energy Co. (a)	16,451	707,558
Clayton Williams Energy Inc. (a)	1,425	59,479
Comstock Resources Inc. (a)	8,139	248,321
Delta Petroleum Corp. (a)	6,151	133,907
Dril-Quip Inc. (a)	2,188	103,274
Edge Petroleum Corp. (a)	3,371	83,972
Encore Acquisition Co. (a)	10,157	325,430
Endeavour International Corp. (a)	4,339	14,319
Energy Partners Ltd. (a)	6,526	142,202
Evergreen Solar Inc. (a)	6,522	69,459
Foundation Coal Holdings Inc.	4,633	176,054
Frontier Oil Corp.	11,496	431,445
FuelCell Energy Inc. (a)	9,957	84,336
FX Energy Inc. (a)	8,362	66,729
Gasco Energy Inc. (a)	10,409	67,971
Giant Industries Inc. (a)	2,726	141,643
Global Industries Ltd. (a)	15,939	180,908
Goodrich Petroleum Corp. (a)	1,961	49,319
Grey Wolf Inc. (a)	40,399	312,284
Gulf Island Fabrication Inc.	1,700	41,327
Hanover Compressor Co. (a)	18,253	257,550
Harvest Natural Resources Inc. (a)	8,515	75,613
Holly Corp.	4,832	284,460
Hornbeck Offshore Services Inc. (a)	2,817	92,116
Houston Exploration Co. (a)	5,514	291,139

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Oil & Gas (Cont.)
Hydril (a)	3,939	$246,581
Input/Output Inc. (a)	14,134	99,362
James River Coal Co. (a)	2,660	101,612
KCS Energy Inc. (a)	11,190	271,022
Lone Star Technologies Inc. (a)	6,202	320,395
Lufkin Industries Inc.	2,820	140,633
Markwest Hydrocarbon Inc.	1,358	29,890
McMoRan Exploration Co. (a)	4,522	89,400
Meridian Resource Corp. (a)	14,742	61,916
Newpark Resources Inc. (a)	17,316	132,121
Oceaneering International Inc. (a)	5,426	270,106
Oil States International Inc. (a)	7,825	247,896
Pacific Ethanol Inc. (a)	3,446	37,286
Parallel Petroleum Corp. (a)	6,260	106,483
Parker Drilling Co. (a)	18,307	198,265
Penn Virginia Corp.	4,279	245,615
PetroHawk Energy Corp. (a)	9,412	124,427
Petroleum Development Corp. (a)	3,588	119,624
Petroquest Energy Inc. (a)	5,603	46,393
Pioneer Drilling Co. (a)	3,155	56,569
Plug Power Inc. (a)	10,099	51,808
Remington Oil & Gas Corp. (a)	4,978	181,697
RPC Inc.	7,147	188,252
SEACOR Holdings Inc. (a)	3,609	245,773
St. Mary Land & Exploration Co.	12,009	442,051
Stone Energy Corp. (a)	4,962	225,920
Superior Energy Services Inc. (a)	14,873	313,077
Swift Energy Co. (a)	6,110	275,378
Syntroleum Corp. (a)	7,549	68,167
Tetra Tech Inc. (a)	12,592	197,317
Todco (a)	9,216	350,761
Toreador Resources Corp. (a)	2,859	60,239
TransMontaigne Inc. (a)	7,032	46,411
Tri-Valley Corp. (a)	4,585	35,671
Universal Compression Holdings Inc. (a)	3,936	161,848
Veritas DGC Inc. (a)	7,216	256,096
W&T Offshore Inc.	2,288	67,267
W-H Energy Services Inc. (a)	5,801	191,897
Warren Resources Inc. (a)	3,300	52,206
Whiting Petroleum Corp. (a)	6,308	252,320

		13,742,045

Technology (13.86%)
3Com Corp. (a)	68,757	247,525
3D Systems Corp. (a)	2,089	37,602
Actel Corp. (a)	6,191	78,811
Acxiom Corp.	17,296	397,808
Adaptec Inc. (a)	24,212	140,914
Adtran Inc.	12,338	366,932
Advanced Digital Information Corp. (a)	14,724	144,148
Aeroflex Inc. (a)	14,642	157,402
Agile Software Corp. (a)	11,074	66,223
Agilysys Inc.	6,388	116,389
Airspan Networks Inc. (a)	5,122	29,144
Altiris Inc. (a)	4,945	83,521
American Reprographics Co. (a)	1,381	35,091
American Science & Engineering Inc. (a)	1,628	101,538
AMICAS Inc. (a)	4,967	24,636
AMIS Holdings Inc. (a)	7,485	79,715
Amkor Technology Inc. (a)	18,833	105,465
Anaren Inc. (a)	5,020	78,463
Anixter International Inc. (a)	5,381	210,505
Ansoft Corp. (a)	1,347	45,865
Ansys Inc. (a)	6,835	291,786
Anteon International Corp. (a)	5,586	303,599
Applied Digital Solutions Inc. (a)	25,066	71,939
Applied Micro Circuits Corp. (a)	45,277	116,362
Arbinet-thexchange Inc. (a)	536	3,757
Ariba Inc. (a)	14,630	107,530
AsiaInfo Holdings Inc. (a)	7,157	28,485
Aspen Technology Inc. (a)	9,344	73,350
Atheros Communications (a)	5,664	73,632
Atmel Corp. (a)	67,147	207,484
Audible Inc. (a)	4,806	61,709
Avocent Corp. (a)	10,215	277,746
BearingPoint Inc. (a)	34,809	273,599
Bel Fuse Inc.	2,350	74,730
Bell Microproducts Inc. (a)	4,034	30,860
Benchmark Electronics Inc. (a)	7,936	266,888
Black Box Corp.	3,630	171,989
Blackbaud Inc.	928	15,850
Blackboard Inc. (a)	3,592	104,096
Blue Coat Systems Inc. (a)	2,429	111,054
Borland Software Corp. (a)	17,494	114,236
Bottomline Technologies Inc. (a)	2,095	23,087
Broadwing Corp. (a)	11,136	67,373
Brocade Communications Systems Inc. (a)	58,390	237,647
Catapult Communications Corp. (a)	1,590	23,516
Checkpoint Systems Inc. (a)	8,406	207,208
Ciber Inc. (a)	11,916	78,646
Ciena Corp. (a)	99,807	296,427
Cirrus Logic Inc. (a)	18,121	121,048
Click Commerce Inc. (a)	1,578	33,170
Coherent Inc. (a)	6,529	193,781
CommScope Inc. (a)	11,230	226,060
COMSYS IT Partners Inc. (a)	1,554	17,172
Comtech Telecommunications Corp. (a)	4,655	142,164
Concur Technologies Inc. (a)	5,656	72,906
Conexant Systems Inc. (a)	100,366	226,827
Covansys Corp. (a)	5,602	76,243
CSG Systems International Inc. (a)	10,931	243,980
Cubic Corp.	3,573	71,317
Cyberguard Corp. (a)	3,070	27,108
Cypress Semiconductor Corp. (a)	26,363	375,673

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Technology (Cont.)
Daktronics Inc.	3,480	$102,904
Dendrite International Inc. (a)	8,069	116,274
Digi International Inc. (a)	4,320	45,317
Digital Insight Corp. (a)	7,663	245,369
Digital River Inc. (a)	7,260	215,912
Digitas Inc. (a)	16,881	211,350
Diodes Inc. (a)	2,988	92,777
Ditech Communications Corp. (a)	6,645	55,486
Dot Hill Systems Corp. (a)	9,334	64,685
DRS Technologies Inc.	5,228	268,824
DSP Group Inc. (a)	6,214	155,723
Echelon Corp. (a)	6,800	53,244
eCollege.com Inc. (a)	3,810	68,694
EDO Corp.	3,549	96,036
Electronics for Imaging Inc. (a)	11,601	308,703
Emageon Inc. (a)	2,044	32,500
Emulex Corp. (a)	17,312	342,605
Endwave Corp. (a)	1,358	15,997
Entrust Inc. (a)	13,243	64,096
Epicor Software Corp. (a)	10,426	147,319
EPIQ Systems Inc. (a)	2,947	54,637
Equinix Inc. (a)	3,075	125,337
eSpeed Inc. (a)	5,972	46,044
Essex Corp. (a)	3,488	59,470
Exar Corp. (a)	9,648	120,793
Excel Technology Inc. (a)	2,261	53,767
Extreme Networks Inc. (a)	23,871	113,387
Fairchild Semiconductor International Inc. (a)	23,901	404,166
FalconStor Software Inc. (a)	7,660	56,607
Fargo Electronics Inc. (a)	2,175	41,869
FileNet Corp. (a)	8,575	221,664
Finisar Corp. (a)	46,968	97,693
Formfactor Inc. (a)	7,056	172,378
Foundry Networks Inc. (a)	24,107	332,918
Gartner Inc. (a)	13,623	175,737
Gateway Inc. (a)	49,425	124,057
Genesis Microchip Inc. (a)	7,324	132,491
Glenayre Technologies Inc. (a)	7,551	24,541
Harmonic Inc. (a)	16,117	78,167
Herley Industries Inc. (a)	2,500	41,275
Hutchinson Technology Inc. (a)	5,357	152,407
Hypercom Corp. (a)	10,454	66,801
Identix Inc.	19,280	96,593
iGate Corp. (a)	4,500	21,870
II-VI Inc. (a)	5,190	92,745
Imation Corp.	6,231	287,062
Infocrossing Inc. (a)	4,006	34,492
Informatica Corp. (a)	19,047	228,564
Innovative Solutions & Support Inc. (a)	2,682	34,276
InPhonic Inc. (a)	2,773	24,097
Integral Systems Inc.	650	12,259
Integrated Device Technology Inc. (a)	40,704	536,479
Integrated Silicon Solution Inc. (a)	8,201	52,814
Inter-Tel Inc.	4,842	94,758
Intergraph Corp. (a)	5,508	274,354
Intermagnetics General Corp. (a)	6,373	203,299
International DisplayWorks Inc. (a)	5,150	30,591
Internet Capital Group Inc. (a)	10,730	88,201
Internet Security Systems Inc. (a)	8,352	174,974
Intervideo Inc. (a)	1,686	17,787
InterVoice Inc. (a)	8,226	65,479
Interwoven Inc. (a)	9,466	80,177
Ionatron Inc. (a)	3,556	35,951
Ixia (a)	7,411	109,535
IXYS Corp. (a)	5,453	63,746
j2 Global Communications Inc. (a)	4,662	199,254
Jack Henry & Associates Inc.	13,160	251,093
JAMDAT Mobile Inc. (a)	2,126	56,509
JDA Software Group Inc. (a)	6,519	110,888
Jupitermedia Corp. (a)	3,630	53,651
Kanbay International Inc. (a)	4,505	71,584
Keane Inc. (a)	10,923	120,262
Kemet Corp. (a)	19,185	135,638
Keynote Systems Inc. (a)	5,280	67,848
Komag Inc. (a)	6,237	216,174
Kopin Corp. (a)	14,780	79,073
Kronos Inc. (a)	6,774	283,560
LaBarge Inc. (a)	1,285	18,465
Lattice Semiconductor Corp. (a)	26,509	114,519
Lawson Software Inc. (a)	11,540	84,819
Leadis Technology Inc. (a)	3,252	16,748
LeCroy Corp. (a)	1,839	28,118
Lexar Media Inc. (a)	15,729	129,135
Lionbridge Technologies Inc. (a)	9,822	68,950
Macrovision Corp. (a)	10,561	176,686
Magma Design Automation Inc. (a)	6,186	52,024
Manhattan Associates Inc. (a)	6,403	131,133
ManTech International Corp. (a)	3,812	106,202
Mapinfo Corp. (a)	4,393	55,396
MatrixOne Inc. (a)	10,050	50,150
Maxtor Corp. (a)	47,883	332,308
McDATA Corp. (a)	26,983	102,535
Mentor Graphics Corp. (a)	17,540	181,364
Mercury Computer Systems Inc. (a)	4,775	98,508
Merge Technologies Inc. (a)	3,198	80,078
Methode Electronics Inc.	7,655	76,320
Micrel Inc. (a)	14,305	165,938
Micromuse Inc. (a)	17,520	173,273
Micros Systems Inc. (a)	7,882	380,858
Microsemi Corp. (a)	12,873	356,067
MicroStrategy Inc. (a)	2,989	247,310
Microtune Inc. (a)	10,783	44,965
MIPS Technologies Inc. (a)	8,453	48,013
Mobility Electronics Inc. (a)	5,610	54,193
Monolithic Power Systems Inc. (a)	1,766	26,472

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Technology (Cont.)
Motive Inc. (a)	2,941	$9,088
MRO Software Inc. (a)	4,523	63,503
MRV Communications Inc. (a)	25,245	51,752
MTS Systems Corp.	4,421	153,143
Multi-Fineline Electronix Inc. (a)	1,363	65,656
Ness Technologies Inc. (a)	2,298	24,749
Netgear Inc. (a)	6,388	122,969
NetIQ Corp. (a)	12,539	154,104
Netlogic Microsystems Inc. (a)	2,605	70,960
NetScout Systems Inc. (a)	3,820	20,819
Newport Corp. (a)	9,538	129,145
Novatel Wireless Inc. (a)	5,192	62,875
Nuance Communications Inc. (a)	19,659	149,998
Omnivision Technologies Inc. (a)	12,302	245,548
ON Semiconductor Corp. (a)	27,697	153,164
Online Resources Corp. (a)	2,933	32,410
Open Solutions Inc. (a)	3,804	87,188
Openwave Systems Inc. (a)	14,760	257,857
Oplink Communications Inc. (a)	4,561	66,135
Opsware Inc. (a)	12,308	83,571
Optical Communication Products Inc. (a)	5,452	12,594
OSI Systems Inc. (a)	3,260	59,951
Packeteer Inc. (a)	7,597	59,029
Palm Inc. (a)	8,685	276,183
PAR Technology Corp. (a)	850	23,596
Parametric Technology Corp. (a)	59,497	362,932
Park Electrochemical Corp.	4,627	120,209
PDF Solutions Inc. (a)	3,353	54,486
Pegasystems Inc. (a)	1,660	12,135
Pericom Semiconductor Corp. (a)	4,853	38,678
Perot Systems Corp. (a)	16,874	238,598
Phoenix Technologies Ltd. (a)	2,088	13,071
Pixelworks Inc. (a)	8,909	45,258
Plexus Corp. (a)	9,724	221,124
PLX Technology Inc. (a)	4,846	41,676
PMC-Sierra Inc. (a)	33,787	260,498
Polycom Inc. (a)	18,526	283,448
PortalPlayer Inc. (a)	3,146	89,095
Power Integrations Inc. (a)	6,626	157,765
Progress Software Corp. (a)	7,348	208,536
QAD Inc.	2,688	20,536
Quantum Corp. (a)	35,709	108,912
Quest Software Inc. (a)	11,635	169,755
Rackable Systems Inc. (a)	367	10,452
Radiant Systems Inc. (a)	3,598	43,752
Radisys Corp. (a)	4,488	77,822
Rambus Inc. (a)	19,222	311,204
RealNetworks Inc. (a)	24,155	187,443
Redback Networks Inc. (a)	9,645	135,609
RF Micro Devices Inc. (a)	41,239	223,103
RightNow Technologies Inc. (a)	1,631	30,108
Rimage Corp. (a)	1,598	46,310
Rogers Corp. (a)	3,490	136,738
RSA Security Inc. (a)	15,250	171,258
S1 Corp. (a)	17,187	74,763
SafeNet Inc. (a)	5,455	175,760
Sapient Corp. (a)	18,229	103,723
Scansource Inc. (a)	2,816	153,979
SeaChange International Inc. (a)	5,729	45,259
Secure Computing Corp. (a)	8,398	102,959
Semtech Corp. (a)	13,851	252,919
Serena Software Inc. (a)	6,034	141,437
SI International Inc. (a)	2,168	66,276
Sigmatel Inc. (a)	6,900	90,390
Silicon Image Inc. (a)	17,024	154,067
Silicon Laboratories Inc. (a)	8,774	321,655
Silicon Storage Technology Inc. (a)	19,095	96,430
SiRF Technology Holdings Inc. (a)	6,981	208,034
Skyworks Solutions Inc. (a)	33,221	169,095
SonicWALL Inc. (a)	12,457	98,659
Sonus Networks Inc. (a)	47,667	177,321
SPSS Inc. (a)	3,328	102,935
Standard Microsystems Corp. (a)	4,526	129,851
Stellent Inc. (a)	4,586	45,539
Stratasys Inc. (a)	2,083	52,096
Supertex Inc. (a)	2,250	99,563
SupportSoft Inc. (a)	8,299	35,022
Sycamore Networks Inc. (a)	38,016	164,229
Sykes Enterprises Inc. (a)	5,288	70,701
Synaptics Inc. (a)	5,239	129,508
Syniverse Holdings Inc. (a)	3,334	69,681
SYNNEX Corp. (a)	1,565	23,647
Syntel Inc.	1,389	28,933
Sypris Solutions Inc.	1,100	10,978
Talx Corp.	4,433	202,632
Tekelec (a)	12,096	168,134
Telkonet Inc. (a)	5,308	22,028
Terremark Worldwide Inc. (a)	8,681	40,367
Tessera Technologies Inc. (a)	8,978	232,081
TIBCO Software Inc. (a)	40,757	304,455
Transaction Systems Architects Inc. (a)	8,146	234,523
TranSwitch Corp. (a)	9,415	17,229
Trident Microsystems Inc. (a)	10,838	195,084
Triquint Semiconductor Inc. (a)	30,310	134,880
TriZetto Group Inc. (a)	7,942	134,935
TTM Technologies Inc. (a)	9,371	88,087
Tyler Technologies Inc. (a)	9,374	82,304
Ulticom Inc. (a)	2,460	24,133
Ultimate Software Group Inc. (a)	4,267	81,372
Universal Display Corp. (a)	4,950	52,025
UTStarcom Inc. (a)	17,595	141,816
Varian Inc. (a)	6,743	268,304
VASCO Data Security International Inc. (a)	5,715	56,350
VeriFone Holdings Inc. (a)	4,212	106,564
Verint Systems Inc. (a)	2,781	95,861

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Technology (Cont.)
ViaSat Inc. (a)	5,029	$134,425
Vignette Corp. (a)	7,075	115,393
Virage Logic Corp. (a)	1,722	17,013
Vitesse Semiconductor Corp. (a)	48,173	92,492
Volterra Semiconductor Corp. (a)	3,764	56,460
WebEx Communications Inc. (a)	7,036	152,189
webMethods Inc. (a)	11,142	85,905
Websense Inc. (a)	4,978	326,756
Westell Technologies Inc. (a)	11,015	49,568
Wind River Systems Inc. (a)	15,279	225,671
Witness Systems Inc. (a)	5,281	103,877
WorldSpace Inc. (a)	564	8,184
Zhone Technologies Inc. (a)	8,644	18,325
Zoran Corp. (a)	9,600	155,616

		35,072,881

Telecommunications (1.00%)
Alaska Communications Systems Group Inc.	1,416	14,387
Centennial Communications Corp. (a)	3,662	56,834
Cincinnati Bell Inc. (a)	54,384	190,888
Commonwealth Telephone Enterprises Inc.	4,733	159,834
CT Communications Inc.	3,973	48,232
Dobson Communications Corp. (a)	21,204	159,030
FairPoint Communications Inc.	6,126	63,465
General Communication Inc. Class A (a)	9,349	96,575
GlobeTel Communications Corp. (a)	4,278	15,786
Golden Telecom Inc.	4,180	108,513
IDT Corp. Class B (a)	10,343	121,013
Intrado Inc. (a)	4,152	95,579
Iowa Telecommunications Service Inc.	4,782	74,073
Level 3 Communications Inc. (a)	119,379	342,618
North Pittsburgh Systems Inc.	3,186	60,120
Premiere Global Services Inc. (a)	13,363	108,641
Price Communications Corp. (a)	10,310	153,310
RCN Corp. (a)	4,567	107,096
Shenandoah Telecommunications Co.	1,600	63,744
SureWest Communications	3,514	92,664
Talk America Holdings Inc. (a)	6,624	57,165
Time Warner Telecom Inc. (a)	11,781	116,043
USA Mobility Inc. (a)	5,606	155,398
Valor Communications Group Inc.	5,703	65,014

		2,526,022

Utilities & Energy (2.66%)
Allete Inc.	4,879	214,676
American States Water Co.	3,874	119,319
Aquila Inc. (a)	68,566	246,838
Atlas America Inc. (a)	2,484	149,587
Avista Corp.	11,156	197,573
Black Hills Corp.	6,753	233,721
California Water Service Group	4,151	158,693
Cascade Natural Gas Corp.	2,786	54,355
Central Vermont Public Service Corp.	3,400	61,234
CH Energy Group Inc.	3,726	171,023
Cleco Corp.	11,167	232,832
Connecticut Water Services Inc.	1,625	39,829
Consolidated Communications Holdings Inc.	1,695	22,018
Crosstex Energy Inc.	1,401	88,347
Duquesne Light Holdings Inc.	16,562	270,292
El Paso Electric Co. (a)	10,936	230,093
Empire District Electric Co.	6,968	141,659
EnergySouth Inc.	1,800	48,204
Idacorp Inc.	8,550	250,515
ITC Holdings Corp.	482	13,539
KFX Inc. (a)	11,531	197,295
Laclede Group Inc.	4,929	143,976
MGE Energy Inc.	3,692	125,196
Middlesex Water Co.	2,736	47,442
Neustar Inc. Class A (a)	3,194	97,385
New Jersey Resources Corp.	4,914	205,847
Nicor Inc.	6,739	264,910
Northwest Natural Gas Co.	5,152	176,095
NorthWestern Corp.	6,253	194,281
Ormat Technologies Inc.	747	19,527
Otter Tail Corp.	6,139	177,908
Peoples Energy Corp.	6,294	220,731
Pike Electric Corp. (a)	1,239	20,097
Sierra Pacific Resources (a)	26,025	339,366
SJW Corp.	1,941	88,316
South Jersey Industries Inc.	7,100	206,894
Southwest Gas Corp.	7,714	203,650
Southwest Water Co.	3,084	44,132
Tetra Technologies Inc. (a)	7,585	231,494
Ubiquitel Inc. (a)	14,748	145,858
UIL Holdings Corp.	3,270	150,387
Unisource Energy Corp.	7,134	222,581
WGL Holdings Inc.	8,453	254,097

		6,721,812

Total Common Stocks (cost $203,353,297)		243,541,444

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Principal amount	Value
Short-term Investments (3.76%)
U.S. Treasury Bills,
3.920%, 03/02/2006 (b)	$9,568,000	$9,508,401

Total Short-term Investments (cost $9,506,185)		9,508,401

TOTAL INVESTMENTS (99.99%) (cost $212,859,482)		253,049,845

OTHER ASSETS, NET OF LIABILITIES (0.01%)		22,980

NET ASSETS (100.00%)		$253,072,825

(a)	Non-income producing security.

(b)	At December 31, 2005, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2005

	Shares	Value
Common Stocks (99.22%)

Australia (5.16%)
Alinta Ltd.	6,531	$53,385
Alumina Ltd.	33,907	184,441
Amcor Ltd.	25,724	140,871
AMP Ltd.	52,913	298,299
Ansell Ltd.	5,217	42,262
APN News & Media Ltd.	7,974	28,060
Aristocrat Leisure Ltd.	8,867	80,085
Australia & New Zealand Banking Group Ltd.	51,776	909,070
Australian Gas & Light Co.	12,931	162,956
Australian Stock Exchange	2,887	68,785
Axa Asia Pacific Holdings	22,409	83,454
Babcock & Brown Ltd.	3,772	47,424
BHP Billiton Ltd.	101,676	1,695,755
Billabong International Ltd.	3,204	34,105
Bluescope Steel	21,227	108,464
Boral Ltd.	17,910	106,352
Brambles Industries Ltd.	27,608	204,823
Caltex Australian Ltd.	3,559	50,564
Centro Properties Group	22,727	105,465
CFS Gandel Retail Trust	35,700	52,343
Challenger Financial Service	10,032	29,786
Coca-Cola Amatil Ltd.	14,114	79,775
Cochlear Ltd.	1,423	47,706
Coles Myer Ltd.	33,231	248,732
Commonwealth Bank of Australia	36,132	1,132,378
Commonwealth Property Office	35,774	33,438
Computershare Ltd.	10,709	53,307
CSL Ltd.	5,621	175,132
CSR Ltd.	27,982	71,387
DB Reef Trust	71,145	72,497
DCA Group Ltd.	9,310	27,164
Downer Edi Ltd.	7,006	36,877
Foster’s Group Ltd.	59,741	244,382
Futuris Corp. Ltd.	14,491	20,609
GPT Group	60,845	182,882
Harvey Norman Holdings Ltd.	13,901	29,757
Iluka Resources Ltd.	6,645	38,192
ING Industrial Fund	20,392	33,337
Insurance Australia Group Ltd.	45,834	182,117
Investa Property Group	40,599	59,080
James Hardie Industries Ltd.	14,248	94,007
John Fairfax Holdings Ltd.	26,931	79,170
Leighton Holdings Ltd.	4,775	62,590
Lend Lease Corp. Ltd.	10,206	108,340
Lion Nathan Ltd.	7,514	42,085
Macquarie Airports	17,111	39,765
Macquarie Bank Ltd.	6,368	318,150
Macquarie Communications Infrastructure Group	7,433	30,951
Macquarie Goodman Group	31,994	112,114
Macquarie Infrastructure Grp.	61,291	159,959
Mayne Pharma Ltd. (a)	18,392	34,247
Mirvac Group	24,096	72,779
Multiplex Group	15,599	36,022
National Australia Bank Ltd.	44,126	1,048,100
Newcrest Mining Ltd.	9,618	171,338
Onesteel Ltd.	14,975	36,777
Orica Ltd.	9,036	135,136
Origin Energy Ltd.	21,858	120,341
Pacific Brands Ltd.	15,740	30,694
Paperlinx Ltd.	12,720	35,808
Patrick Corp. Ltd.	17,548	95,197
Perpetual Trustees Australia	1,149	57,279
Publishing & Broadcasting	3,610	43,614
Qantas Airways Ltd.	25,282	74,878
QBE Insurance Group Ltd.	21,511	309,086
Rinker Group Ltd.	27,902	336,484
Rio Tinto Ltd.	8,044	406,897
Santos Ltd.	17,611	158,155
SFE Corp. Ltd.	3,383	34,324
Sonic Healthcare Ltd.	6,818	73,975
Stockland	36,676	174,767
Suncorp-Metway Ltd.	15,327	225,286
Symbion Health Ltd.	18,392	47,596
Tabcorp Holding Ltd.	15,578	177,813
Telstra Corp. Ltd.	61,063	175,928
Toll Holdings Ltd.	6,534	71,372
Transurban Group	22,782	110,230
Unitab Ltd.	2,943	29,321
Wesfarmers Ltd.	10,678	289,403
Westfield Group	41,649	554,477
Westpac Banking Corp.	51,627	861,036
Woodside Petroleum Ltd.	13,254	380,790
Woolworths Ltd.	31,904	394,102

		15,105,881

Austria (0.41%)
Andritz AG	285	31,329
Boehler-Uddeholm	249	42,126
Erste Bank Der Oester Spark	3,665	204,150
Flughafen Wien AG	288	20,625
Immofinaz Immobillien Anlagen AG (a)	8,821	84,694
Mayr-Melnhof Karton AG	179	25,006
Meinl European Land Ltd. (a)	1,701	30,026
Oest Elektrizatswirts AG Class A	218	77,763
OMV AG	5,060	296,531
RHI AG (a)	568	15,332
Telekom Austria AG	10,038	225,796
VoestAlpine AG	763	76,917
Wienerberger AG	1,780	71,228

		1,201,523

Belgium (1.15%)
Agfa Gevaert NV	2,844	51,886

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Belgium (Cont.)
Barco NV	307	$23,080
Bekaert NV	405	37,855
Belgacom SA	4,716	153,819
Cofinimmo	134	21,210
Colruyt SA	497	68,607
Compagnie Maritime Belge SA	530	17,475
D'Ieteren NV	84	23,122
Delhaize Group	1,993	130,245
Dexia	16,262	375,040
Euronav SA	636	18,455
Fortis	33,200	1,059,283
Groupe Bruxelles Lambert SA	2,000	196,172
InBev NV	5,187	225,800
KBC Groupe	5,154	479,908
Mobistar SA	836	66,313
Omega Pharma SA	599	31,210
Solvay SA	1,855	204,460
UCB SA	2,455	115,329
Umicore	655	77,235

		3,376,504

Denmark (0.80%)
A P Moller-Maersk A/S	35	362,107
Bang & Olufsen Class B	395	40,616
Carlsberg A/S Class B	899	48,217
Coloplast Class B	708	43,927
Dampskibsselskabet Torm A/S	450	21,779
Danisco A/S	1,515	115,993
Danske Bank	12,440	438,223
DSV De Sammenslut Vogn Class B	580	71,603
FLSmidth & Co. A/S	578	17,059
GN Store Nord	6,110	79,986
H. Lundbeck AS	1,542	31,931
NKT Holding A/S	538	24,672
Novo Nordisk A/S	6,860	385,889
Novozymes AS Class B	1,549	84,799
Ostasiatiske Kompagni	700	65,979
TDC A/S	5,460	327,063
Topdanmark A/S (a)	648	56,245
Vestas Wind Systems A/S (a)	4,621	75,892
William DeMant Holding (a)	774	42,802

		2,334,782

Finland (1.42%)
Amer Group	2,082	38,773
Cargotec Corp. (a)	1,028	35,647
Elisa Corp. Class A	4,113	76,206
Fortum OYJ	10,615	199,063
KCI Konecranes OYJ	347	17,098
Kesko OYJ	1,987	56,340
Kone Corp. OYJ Class B (a)	2,056	81,615
Metso OYJ	3,363	92,051
Neste Oil OYJ (a)	3,731	105,481
Nokia OYJ	126,105	2,306,619
Nokian Renkaat OYJ	2,750	34,674
Orion-Yhtyma Class B	2,045	37,866
Outokumpo OYJ	2,996	44,514
Rautaruukki OYJ	2,051	49,899
Sampo Insurance Co.	11,201	195,200
Stora Enso OYJ R Shares	17,926	242,786
Tietoenator Corp. OYJ	2,312	84,442
UPM-Kymmene OYJ	14,893	291,983
Uponor OYJ	1,644	35,034
Wartsila OYJ Class B	1,724	51,026
YIT-Yhtyma OYJ	1,519	64,974

		4,141,291

France (9.29%)
Accor SA	5,735	315,448
Air France	3,523	75,451
Air Liquide	3,124	601,007
Alcatel SA (a)	35,155	435,761
Alstom (a)	3,161	181,951
Arcelor	14,287	354,356
Atos Origin (a)	1,589	104,690
Autoroutes Du Sud De La France	1,684	99,684
AXA Co.	42,679	1,377,384
BIC SA	856	50,924
BNP Paribas	22,709	1,837,602
Bouygues	5,791	283,151
Business Objects SA (a)	1,980	80,146
Cap Gemini (a)	3,630	145,730
Carrefour SA	15,987	749,131
Casino Guichard Perrachon	1,079	71,855
CNP Assurances	1,017	80,188
Compagnie De Saint-Gobain	8,863	527,269
Credit Agricole SA	16,764	528,126
Dassault Systemes SA	1,552	87,626
Essilor International	2,805	226,481
Euronext	2,738	142,627
European Aeronautic Defense	6,989	263,949
France Telecom SA	47,666	1,184,503
Gecina SA	265	30,432
Groupe Danone	6,812	711,712
Hermes International SCA	538	134,585
Imerys SA	948	68,575
Klepierre	660	61,963
L’Oreal	8,688	645,943
Lafarge SA	4,852	436,565
Lagardere SCA	3,419	263,104
LVMH Moet Hennessy Louis Vuitton SA	7,041	625,605
Michelin Class B	4,088	229,793
Neopost SA	836	83,831
Pagesjuanes	3,355	87,344

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

France (Cont.)
Pernod-Ricard	1,941	$338,718
Peugeot SA	4,506	259,798
PPR SA	1,952	219,889
Publicis Groupe SA	3,766	131,082
Renault SA	5,351	436,485
Safran SA	4,878	116,656
Sanofi-Aventis	30,157	2,642,013
Schneider Electric SA	6,491	579,042
SCOR SA	18,976	40,888
Societe des Autoroutes du Nord et de
I’Est de la France (a)	465	31,489
Societe des Autoroutes Paris	981	70,149
Societe Generale Class A	9,942	1,222,938
Societe Television Francaise 1	3,413	94,713
Sodexho Alliance	2,848	117,337
STMicroelectronics NV	18,089	324,874
Suez SA	29,010	903,272
Suez-Lyonnaise Strips (a)	3,108	37
Technip-Coflexip SA	2,518	151,438
Thales SA	2,198	99,665
Thomson SA	7,396	154,983
Total SA	15,900	3,994,455
Unibail	1,216	161,814
Valeo	1,942	72,216
Veolia Environnement	9,419	426,420
Vinci SA	4,507	387,649
Vivendi Universal SA	30,495	955,286
Zodiac SA	1,102	70,778

		27,188,576

Germany (6.51%)
Adidas-Salomon AG	1,303	246,819
Allianz AG	10,636	1,611,015
Altana AG	1,971	107,339
BASF AG	15,367	1,177,268
Bayer AG	18,583	776,395
Beiersdorf AG	461	56,761
Celesio AG	1,090	93,764
Commerzbank AG	16,013	493,282
Continental AG	3,712	329,510
DaimlerChrysler AG	25,924	1,324,028
Depfa Bank PLC	9,853	145,695
Deutsche Bank AG	13,891	1,346,891
Deutsche Boerse AG	3,016	309,075
Deutsche Lufthansa	6,549	96,995
Deutsche Post AG	19,292	467,755
Deutsche Telekom AG	77,305	1,288,621
Douglas Holding AG	1,264	48,635
E.On AG	17,745	1,835,916
Epcos AG (a)	1,433	18,764
Fresenius Medical Care	1,112	117,168
Heidelberger Druckmaschinen	1,280	48,977
Hochtief AG	1,855	83,080
Hypo Real Estate Holding	3,803	198,014
Infineon Technologies AG (a)	17,716	162,129
IVG Immobilien AG	2,160	45,288
Karstadtquelle AG (a)	1,592	24,182
Linde AG	2,393	186,331
MAN AG	4,023	214,708
Merck KGaA	1,303	107,906
Metro AG	4,208	203,259
MLP AG	1,705	35,365
Muenchener Rueckvers AG	4,895	662,854
Premiere AG (a)	1,080	18,923
Puma AG	470	137,161
Qiagen NV (a)	4,066	47,849
RWE AG	11,874	879,305
SAP AG	6,277	1,138,184
Schering AG	4,655	311,926
Siemens AG	22,852	1,958,745
Suedzucker AG	1,682	39,488
ThyssenKrupp AG	10,043	209,500
TUI AG (a)	6,201	127,006
Volkswagen AG	5,008	264,491
Wincor Nixdorf AG	523	55,336

		19,051,703

Greece (0.60%)
Alpha Bank AE	8,064	235,810
Bank of Piraeus	4,578	98,100
Coca-Cola Hellenic Bottling	2,970	87,483
Cosmote Mobile Telecommunication	3,740	83,154
Duty Free Shops	860	15,170
EFG Eurobank Ergasias	5,610	177,466
Emporiki Bank of Greece (a)	2,440	82,906
Folli-Follie SA	400	10,655
Germanos SA	1,340	22,686
Greek Org of Football Prognostics SA	5,840	201,197
Hellenic Exchanges SA	1,570	16,654
Hellenic Petroleum SA	3,019	42,461
Hellenic Technodomiki Tev SA	3,096	20,013
Hellenic Telecommunications Org. (a)	6,919	147,445
Hyatt Regency SA	925	11,696
Intracom SA	2,430	16,111
National Bank of Greece	7,508	319,994
Public Power Corp.	3,059	66,854
Technical Olympic SA	2,490	13,855
Titan Cement Co. SA	1,870	76,379
Viohalco	2,850	22,944

		1,769,033

Hong Kong (1.63%)
ASM Pacific Technology	6,000	33,855
Bank of East Asia Ltd.	37,405	113,127

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Hong Kong (Cont.)
BOC Hong Kong Holdings Ltd.	105,000	$201,776
Cathay Pacific Airways Ltd.	30,000	52,427
Cheung Kong Holdings Ltd.	43,000	441,166
Cheung Kong Infrastructure	12,000	37,763
CLP Holdings Ltd.	51,283	297,632
Espirit Holdings Ltd.	26,500	188,318
Giordano International Ltd.	44,000	24,685
Hang Lung Properties Ltd.	52,000	81,149
Hang Seng Bank Ltd.	21,774	284,193
Henderson Land Development Co. Ltd.	21,000	98,857
Hong Kong & China Gas Co. Ltd.	106,534	227,395
Hong Kong Electric	40,000	198,100
Hong Kong Exchange & Clearing	30,000	124,393
Hopewell Holdings	16,000	40,136
Hutchison Telecommunications International Ltd. (a)	38,000	54,890
Hutchison Whampoa Ltd.	61,210	582,998
Hysan Development Co.	17,000	42,096
Johnson Electric Holdings	44,716	42,388
Kerry Properties Ltd.	16,000	42,406
Kingboard Chemicals Holdings Co. Ltd.	16,000	43,334
Li & Fung Ltd.	46,000	88,694
Link (a)	55,000	104,273
MTR Corp.	36,000	70,805
New World Development	64,800	89,006
Orient Overseas International Ltd.	6,600	22,387
PCCW Ltd.	106,000	65,279
SCMP Group Ltd.	36,000	13,349
Shangri-La Asia Ltd.	32,271	53,898
Sino Land Co.	42,000	50,918
SmarTone Telecommunications Holdings Ltd.	5,000	5,836
Solomon Systech International Ltd.	46,000	19,133
Sun Hung Kai Properties Ltd.	38,000	370,019
Swire Pacific Ltd. Class A	27,000	242,363
Techtronic Industries	27,500	65,437
Television Broadcasts Ltd.	8,000	42,509
Texwinca Holdings Ltd.	18,000	13,000
Wharf Holdings Ltd.	35,114	124,087
Wing Hang Bank Ltd.	4,000	28,786
Yue Yuen Industrial Holdings	13,500	37,695

		4,760,558

Ireland (0.77%)
Allied Irish Bank PLC	24,660	526,969
Bank of Ireland	27,794	437,970
C&C Group PLC	4,911	31,396
CRH PLC	15,048	442,711
DCC PLC	2,156	46,200
Eircom Group PLC	22,787	53,416
Elan Corp. PLC (a)	11,115	150,013
Fyffes PLC	8,271	22,522
Grafton Group PLC (a)	6,064	66,048
Greencore Group PLC	2,794	11,114
Iaws Group PLC	2,390	34,379
Independent News & Media PLC	16,318	49,070
Irish Life & Permanent PLC	7,589	155,074
Kerry Group PLC Class A	3,805	84,284
Kingspan Group PLC	3,636	45,845
Paddy Power PLC	863	12,363
Ryanair Holdings PLC (a)	9,352	91,896

		2,261,270

Italy (3.79%)
Alleanza Assicurazioni	12,056	149,011
Arnoldo Mondadori Editore	3,562	33,125
Assicurazione Generali Itl	27,150	948,858
Autogrill SpA	3,779	51,764
Autostrade SpA	8,046	192,990
Banca Antonveneta SpA	2,460	76,567
Banca Fideuram SpA	9,185	49,912
Banca Intesa	26,794	132,437
Banca Intesa SpA	93,324	494,426
Banca Monte Dei Paschi Siena SpA	32,096	149,999
Banca Nazionale del Lavoro SpA (a)	39,445	130,057
Banca Popolare Di Verona SpA	10,569	213,841
Banche Popolari Unite SCRL	9,845	215,860
Banco Popolare di Milano SCRL	11,081	121,414
Benetton Group	1,758	20,022
Bulgari SpA	3,409	38,059
Capitalia SpA	40,327	233,464
Enel SpA	120,166	943,925
ENI SpA	74,165	2,057,246
Fiat SpA (a)	15,210	132,532
Fineco SpA	5,048	48,587
Finmeccanica SpA	8,476	164,068
Gruppo Editoriale L’Espresso	5,499	29,003
Italcementi SpA	2,020	37,714
Lottomatica SpA (a)	724	26,169
Luxottica Group SpA	3,880	98,439
Mediaset SpA	23,518	249,194
Mediobanca SpA	13,878	265,019
Mediolanum SpA	7,055	46,523
Pirelli & Co. SpA	76,738	70,500
SanPaolo IMI SpA	31,335	490,058
Seat Pagine Gaille (a)	118,660	55,420
Snam Rete Gas	26,949	110,790
Telecom Italia Media SpA (a)	38,241	20,237
Telecom Italia RNC SpA	166,220	412,271
Telecom Italia SpA	303,681	884,439
Terna SpA	34,180	84,371
Tiscali SpA (a)	4,618	14,625
UniCredito Italiano SpA	230,101	1,585,464

		11,078,400

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Japan (25.42%)
77 Bank Ltd.	10,000	$75,974
Acom Co. Ltd.	2,080	133,687
Aderans Co. Ltd.	900	27,015
Advantest Corp.	2,090	210,710
Aeon Co. Ltd.	18,100	460,423
Aeon Credit Service Co. Ltd.	800	75,703
Aiful Corp.	1,800	150,337
Aisin Seiki Co. Ltd.	5,200	190,919
Ajinomoto Co. Inc.	17,000	173,986
Alfresa Holdings Corp.	600	28,083
All Nippon Airways Co. Ltd.	13,000	52,911
Alps Electric Co. Ltd.	5,000	69,657
Amada Co. Ltd.	10,000	88,184
Amano Corp.	2,000	38,157
Anritsu Corp.	2,000	11,379
Aoyama Trading Co. Ltd.	1,600	54,132
Ariake Japan Co. Ltd.	440	10,838
Asahi Breweries Ltd.	11,100	135,438
Asahi Glass Co. Ltd.	28,000	361,589
Asahi Kasei Corp.	35,000	236,825
Asatsu DK Inc.	800	25,438
Astellas Pharma Inc.	15,451	602,659
Autobacs Seven Co. Ltd.	600	31,492
Bank of Fukuoka Ltd.	15,000	128,333
Bank of Kyoto	6,000	72,498
Bank of Yokohama Ltd.	36,000	294,569
Benesse Corp.	1,900	66,537
Bridgestone Corp.	19,000	395,514
Canon Inc.	21,500	1,257,896
Canon Sales Co. Inc.	2,000	42,735
Casio Computer Co. Ltd.	5,500	92,059
Central Glass Co. Ltd.	6,000	33,222
Central Japan Railway Co.	44	421,588
Chiba Bank Ltd.	20,000	167,720
Chiyoda Corp.	4,000	91,915
Chubu Electric Power Co. Inc.	17,100	407,436
Chugai Pharmaceutical Co. Ltd.	7,500	160,894
Circle K Sunkus Co. Ltd.	1,100	27,982
Citizen Watch Co. Ltd.	8,000	66,477
Coca-Cola West Japan Co. Ltd.	1,200	28,032
Comsys Holdings Corp.	3,000	42,913
Credit Saison Co. Ltd.	4,400	219,748
CSK Corp.	1,900	94,891
Dai Nippon Printing Co. Ltd.	19,000	338,322
Daicel Chemical Industries	7,000	50,333
Daido Steel Co. Ltd.	10,000	95,561
Daiichi Sanyko Co. Ltd. (a)	18,813	362,908
Daikin Industries Ltd.	6,400	187,222
Dainippon Ink & Chemical Inc.	18,000	77,992
Dainippon Screen Manufacturing Co. Ltd.	5,000	41,845
Daito Trust Construction Co. Ltd.	2,600	134,481
Daiwa House Industry Co. Ltd.	14,000	218,900
Daiwa Securities Group Inc.	36,000	408,123
Denki Kagaku Kogyo KK	14,000	61,848
Denso Corp.	15,200	524,560
Dentsu Inc.	49	159,545
Dowa Mining Co. Ltd.	8,000	86,692
E*Trade Securities Co. Ltd.	11	84,971
eAccess Ltd.	34	24,073
East Japan Railway Co.	100	687,667
Ebara Corp.	9,000	48,612
Eisai Co. Ltd.	7,200	302,200
Electric Power Development	3,900	133,930
Elpida Memory Inc. (a)	1,000	29,847
Familymart Co. Ltd.	1,900	64,281
Fanuc Ltd.	5,000	424,386
Fast Retailing	1,500	146,649
Fuji Electric Holdings Co. Ltd.	15,000	79,493
Fuji Photo Film Co. Ltd.	13,900	459,660
Fuji Soft ABC Inc.	800	26,794
Fuji Television Network Inc.	20	50,367
Fujikura Ltd.	9,000	72,955
Fujitsu Ltd.	50,000	380,718
Furukawa Electric Co. Ltd. (a)	16,000	125,086
Glory Ltd.	1,600	27,093
Goodwill Group Inc.	12	24,420
Gunma Bank Ltd.	11,000	81,333
Gunze Ltd.	5,000	33,239
Hakuhodo DY Holdings Inc.	600	42,278
Hankyu Department Stores	3,000	26,201
Hikari Tsushin Inc.	600	56,472
Hino Motors Ltd.	6,000	38,004
Hirose Electric Co. Ltd.	900	120,041
Hitachi Cable Ltd.	4,000	18,790
Hitachi Capital Corp.	1,400	27,897
Hitachi Chemical Co. Ltd.	3,100	82,011
Hitachi Construction Machine	3,000	69,954
Hitachi Ltd.	92,000	620,172
Hitachi Sofware Engineering	800	16,755
Hokkaido Electric Power	5,300	107,856
Hokuhoku Financial Group Inc.	31,000	144,834
Honda Motor Co. Ltd.	22,400	1,278,263
House Foods Corp.	2,200	33,391
Hoya Corp.	12,400	445,805
Ibiden Co. Ltd.	3,800	203,638
Index Corp.	24	43,549
Inpex Corp.	11	97,935
Isetan Co. Ltd.	5,000	106,627
Ishihara Sangyo Kaisha Ltd.	8,000	14,245
Ishikawajima-Harima Heavy Industries Co. Ltd. (a)	35,000	110,697
Ito En Ltd.	800	47,891
Itochu Corp.	43,000	358,774
Itochu Techno-Science Corp.	900	43,117
JAFCO Co. Ltd.	800	71,429

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Japan (Cont.)
Japan Airlines Corp.	18,000	$48,993
Japan Prime Investment Corp.	11	30,873
Japan Real Estate Investment	8	65,935
Japan Retail Fund Investment	7	54,369
Japan Tobacco Inc.	26	379,192
JFE Holdings Inc.	15,500	520,456
JGC Corp.	6,000	114,215
Joyo Bank Ltd.	21,000	125,001
JS Group Corp.	7,000	140,077
JSR Corp.	5,000	131,428
Kajima Corp.	25,000	143,723
Kaken Pharmaceutical Co. Ltd.	2,000	15,585
Kamigumi Co. Ltd.	7,000	62,144
Kaneka Corp.	8,000	96,663
Kansai Electric Power	21,700	466,439
Kansai Paint Co. Ltd.	7,000	60,008
Kao Corp.	15,000	401,916
Katokichi Co. Ltd.	2,700	18,384
Kawasaki Heavy Industries Ltd.	37,000	134,905
Kawasaki Kisen Kaisha Ltd.	14,000	87,845
KDDI Corp.	71	409,378
Keihin Electric Express Railway	12,000	94,628
Keio Electric Railway Co. Ltd.	15,000	89,668
Keisei Electric Co.	6,000	40,955
Keyence Corp.	880	250,341
Kikkoman Corp.	4,000	38,835
Kinden Corp.	4,000	36,122
Kintetsu Corp.	45,000	180,099
Kirin Brewery Co. Ltd.	22,000	256,497
Kobe Steel Ltd.	75,000	242,930
Kokuyo Co. Ltd.	2,100	31,126
Komatsu Ltd.	27,000	446,661
Komori Corp.	2,000	36,800
Konami Corp.	2,600	57,209
Konica Minolta Holdings Inc.	13,000	132,387
Kose Corp.	800	32,018
Koyo Seiko Co. Ltd.	4,000	74,448
Kubota Corp.	29,000	243,685
Kuraray Co. Ltd.	11,000	113,978
Kurita Water Industries Ltd.	3,000	57,108
Kyocera Corp.	4,600	335,439
Kyowa Hakko Kogyo Co. Ltd.	10,000	69,784
Kyushu Electric Power	11,400	247,458
Lawson Inc.	1,600	65,935
Leopalace21 Corp.	3,600	130,648
Mabuchi Motor Co. Ltd.	800	44,431
Makita Corp.	3,000	73,769
Marubeni Corp.	37,000	198,592
Marui Co. Ltd.	9,000	176,665
Matsui Securities Co. Ltd.	3,000	41,642
Matsumotokiyoshi Co. Ltd.	1,000	31,628
Matsushita Electric Industries	60,000	1,157,417
Matsushita Electric Works	9,114	85,162
Mediceo Paltac Holdings Co. Ltd.	3,600	52,107
Meiji Dairies Corp.	7,000	35,435
Meiji Seika Kaisha Ltd.	9,000	47,848
Meitec Corp.	1,000	32,391
Millea Holdings Inc.	43	740,153
Minebea Co. Ltd.	8,000	42,668
Mitsubishi Chemical Holdings Corp. (a)	33,500	211,053
Mitsubishi Corp.	33,200	734,744
Mitsubishi Electric Corp.	54,000	382,329
Mitsubishi Estate Co. Ltd.	31,000	643,999
Mitsubishi Gas Chem Co.	10,000	94,544
Mitsubishi Heavy Industries Ltd.	86,000	379,192
Mitsubishi Logistics Corp.	3,000	50,519
Mitsubishi Materials Corp.	25,000	127,825
Mitsubishi Rayon Co. Ltd.	14,000	92,593
Mitsubishi UFJ Financial Group Inc.	209	2,835,460
Mitsubishi UFJ Securities Co. Ltd.	8,000	100,394
Mitsui & Co. Ltd.	40,000	513,842
Mitsui Chemicals Inc.	17,000	114,309
Mitsui Engineering & Shipbuilding	19,000	61,865
Mitsui Fudosan Co. Ltd.	22,000	446,772
Mitsui Mining & Smelting Co.	17,000	106,813
Mitsui OSK Lines Ltd.	31,000	270,480
Mitsui Sumitomo Insurance Co.	35,000	428,244
Mitsui Trust Holding Inc.	15,000	180,099
Mitsukoshi Ltd.	10,000	65,290
Mitsumi Electric Co. Ltd.	1,600	18,098
Mizuho Financial Group Inc.	274	2,174,622
Murata Manufacturing Co. Ltd.	6,000	384,619
Namco Bandai Holdings Inc. (a)	5,100	74,553
NEC Corp.	53,000	329,860
NEC Electronics Corp.	1,000	32,815
Net One Systems Co. Ltd.	13	31,416
NGK Insulators Ltd.	8,000	118,981
NGK Spark Plug Co. Ltd.	5,000	108,110
NHK Spring Co. Ltd.	4,000	41,684
Nichii Gakkan Co.	550	13,991
Nichirei Corp.	8,000	33,374
Nidec Corp.	3,000	255,141
Nikko Cordial Corp.	22,500	356,383
Nikon Corp.	8,000	126,239
Nintendo Co. Ltd.	2,900	350,405
Nippon Building Fund Inc.	9	75,932
Nippon Electric Glass Co. Ltd.	5,000	109,170
Nippon Express Co. Ltd.	22,000	134,125
Nippon Kayaku Co. Ltd.	5,000	42,693
Nippon Light Metal Co. Ltd.	11,000	30,313
Nippon Meat Packers Inc.	5,000	52,487
Nippon Mining Holdings Inc.	22,500	160,067
Nippon Oil Corp.	37,000	287,065
Nippon Paper Group Inc.	25	100,055
Nippon Sheet Glass Co. Ltd.	10,000	43,668
Nippon Shokubai Co. Ltd.	3,000	33,959

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Japan (Cont.)
Nippon Steel Corp.	177,000	$630,347
Nippon Telegraph & Telephone Corp.	150	681,731
Nippon Yusen Kabushiki Kaish	30,000	205,537
Nishi-Nippon City Bank Ltd.	13,000	77,602
Nishimatsu Construction Co.	7,000	28,728
Nissan Chemical Industries	4,000	56,913
Nissan Motor Co. Ltd.	64,200	650,519
Nisshin Seifun Group Inc.	5,500	58,108
Nisshin Steel Co. Ltd.	26,000	83,995
Nisshinbo Industries Inc.	5,000	54,649
Nissin Food Products Co. Ltd.	2,600	75,177
Nitori Co. Ltd.	450	41,972
Nitto Denko Corp.	4,700	366,244
NOK Corp.	3,100	84,114
Nomura Holdings Inc.	50,900	975,402
Nomura Real Estate Office Fund Inc.	5	35,613
Nomura Research Institute	600	73,515
NSK Ltd.	13,000	88,846
NTN Corp.	12,000	94,832
NTT Data Corp.	35	174,206
NTT DoCoMo Inc.	499	761,606
NTT Urban Development Corp.	5	33,111
Obayashi Corp.	16,000	117,895
OBIC Co. Ltd.	200	44,058
Odakyu Electric Railway Co.	18,000	107,144
Oji Paper Co. Ltd.	23,000	135,931
Oki Electric Industries Co. Ltd.	16,000	58,473
Okumura Corp.	5,000	28,109
Olympus Corp.	7,000	184,000
Omron Corp.	6,000	138,381
Onward Kashiyama Co. Ltd.	4,000	78,687
Oracle Corp.	900	44,720
Oriental Land Co. Ltd.	1,400	76,330
Orix Corp.	2,300	586,043
Osaka Gas Co. Ltd.	57,000	196,710
Pioneer Corp.	4,400	61,037
Promise Co. Ltd.	2,500	166,405
QP Corp.	4,300	38,320
Rakuten Inc. (a)	139	134,362
Resona Holdings Inc. (a)	131	527,621
Ricoh Co. Ltd.	19,000	332,683
Rinnai Corp.	900	21,330
Rohm Co. Ltd.	3,100	337,245
Ryohin Keikaku Co. Ltd.	700	61,076
Sanden Corp.	3,000	13,914
Sanken Electric Co. Ltd.	3,000	48,408
Sankyo Co. Ltd.	1,400	81,079
Santen Pharmaceutical Co. Ltd.	2,100	58,049
Sanwa Shutter Corp.	4,000	24,692
Sanyo Electric Co. Ltd. (a)	44,000	119,388
Sapporo Breweries	7,000	39,233
SBI Holdings Inc.	138	93,377
Secom Co. Ltd.	6,000	313,902
Sega Sammy Holdings Inc.	3,968	132,900
Seiko Epson Corp.	2,900	72,909
Seino Holdings Co. Ltd.	4,000	43,583
Sekisui Chemical	12,000	81,197
Sekisui House Ltd.	14,000	176,165
Seven & I Holdings Co. Ltd. (a)	22,240	952,321
SFCG Co. Ltd.	160	38,665
Sharp Corp.	27,000	410,718
Shimachu Co. Ltd.	1,500	45,534
Shimamura Co. Ltd.	500	69,191
Shimano Inc.	2,200	57,828
Shimizu Corp.	17,000	124,976
Shin-Etsu Chemical Co. Ltd.	10,600	563,548
Shinko Securities Co. Ltd.	13,000	65,477
Shinsei Bank Ltd.	27,000	156,137
Shionogi & Co. Ltd.	9,000	126,756
Shiseido Co. Ltd.	10,000	186,543
Shizuoka Bank Ltd.	17,000	170,382
Showa Denko K.K.	28,000	109,213
Showa Shell Sekiyu K.K.	4,300	51,337
Skylark Co. Ltd.	2,100	33,476
SMC Corp.	1,600	228,601
Softbank Corp.	20,700	874,092
Sojitz Holdings Corp. (a)	5,100	30,271
Sompo Japan Insurance Inc.	23,000	311,061
Sony Corp.	28,400	1,160,707
Stanley Electric Co. Ltd.	4,900	79,648
Sumitomo Bakelite Co. Ltd.	5,000	41,294
Sumitomo Chemical Co. Ltd.	42,000	288,464
Sumitomo Corp.	30,000	387,926
Sumitomo Electric Industries	20,000	303,727
Sumitomo Heavy Industries	17,000	142,706
Sumitomo Metal Industries	114,000	438,852
Sumitomo Metal Mining Co. Ltd.	15,000	185,568
Sumitomo Mitsui Financial Group Inc.	134	1,420,274
Sumitomo Osaka Cement Co. Ltd.	11,000	32,085
Sumitomo Realty & Development	11,000	239,242
Sumitomo Rubber Industries	4,000	56,981
Sumitomo Trust & Banking	36,000	367,830
Surgua Bank Ltd.	6,000	75,652
Suzuken Co. Ltd.	1,440	46,032
T&D Holdings Inc.	6,400	424,369
Taiheiyo Cement Corp.	23,000	93,416
Taisei Corp.	25,000	113,410
Taisho Pharmaceutical Co. Ltd.	5,000	93,696
Taiyo Nippon Sanso Corp.	8,000	53,453
Taiyo Yuden Co. Ltd.	3,000	41,336
Takara Holdings Inc.	5,000	29,677
Takashimaya Co. Ltd.	8,000	127,799
Takeda Pharmaceutical Co. Ltd.	25,400	1,374,079
Takefuji Corp.	3,100	210,548
Takuma Co. Ltd.	2,000	13,363
Tanabe Seiyaku Co. Ltd.	6,000	58,303

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Japan (Cont.)
TDK Corp.	3,400	$234,383
Teijin Ltd.	22,000	139,721
Teikoku Oil Co.	5,000	65,460
Terumo Corp.	4,700	139,085
The Daimaru Inc.	6,000	86,590
THK Co. Ltd.	2,600	67,902
TIS Inc.	1,000	30,864
Tobu Railway Co. Ltd.	24,000	125,764
Toda Corp.	6,000	32,967
Toho Co. Ltd.	3,800	85,064
Tohoku Electric Power	12,700	258,447
Tokuyama Corp.	6,000	77,076
Tokyo Broadcasting System	1,000	27,134
Tokyo Electric Power Co.	32,900	799,241
Tokyo Electron Ltd.	4,700	295,307
Tokyo Gas Co. Ltd.	67,000	297,689
Tokyo Steel Mfg. Co. Ltd.	3,000	43,499
Tokyo Style Co. Ltd.	2,000	24,505
Tokyo Tatemono Co. Ltd.	6,000	59,779
Tokyu Corp.	27,000	190,936
Tokyu Land Corp.	10,000	99,970
TonenGeneral Sekiyu KK	9,000	96,765
Toppan Printing Co. Ltd.	16,000	186,950
Toray Industries Inc.	37,000	301,810
Toshiba Corp.	83,000	495,459
Tosoh Corp.	14,000	61,492
Toto Ltd.	9,000	76,084
Toyo Seikan Kaisha Ltd.	4,600	74,928
Toyo Suisan Kaisha Ltd.	3,000	48,433
Toyobo Co. Ltd.	14,000	46,890
Toyoda Gosei Co. Ltd.	1,600	31,204
Toyota Industries Corp.	5,500	197,736
Toyota Motor Corp.	82,200	4,265,604
Toyota Tsusho Corp.	5,000	113,622
Trend Micro Inc. (a)	2,500	94,544
UBE Industries Ltd.	25,000	67,834
Uni-Charm Corp.	1,200	53,928
Uniden Corp.	2,000	38,920
UNY Co. Ltd.	5,000	78,899
Ushio Inc.	3,000	70,081
USS Co. Ltd.	710	45,272
Wacoal Corp.	3,000	40,650
West Japan Railway Co.	48	200,246
Yahoo! Japan Corp.	216	327,842
Yakult Honsha Co. Ltd.	3,700	76,864
Yamada Denki Co. Ltd.	2,100	262,823
Yamaha Corp.	4,600	76,488
Yamaha Motor Co. Ltd.	5,500	143,638
Yamato Transport Co. Ltd.	11,000	182,440
Yamazaki Baking Co. Ltd.	3,000	24,420
Yaskawa Electric Corp. (a)	5,000	50,452
Yokogawa Electric Corp.	6,000	102,260
Zeon Corp.	4,000	52,911

		74,357,173

Netherlands (3.37%)
ABN AMRO Holdings NV	50,271	1,314,705
Aegon NV	39,891	649,371
Akzo Nobel NV	7,693	356,568
ASML Holding NV (a)	13,963	279,370
Buhrmann NV	3,065	45,104
Corio NV	1,172	63,688
DSM NV	4,280	174,815
Getronics NV	3,414	45,915
Hagemeyer NV (a)	17,543	56,907
Heineken NV	6,931	219,746
ING Groep NV	53,471	1,854,817
Koninklijke Ahold NV (a)	44,092	330,429
Koninklijke KPN NV	59,440	596,043
Koninklijke Numico NV (a)	4,175	172,899
OCE NV	2,286	32,991
Philips Electronics NV	37,288	1,158,813
Randstad Holding NV (a)	1,345	58,423
Reed Elsevier NV	20,378	284,681
Rodamco Europe NV	1,401	116,603
SBM Offshore NV	883	71,347
TNT NV	11,005	343,961
Unilever NV-CVA	16,168	1,107,324
Vedior NV-CVA	4,907	72,734
VNU NV	6,846	227,020
Wereldhave NV	569	53,655
Wolters Kluwer - CVA	8,109	163,972

		9,851,901

New Zealand (0.19%)
Auckland International Airport	37,656	50,912
Contact Energy Ltd.	8,708	39,424
Fisher & Paykel Appliances Class H	6,917	16,390
Fisher & Paykel Healthcare Class C	13,842	35,918
Fletcher Building Ltd.	12,305	63,439
Kiwi Income Property Trust	13,307	11,540
Sky City Entertainment Group	11,467	36,724
Sky Network Television Ltd.	3,770	16,218
Telecom Corp. of New Zealand	55,339	227,107
The Warehouse Group Ltd.	6,267	15,192
Tower Ltd. (a)	9,053	12,858
Vector Ltd. (a)	3,324	5,947
Waste Management Ltd.	3,571	14,948

		546,617

Norway (0.72%)
DNB NOR ASA	19,036	203,072
Frontline Ltd.	1,500	57,339
Norsk Hydro ASA	3,965	407,115

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Norway (Cont.)
Norske Skogindustrier ASA	4,521	$71,841
Orkla AS Class A	5,298	219,399
Petroleum Geo-Services (a)	1,662	51,219
Prosafe ASA	818	34,723
Schibsted ASA	1,284	38,239
Smedvig ASA Class A	1,055	30,794
Statoil ASA	18,814	432,070
Stolt Offshore SA (a)	5,345	62,167
Stolt-Nielsen SA	1,018	33,711
Storebrand ASA	6,883	59,404
Tandberg ASA	3,586	21,943
Tandberg Television ASA (a)	1,585	20,959
Telenor ASA	22,252	218,422
Tomra Systems ASA	5,858	41,922
Yara International ASA	6,266	91,215

		2,095,554

Portugal (0.29%)
Banco BPI SA	10,426	47,645
Banco Comercial Portugues-R	58,256	160,698
Banco Espirito Santo	3,010	48,464
Brisa-Auto Estradas de Portugal SA	10,061	85,284
Cimpor-Cimentos De Portugal	5,358	29,497
Energias De Portugal SA	50,383	155,086
Jeronimo Martins	1,113	16,735
Portugal Telecom SGPS SA	21,793	220,596
PT Multimedia Servicos	2,826	32,286
Sonae SGPS Rights (a) (b)	26,818	13,776
Sonae SGPS SA	26,818	37,465

		847,532

Singapore (0.83%)
Allgreen Properties Ltd.	14,000	10,946
Ascendas Real Estate Investment Trust	20,000	23,457
Capitaland Ltd.	29,128	60,265
Capitamall Trust	19,000	25,598
Chartered Semiconductor Mfg. Ltd. (a)	30,600	23,926
City Developments Ltd.	13,031	68,186
Comfortdelgro Corp. Ltd.	46,000	44,267
Cosco Corp. Singapore Ltd.	13,000	16,889
Creative Technology Ltd.	1,500	12,270
Datacraft Asia Ltd. (a)	10,000	10,100
DBS Group Holdings Ltd.	32,445	321,982
Fraser & Neave Ltd.	5,300	58,972
Haw Par Corp. Ltd.	3,374	10,451
Jardine Cycle & Carriage Ltd.	4,015	26,804
Keppel Corp. Ltd.	16,001	105,862
Keppel Land Ltd.	9,000	19,812
MCL Land Ltd.	2,891	2,990
Neptune Orient Lines Ltd.	13,000	26,271
Noble Group Ltd.	25,000	19,246
Olam International Ltd.	19,000	17,256
Oversea-Chinese Banking Corp.	72,000	290,139
Overseas Union Enterprise	3,000	19,667
Parkway Holdings Ltd.	22,000	27,919
Sembcorp Industries Ltd.	28,200	46,473
Sembcorp Logistics Ltd.	8,392	8,580
Sembcorp Marine Ltd.	13,000	21,580
Singapore Airlines Ltd.	15,000	111,870
Singapore Exchange Ltd.	25,000	43,605
Singapore Land Ltd.	6,000	19,307
Singapore Post Ltd.	38,000	26,283
Singapore Press Holdings Ltd.	44,200	114,311
Singapore Technologies Engineering	39,381	67,741
Singapore Telecommunications	188,790	296,359
SMRT Corp. Ltd.	28,000	18,188
Stats Chippac Ltd. (a)	23,000	15,355
Suntec REIT	18,000	11,692
United Overseas Bank	34,616	303,969
United Overseas Land Ltd.	12,461	18,812
Venture Corp. Ltd.	6,397	53,095
Want Want Holdings Ltd.	8,000	7,960
Wing Tai Holdings Ltd.	14,000	12,378

		2,440,833

Spain (3.68%)
Abertis Infraestructuras SA	6,394	160,935
AC. Acerinox	5,152	74,962
Acciona SA	801	89,567
ACS Actividades de Cons Y Serv	7,605	244,987
Aguas De Barcelona	21	452
Aguas De Barcelona Class A	2,160	46,030
Altadis SA	7,639	346,559
Antena 3 de Television SA	2,324	55,413
Banco Bilbao Vizcaya Argentaria SA	96,050	1,714,801
Banco Popular Espanol	24,475	298,452
Banco Santander Central Hispano SA	169,375	2,235,832
Cintra Concesiones De Infrae (a)	5,493	63,536
Corporacion Mapfre SA	2,925	48,308
Ebro Puleva SA	1,994	33,121
Endesa SA	27,417	721,239
Fomento De Construct Y Contra	1,379	78,201
Gamesa Corp Technologica	3,919	57,347
Gas Natural SDG SA	4,805	134,593
Grupo Ferrovial	1,726	119,540
Iberdrola SA	22,768	622,392
Iberia (Lineas Aer De Espana)	12,205	33,089
Inditex	6,524	212,790
Indra Sistemas SA	3,438	67,200
Inmobiliaria Colonial SA	793	44,951
Metrovacesa SA	1,238	75,189
NH Hoteles SA	2,552	40,032
Promotora De Infom SA	2,292	39,074
Repsol YPF SA	26,147	763,671
Sacyr Vallehermoso SA	3,136	76,482

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

Spain (Cont.)
Sogecable (a)	1,071	$42,933
Telefonica Publicidad e Information SA	4,845	41,127
Telefonica SA	127,626	1,920,435
Union Fenosa SA	5,958	221,697
Zeltia SA	4,675	32,544

		10,757,481

Sweden (2.43%)
Alfa Laval AB	2,441	52,848
ASSA Abloy AB Class B	8,400	132,167
Atlas Copco AB Class A	9,768	217,627
Atlas Copco AB Class B	5,646	112,643
Axfood AB	665	18,583
Billerud Aktiebolag	1,796	23,511
Capio AB (a)	2,419	43,085
Castellum AB	979	35,244
D. Carnegie & Co. AB	1,400	20,618
Electrolux AB Class B	8,121	211,088
Elekta AB Class B	2,505	37,207
Eniro AB	4,693	59,072
Ericsson LM Class B	423,081	1,453,850
Fabege AB	2,719	51,851
Gambro AB Class A	4,738	51,737
Gambro AB Class B	2,764	30,095
Getinge AB Class B	4,985	68,709
Hennes & Mauritz AB Class B	13,329	452,996
Hoganas AB Class B	736	15,935
Holmen AB Class B	1,523	50,323
Kungsleden AB	1,300	37,636
Lundin Petroleum AB (a)	4,860	51,387
Modern Times Group (a)	1,492	62,257
Nobel Biocare Holding AG	543	118,928
Nordea Bank AB	61,066	634,142
OMX AB (a)	2,116	29,431
Oriflame Cosmetics SA	1,050	30,266
Sandvik AB	5,825	271,288
SAS AB (a)	2,285	30,056
Scania AB Class B	2,653	96,008
Securitas AB Class B	8,524	141,629
Skandia Forsakrings AB	29,035	173,965
Skandinaviska Enskilda Bank Class A	13,526	278,369
Skanska AB Class B	10,525	160,303
SKF AB Class B	10,220	143,436
SSAB Svenskt AB Series A	1,528	55,585
SSAB Svenskt AB Series B	652	22,077
Svenska Cellulosa AB Class B	5,467	204,380
Svenska Handelsbanken	14,716	364,913
Swedish Match AB	9,931	116,879
Tele2 AB Class B	8,751	93,904
Telelogic AB (a)	6,418	16,480
TeliaSonera AB	55,287	297,156
Trelleborg AB Class B	2,394	47,762
Volvo AB Class A	2,774	127,273
Volvo AB Class B	6,502	306,501
Wihlborgs Fastigheter AB (a)	665	16,071
WM Data AB	10,175	32,531

		7,099,802

Switzerland (6.86%)
ABB Ltd. (a)	55,407	537,604
Adecco SA	3,685	169,941
Ciba Specialty Chemicals AG	1,902	123,032
Clariant AG (a)	6,575	96,820
Compagnie Financiere Richemont AG Class A	14,258	620,644
Credit Suisse Group	34,678	1,768,141
Geberit AG Reg	102	80,727
Givaudan	218	147,733
Holcim Ltd.	5,085	346,340
Kudelski SA Bearer (a)	1,008	29,955
Kuehne & Nagel International AG	307	86,559
Kuoni Reisen Holding (a)	78	32,291
Logitech International SA (a)	2,444	114,849
Lonza Group AG	1,044	63,877
Micronas Semiconductor (a)	1,010	33,435
Nestle SA	11,486	3,435,180
Nobel Biocare Holding AG	102	22,433
Novartis AG	66,185	3,477,854
Phonak Holding AG	1,185	51,041
PSP Swiss Property AG (a)	866	37,565
Rieter Holding AG	136	40,364
Roche Holding AG	19,998	3,002,630
Schindler Holding AG	156	61,852
Serono SA Class B	186	148,200
SGS SA	120	101,183
SIG Holding AG	155	33,853
Straumann Holding AG	224	51,907
Sulzer AG	107	56,674
Swiss Reinsurance	9,063	663,491
Swisscom AG	680	214,627
Syngenta AG (a)	3,038	378,002
Synthes Inc.	1,342	150,739
The Swatch Group AG	1,683	50,911
The Swatch Group AG Class B	971	144,093
UBS AG	29,381	2,797,126
Unaxis Holding AG (a)	184	27,711
Valora Holding AG (a)	102	19,774
Zurich Financial Services (a)	4,055	864,046

		20,083,204

United Kingdom (23.90%)
3I Group PLC	16,413	239,322
Aegis Group PLC	32,680	68,596
Aggreko PLC	6,054	28,253

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

United Kingdom (Cont.)
Alliance Unichem PLC	7,225	$99,507
AMEC PLC	9,756	57,657
Amvescap PLC	21,079	160,298
Anglo American PLC	40,627	1,383,296
ARM Holdings PLC	39,814	82,885
Arriva PLC	6,186	61,996
Associated British Ports Holdings PLC	9,292	93,843
AstraZeneca PLC	45,653	2,222,066
Aviva PLC	67,254	815,759
BAA PLC	30,394	327,876
BAE Systems PLC	92,030	604,454
Balfour Beatty PLC	11,946	73,169
Barclays PLC	183,828	1,932,447
Barratt Developments PLC	6,776	114,949
BBA Group PLC	12,207	68,992
Bellway PLC	3,184	61,847
BG Group PLC	101,158	999,873
BHP Billiton PLC	69,942	1,142,583
BOC Group PLC	14,845	305,979
Boots Group PLC	21,456	223,336
Bovis Homes Group PLC	2,812	38,559
BP PLC	595,049	6,337,209
Brambles Industries PLC	21,292	152,759
British Airways PLC (a)	15,321	88,042
British American Tobacco PLC	45,494	1,017,542
British Land Co. PLC	15,405	282,536
British Sky Broadcasting PLC	35,171	300,441
Brixton PLC	6,836	50,868
BT Group PLC	241,773	926,574
Bunzl PLC	9,724	106,738
Burberry Group PLC	13,665	101,037
Cable & Wireless PLC	67,674	138,847
Cadbury Schweppes PLC	59,360	561,198
Capita Group PLC	18,672	133,882
Carnival PLC	4,845	275,082
Cattles PLC	9,132	51,730
Centrica PLC	106,220	465,559
Close Brothers Group PLC	3,443	53,757
Cobham PLC	31,040	90,520
Compass Group PLC	60,741	230,433
Cookson Group PLC (a)	5,722	41,840
Corus Group PLC	114,750	116,482
Daily Mail & General NV	8,451	114,575
De La Rue PLC	4,637	37,303
Diageo PLC	85,148	1,234,238
DSG International PLC	55,280	155,741
Electrocomponents PLC	13,264	64,126
EMAP PLC	7,468	110,884
EMI Group PLC	22,028	91,905
Enterprise Inns	9,836	158,736
First Choice Holidays PLC	11,134	47,890
FirstGroup PLC	11,683	80,754
FKI PLC	14,846	29,629
Friends Provident PLC	54,712	178,380
Gallaher Group PLC	18,079	272,946
GKN PLC	20,220	100,191
GlaxoSmithKline PLC	167,104	4,223,411
Great Portland Estates	3,771	27,866
Group 4 Securicor PLC	32,208	89,216
GUS PLC	24,331	432,011
Hammerson PLC	7,870	138,382
Hanson PLC	21,009	230,973
Hays PLC	47,484	102,529
HBOS PLC	111,890	1,911,592
Hilton Group PLC	45,149	282,363
HMV Group PLC	10,940	34,021
HSBC Holdings PLC	321,190	5,155,827
ICAP PLC	13,866	96,619
IMI PLC	11,221	97,108
Imperial Chemical Industries PLC	34,241	195,587
Imperial Tobacco Group PLC	20,710	618,920
Inchcape PLC	2,167	85,043
Intercontinental Hotels Group PLC	13,277	191,768
International Power PLC (a)	42,307	174,330
Intertek Group PLC	4,333	51,961
Invensys PLC (a)	152,577	48,564
iSOFT Group PLC	5,765	38,633
ITV PLC	116,811	226,095
Johnson Matthey PLC	6,371	154,774
Kelda Group PLC	10,762	143,314
Kesa Electricals PLC	15,494	69,309
Kingfisher PLC	66,462	271,290
Land Securities Group PLC	13,452	384,887
Legal and General Group PLC	182,062	382,150
Liberty International PLC	7,551	127,382
Lloyds TSB Group PLC	158,577	1,332,783
LogicaCMG PLC	32,926	100,411
London Stock Exchange PLC	7,306	77,934
Man Group PLC	7,995	262,728
Marconi Corp. PLC (a)	5,998	39,911
Marks & Spencer Group PLC	47,053	408,821
Meggitt PLC	12,910	80,406
MFI Furniture Group PLC	17,686	24,343
Misys PLC	15,108	62,059
Mitchells & Butler	15,555	111,867
National Express Group PLC	4,162	61,618
National Grid PLC	76,998	753,121
National Grid Transco PLC (a) (b)	87,743	15
Next PLC	7,553	199,472
Pearson PLC	22,945	271,404
Peninsular & Orient Steam Navigation Co.	21,151	169,579
Persimmon PLC	7,881	170,576
Pilkington PLC	30,117	77,206
Premier Farnell PLC	9,371	27,852
Provident Financial PLC	7,546	71,081

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares	Value
Common Stocks (Cont.)

United Kingdom (Cont.)
Prudential PLC	67,412	$637,903
Punch Taverns PLC	7,142	104,324
Rank Group PLC	17,010	89,480
Reckitt Benckiser PLC	17,326	572,340
Reed Elsevier PLC	36,492	342,803
Rentokil Intial PLC	51,130	143,830
Resolution PLC	4,694	52,333
Reuters Group PLC	40,999	303,669
Rexam PLC	16,028	140,087
Rio Tinto PLC	30,232	1,380,976
Rolls Royce Group (a)	43,375	319,029
Royal & Sun Alliance Insurance Group PLC	80,064	173,221
Royal Bank of Scotland Group	90,156	2,722,240
Royal Dutch Shell PLC Class A	115,306	3,513,380
Royal Dutch Shell PLC Class B	78,535	2,510,520
Sabmiller PLC	24,483	446,925
Sage Group PLC	35,706	158,495
Sainsbury	38,797	210,430
Schroders PLC	3,763	61,505
Scottish & Newcastle PLC	21,729	181,877
Scottish & Southern Energy PLC	24,813	432,884
Scottish Power PLC	53,036	495,935
Serco Group PLC	12,989	70,227
Severn Trent PLC	9,855	183,798
Signet Group PLC	48,078	88,922
Slough Estates PLC	12,529	129,014
Smith & Nephew PLC	26,702	246,013
Smiths Group PLC	15,985	287,673
SSL International PLC	5,753	30,238
Stagecoach Group	23,953	47,599
Tate & Lyle PLC	13,646	132,181
Taylor Woodrow PLC	16,699	109,320
Tesco PLC	221,790	1,264,970
The Berkeley Group Holdings PLC (a)	2,941	56,217
The Davis Service Group PLC	4,720	39,345
TI Automotive Ltd. (a) (b)	12,271	—
Tomkins PLC	22,763	117,393
Travis Perkins PLC	3,101	74,694
Trinity Mirror PLC	8,304	81,865
Unilever PLC	78,382	777,446
United Business Media PLC	7,938	86,997
United Utilities PLC	24,914	287,621
Vodafone Group PLC	1,806,361	3,900,344
Whitbread PLC	7,244	118,277
William Hill PLC	11,422	105,234
Wimpey (George) PLC	10,939	90,339
Wolseley PLC	16,646	350,833
WPP Group PLC	34,077	368,779
Yell Group PLC	19,987	184,490

		69,921,043

Total Common Stocks (cost $241,078,163)		290,270,661

Preferred Stocks (0.22%)

Germany (0.22%)
Fresenius Medical Care PFD	763	71,226
Henkel KGaA	1,703	171,375
Porsche AG PFD	223	160,246
ProSiebenSat.1 Media AG	2,408	46,611
RWE AG-Non Vtg PFD	1,153	74,313
Volkswagen AG PFD	3,066	117,970

		641,741

Total Preferred Stocks (cost $461,464)		641,741

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Principal amount	Value
Repurchase Agreement (0.17%)
Investors Bank & Trust Repurchase Agreement, (c) 3.150%, to be repurchased at $485,776 on 01/03/2006	$485,606	$485,606

Total Repurchase Agreement (cost $ 485,606)		485,606

TOTAL INVESTMENTS (99.61%) (cost $242,025,233)		291,398,008

CASH (d) AND OTHER ASSETS, NET OF LIABILITIES (0.39%)		1,151,577

NET ASSETS (100.0%)		$292,549,585

INTERNATIONAL EQUITY INDEX FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$82,949,056	28.36%
Consumer Discretionary	35,799,366	12.24%
Industrials	31,402,893	10.74%
Energy	23,407,794	8.00%
Health Care	23,005,507	7.86%
Materials	22,965,141	7.85%
Consumer Staples	22,651,724	7.74%
Information Technology	17,961,761	6.14%
Telecommunication Services	16,391,258	5.60%
Utilities	14,377,902	4.91%

Total Stocks	290,912,402	99.44%
Repurchase Agreement	485,606	0.17%
Cash and Other Assets, net of Liabilities	1,151,577	0.39%

Net Assets	$292,549,585	100.00%

(a)	Non-income producing security.

(b)	Security valued at fair value.

(c)	Repurchase agreement is fully collateralized by U.S. Treasury or Government Agency securities with a coupon rate of 8.125%, a maturity date of May 15, 2021, and a market value of $495,548 as of December 31, 2005.

(d)	At December 31, 2005, cash has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

Approximately 31.63% of the investment securities are denominated in the Euro, followed by 25.52% in the Japanese Yen, 24.00% in the British Pound, 6.89% in the Swiss Franc, 5.18% in the Australian Dollar, 2.44% in the Swedish Krone and 1.63% in the Hong Kong Dollar. The remaining investment securities representing 2.71% of total investments, are denominated in five currencies, each of which represents less than 0.84% of total investments.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2005

	Shares	Value
Registered Investment Companies (99.75%)
State Farm Variable Product Trust Bond Fund (38.36%) (a)	3,437,223	$34,166,000
State Farm Variable Product Trust Large Cap Equity Index Fund (61.39%) (a)	4,328,485	54,668,768

Total Registered Investment Companies (cost $ 89,333,649)		88,834,768

TOTAL INVESTMENTS (99.75%) (cost $89,333,649)		88,834,768

OTHER ASSETS, NET OF LIABILITIES (0.25%)		226,509

NET ASSETS (100.00%)		$89,061,277

(a)	The Stock and Bond Balanced Fund’s investment adviser is an affiliate of the issuer.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2005

	Principal amount	Value
Corporate Bonds (62.68%)

Aerospace/Defense (1.11%)
TRW Inc.
6.730%, 07/11/2007	$900,000	$921,433
General Dynamics Corp.
3.000%, 05/15/2008	1,000,000	958,243

		1,879,676

Agriculture, Foods, & Beverage (5.97%)
Coca-Cola Enterprises Inc.
2.500%, 09/15/2006	1,000,000	982,706
Bottling Group LLC
2.450%, 10/16/2006	1,000,000	980,748
General Mills Inc.
5.125%, 02/15/2007	1,000,000	999,142
Dean Foods Co.
8.150%, 08/01/2007	1,000,000	1,027,500
Sara Lee Corp.
2.750%, 06/15/2008	1,000,000	945,770
Kraft Foods Inc.
4.125%, 11/12/2009	1,000,000	967,658
Campbell Soup Co.
6.750%, 02/15/2011	1,000,000	1,072,479
HJ Heinz Co.
6.625%, 07/15/2011	1,000,000	1,062,527
ConAgra Foods Inc.
6.750%, 09/15/2011	1,000,000	1,065,174
Kraft Foods Inc.
5.625%, 11/01/2011	1,000,000	1,025,997

		10,129,701

Automotive (3.04%)
Toyota Motor Credit
5.650%, 01/15/2007	1,000,000	1,003,986
General Motors Acceptance Corp.
6.150%, 04/05/2007	1,500,000	1,416,825
Ford Motor Credit Co.
4.950%, 01/15/2008	1,000,000	895,994
7.375%, 02/01/2011	1,000,000	876,518
Goodyear Tire & Rubber Co.
7.857%, 08/15/2011	1,000,000	975,000

		5,168,323

Banks (4.04%)
JPMorgan Chase & Co.
5.350%, 03/01/2007	1,000,000	1,003,920
Bank One Corp.
2.625%, 06/30/2008	1,000,000	947,574
Wells Fargo & Co.
4.200%, 01/15/2010	1,000,000	973,531
Bank of America Corp.
4.250%, 10/01/2010	1,500,000	1,458,606
Bank of New York
4.950%, 01/14/2011	1,000,000	998,499
US Bank NA
4.950%, 10/30/2014	500,000	494,746
Fifth Third Bank
4.750%, 02/01/2015	500,000	485,378
Suntrust Banks Inc.
5.000%, 09/01/2015	500,000	494,277

		6,856,531

Building Materials & Construction (2.32%)
Masco Corp.
6.750%, 03/15/2006	500,000	501,765
York International Corp.
6.625%, 08/15/2006	1,000,000	1,007,882
Hanson Australia Funding
5.250%, 03/15/2013	1,000,000	991,306
Leggett & Platt Inc.
4.700%, 04/01/2013	1,000,000	974,248
Masco Corp.
4.800%, 06/15/2015	500,000	466,083

		3,941,284

Chemicals (3.55%)
Praxair Inc.
6.900%, 11/01/2006	1,000,000	1,015,559
The Dow Chemical Co.
5.750%, 12/15/2008	1,000,000	1,025,840
Great Lakes Chemical Corp.
7.000%, 07/15/2009	2,000,000	2,075,000
Air Products & Chemicals Inc.
4.125%, 12/01/2010	1,000,000	967,799
E.I. du Pont de Nemours and Co.
4.125%, 03/06/2013	1,000,000	943,989

		6,028,187

Commercial Service/Supply (1.13%)
RR Donnelley & Sons Co.
3.750%, 04/01/2009	1,000,000	947,655
4.950%, 05/15/2010	500,000	487,543
First Data Corp.
4.500%, 06/15/2010	500,000	482,840

		1,918,038

Consumer & Marketing (3.89%)
Steelcase Inc.
6.375%, 11/15/2006	1,000,000	1,000,393
Newell Rubbermaid Inc.
4.625%, 12/15/2009	1,000,000	977,843
Unilever Capital Corp.
7.125%, 11/01/2010	1,000,000	1,088,847
Clorox Co.
6.125%, 02/01/2011	1,000,000	1,044,391

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Principal amount	Value
Corporate Bonds (Cont.)

Consumer & Marketing (Cont.)
Reed Elsevier Capital
4.625%, 06/15/2012	$500,000	$484,566
Kimberly-Clark Corp.
5.000%, 08/15/2013	1,000,000	1,013,291
The Procter & Gamble Co.
4.950%, 08/15/2014	1,000,000	1,002,295

		6,611,626

Electronic/Electrical Mfg. (1.51%)
Emerson Electric Co.
5.500%, 09/15/2008	500,000	508,809
5.750%, 11/01/2011	1,000,000	1,045,532
General Electric Co.
5.000%, 02/01/2013	1,000,000	999,480

		2,553,821

Financial Services (3.78%)
Citigroup Inc.
5.000%, 03/06/2007	1,000,000	1,001,470
Household Finance Corp.
4.125%, 11/16/2009	1,000,000	965,489
Citigroup Inc.
4.125%, 02/22/2010	500,000	485,753
SLM Corp.
4.500%, 07/26/2010	1,000,000	979,020
John Deere Capital Corp.
4.875%, 10/15/2010	1,000,000	995,127
American Express Credit
5.000%, 12/02/2010	1,000,000	1,000,687
General Electric Capital Corp.
4.875%, 03/04/2015	500,000	493,124
Citigroup Inc.
5.300%, 01/07/2016	500,000	504,094

		6,424,764

Forest Products & Paper (1.47%)
International Paper Co.
7.875%, 08/01/2006	1,000,000	1,013,637
Weyerhaeuser Co.
6.125%, 03/15/2007	1,000,000	1,014,600
International Paper Co.
4.000%, 04/01/2010	500,000	472,130

		2,500,367

Health Care (6.93%)
GlaxoSmithKline
2.375%, 04/16/2007	1,000,000	970,048
Eli Lilly & Co.
2.900%, 03/15/2008	1,000,000	959,742
Bristol-Myers Squibb Co.
4.000%, 08/15/2008	1,000,000	979,647
Abbott Laboratories
5.400%, 09/15/2008	500,000	507,307
3.500%, 02/17/2009	500,000	481,948
Hillenbrand Industries
4.500%, 06/15/2009	1,000,000	979,876
Amgen Inc.
4.000%, 11/18/2009	1,000,000	969,712
Baxter FinCo BV
4.750%, 10/15/2010	1,000,000	986,207
Merck & Co. Inc.
4.375%, 02/15/2013	1,000,000	949,127
Becton Dickinson & Co.
4.550%, 04/15/2013	1,000,000	977,004
Schering-Plough Corp.
5.550%, 12/01/2013	500,000	509,382
AstraZeneca PLC SP
5.400%, 06/01/2014	1,000,000	1,030,865
Boston Scientific Corp.
5.450%, 06/15/2014	1,000,000	990,641
Merck & Co. Inc.
4.750%, 03/01/2015	500,000	478,183

		11,769,689

Machinery & Manufacturing (5.53%)
Ingersoll Rand
6.250%, 05/15/2006	1,000,000	1,005,402
Cooper Industries Inc.
5.250%, 07/01/2007	1,000,000	1,004,249
Dover Corp.
6.250%, 06/01/2008	1,425,000	1,473,249
BF Goodrich Co.
6.600%, 05/15/2009	1,000,000	1,044,705
Honeywell International Inc.
7.500%, 03/01/2010	1,000,000	1,098,957
United Technologies Corp.
4.375%, 05/01/2010	1,500,000	1,475,866
Caterpillar Inc.
6.550%, 05/01/2011	1,000,000	1,078,980
Bemis Co. Inc.
4.875%, 04/01/2012	500,000	489,963
Johnson Controls Inc.
4.875%, 09/15/2013	750,000	723,529

		9,394,900

Media & Broadcasting (1.75%)
The Walt Disney Co.
5.500%, 12/29/2006	1,000,000	1,004,562
New York Times Co.
4.500%, 03/15/2010	500,000	484,324
Knight-Ridder Inc.
7.125%, 06/01/2011	1,000,000	995,457

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Principal amount	Value
Corporate Bonds (Cont.)

Media & Broadcasting (Cont.)
New York Times Co.
5.000%, 03/15/2015	$500,000	$483,857

		2,968,200

Mining & Metals (2.30%)
Rio Tinto Finance USA Ltd.
2.625%, 09/30/2008	1,000,000	941,948
Alcan Inc.
6.450%, 03/15/2011	500,000	527,434
BHP Billiton Finance
4.800%, 04/15/2013	1,000,000	986,183
Barrick Gold Finance Inc.
4.875%, 11/15/2014	1,000,000	967,956
Alcan Inc.
5.000%, 06/01/2015	500,000	485,017

		3,908,538

Oil & Gas (1.79%)
ChevronTexaco Capital Co.
3.500%, 09/17/2007	1,000,000	979,627
Conoco Funding Co.
6.350%, 10/15/2011	1,000,000	1,071,477
National Fuel Gas Co.
5.250%, 03/01/2013	1,000,000	994,824

		3,045,928

Retailers (3.75%)
Wal-Mart Stores Inc.
5.450%, 08/01/2006	500,000	502,155
Safeway Inc.
4.125%, 11/01/2008	1,000,000	968,320
May Department Stores Co.
4.800%, 07/15/2009	1,000,000	986,054
CVS Corp.
4.000%, 09/15/2009	1,000,000	961,780
Home Depot Inc.
3.750%, 09/15/2009	1,000,000	964,869
Wal-Mart Stores Inc.
4.000%, 01/15/2010	500,000	484,050
Home Depot Inc.
4.625%, 08/15/2010	500,000	496,801
Lowe’s Companies Inc.
5.000%, 10/15/2015	1,000,000	1,000,834

		6,364,863

Telecom & Telecom Equipment (2.36%)
Cingular Wireless
5.625%, 12/15/2006	1,000,000	1,007,221
Verizon Wireless
5.375%, 12/15/2006	1,000,000	1,003,294
SBC Communications Inc.
5.300%, 11/15/2010	1,000,000	1,003,030
BellSouth Corp.
5.200%, 09/15/2014	1,000,000	994,674

		4,008,219

Utilities & Energy (6.46%)
Public Service Co. of Colorado
7.125%, 06/01/2006	2,000,000	2,019,228
Virginia Electric & Power
5.375%, 02/01/2007	1,000,000	1,003,723
Georgia Power
4.875%, 07/15/2007	1,000,000	1,000,349
Pacificorp
4.300%, 09/15/2008	1,000,000	984,544
Atmos Energy Corp.
4.000%, 10/15/2009	1,000,000	959,023
Commonwealth Edison
4.740%, 08/15/2010	1,000,000	977,421
Southern California Gas
4.375%, 01/15/2011	1,000,000	973,064
Duke Energy Corp.
6.250%, 01/15/2012	500,000	526,965
Vectren Utility Holdings
5.250%, 08/01/2013	500,000	498,559
Union Elec Co.
5.500%, 05/15/2014	1,000,000	1,021,695
Carolina Power & Light
5.250%, 12/15/2015	1,000,000	998,740

		10,963,311

Total Corporate Bonds (cost $106,894,824)		106,435,966

Taxable Municipal Bonds (0.56%)
New Jersey State Turnpike Authority Transportation
2.840%, 01/01/2008	1,000,000	963,240

Total Taxable Municipal Bonds (cost $1,000,000)		963,240

Government Agency Securities (14.86%) (a)

Federal Home Loan Mortgage Corp.
5.250%, 01/15/2006	5,000,000	5,000,895
5.125%, 10/15/2008	4,000,000	4,041,248
6.625%, 09/15/2009	2,000,000	2,124,884
4.500%, 07/15/2013	1,500,000	1,472,309
5.200%, 03/05/2019	2,000,000	1,951,826
5.300%, 05/12/2020	2,000,000	1,948,748

Federal National Mortgage Association
5.250%, 06/15/2006	1,000,000	1,002,791
7.125%, 03/15/2007	2,000,000	2,054,062

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2005

	Shares or principal amount	Value
Government Agency Securities (Cont.)
6.625%, 10/15/2007	$2,000,000	$2,063,268
3.250%, 08/15/2008	1,500,000	1,446,177
6.625%, 09/15/2009	2,000,000	2,126,682

Total Government Agency Securities (cost $24,951,581)		25,232,890

U.S. Treasury Obligations (17.38%)
U.S. Treasury Notes
7.000%, 07/15/2006	2,000,000	2,026,484
3.500%, 11/15/2006	5,000,000	4,960,740
6.625%, 05/15/2007	3,000,000	3,087,186
5.500%, 02/15/2008	2,000,000	2,044,766
5.625%, 05/15/2008	2,000,000	2,054,532
6.000%, 08/15/2009	3,000,000	3,161,718
6.500%, 02/15/2010	3,000,000	3,236,133
5.000%, 08/15/2011	3,000,000	3,096,444
4.000%, 11/15/2012	3,000,000	2,935,431
3.875%, 02/15/2013	3,000,000	2,907,774

Total U.S. Treasury Obligations (cost $29,995,858)		29,511,208

Short-term Investments (3.34%)
JPMorgan Treasury Plus Money Market Fund	5,669,989	5,669,989

Total Short-term Investments (cost $5,669,989)		5,669,989

TOTAL INVESTMENTS (98.82%) (cost $168,512,252)		167,813,293

OTHER ASSETS, NET OF LIABILITIES (1.18%)		2,000,790

NET ASSETS (100.00%)		$169,814,083

(a)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2005

	Principal amount	Value
Short-term Investments (100.12%)

Automotive (19.77%)
Toyota Motor Credit Corp.
4.030%, 01/03/2006	$2,175,000	$2,174,513
American Honda Finance Corp.
4.060%, 01/18/2006	2,177,000	2,172,826
FCAR Owner Trust Series I
4.300%, 02/06/2006	2,179,000	2,169,631
New Center Asset Trust
4.370%, 02/16/2006	2,175,000	2,162,855

		8,679,825

Commercial Service/Supply (4.95%)
Pitney Bowes Inc. (a)
4.180%, 01/17/2006	2,177,000	2,172,956

Consumer & Marketing (4.84%)
The Procter & Gamble Co. (a)
4.200%, 01/04/2006	500,000	499,825
4.130%, 02/27/2006	1,635,000	1,624,308

		2,124,133

Financial Services (19.31%)
Citigroup Funding
4.110%, 01/04/2006	2,000,000	1,999,315
Household Finance Corp.
4.170%, 01/24/2006	2,150,000	2,144,272
Chevron Funding Corp.
4.190%, 01/27/2006	2,175,000	2,168,418
General Electric Capital Corp.
4.280%, 02/03/2006	2,176,000	2,167,463

		8,479,468

Government Agency Securities (38.99%) (b)
Federal Home Loan Mortgage Corp.
3.750%, 01/17/2006	2,500,000	2,495,833
4.110%, 01/31/2006	4,000,000	3,986,300
4.240%, 03/14/2006	1,700,000	1,685,584
Federal National Mortgage Association
4.050%, 01/13/2006	2,500,000	2,496,625
4.170%, 01/23/2006	1,500,000	1,496,178
4.210%, 02/14/2006	2,000,000	1,989,709
4.290%, 03/29/2006	3,000,000	2,968,897

		17,119,126

	Shares or principal amount	Value
Short-term Investments (Cont.)

Health Care (4.95%)
Pfizer Investment PLC
4.110%, 01/19/2006	$2,180,000	$2,175,520

Registered Investment Companies (2.37%)
JPMorgan Treasury Plus Money Market Fund	1,039,216	1,039,216

Telecom & Telecom Equipment (4.94%)
BellSouth Corp.
4.260%, 02/10/2006	2,179,000	2,168,686

Total Short-term Investments (cost $43,958,930)		43,958,930

TOTAL INVESTMENTS (100.12%) (cost $43,958,930)		43,958,930

LIABILITIES, NET OF OTHER ASSETS (-0.12%)		(53,304)

NET ASSETS (100.00%)		$43,905,626

(a)	Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities are purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the value of these securities amounted to $4,297,089 or 9.79% of net assets.

(b)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See accompanying notes to financial statements.

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STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2005

	Large Cap Equity Fund	Small Cap Equity Fund	International Equity Fund
Assets
Investments in securities
	$26,109,010	25,767,020	25,782,910

At identified cost
At market value	$26,891,546	24,654,541	29,882,621
Cash	—	—	—
Foreign currencies at value (cost $234, $1,293,834, respectively)	—	—	233
Receivable for:
Dividends and interest	57,374	32,062	20,128
Shares of the Fund sold	95	110	240
Securities sold	—	—	79,630
SFIMC	8,110	10,665	15,566
Variation margin	—	—	—
Unrealized gain on forward foreign currency contracts	—	—	9,890
Prepaid expenses	97	93	5

Total assets	26,957,222	24,697,471	30,008,313

Liabilities and Net Assets
Dividends to shareowners	—	—	—
Payable for:
Shares of the Fund redeemed	—	—	—
Securities purchased	15,911	29,640	89,452
Variation margin	—	—	—
Unrealized loss on forward foreign currency contracts	—	—	15,888
SFIMC	42,108	52,329	82,289
Chief Compliance Officer expense	91	87	148
Accrued liabilities	20,805	23,387	26,652

Total liabilities	78,915	105,443	214,429

	$26,878,307	24,592,028	29,793,884

Net assets applicable to shares outstanding of common stock Fund shares outstanding	2,602,699	2,549,966	2,561,051
Net asset value, offering price and redemption price per share	$10.33	9.64	11.63

Analysis of Net Assets
Paid-in-capital	$26,048,422	25,482,252	25,685,682
Accumulated net realized gain (loss)	43,892	218,981	95,360
Net unrealized appreciation (depreciation)	782,536	(1,112,479)	4,093,716
Undistributed (distributions in excess of) net investment income	3,457	3,274	(80,874)

Net assets applicable to shares outstanding	$26,878,307	24,592,028	29,793,884

See accompanying notes to financial statements.

Large Cap Equity Index Fund	Small Cap Equity Index Fund	International Equity Index Fund	Stock and Bond Balanced Fund	Bond Fund	Money Market Fund

513,348,351	212,859,482	242,025,233	89,333,649	168,512,252	43,958,930

522,382,197	253,049,845	291,398,008	88,834,768	167,813,293	43,958,930
463	87,474	—	227,087	—	—

—	—	1,289,875	—	—	—

678,772	304,230	426,702	—	2,268,534	3,484
5,950	17,735	—	1,474	725	1,080
35,077	85	27,762	—	—	—
—	—	—	16,283	—	10,828
—	—	31,397	—	—	—
—	—	—	—	—	—
1,450	428	568	156	262	43

523,103,909	253,459,797	293,174,312	89,079,768	170,082,814	43,974,365

—	—	—	—	—	—

11,274	—	11,418	2,053	11,190	220
650,029	—	25,275	—	—	—
25,439	25,416	—	—	—	—
—	—	—	—	—	—
386,397	298,384	511,087	—	229,337	51,656
1,833	899	1,012	—	606	157
63,295	62,273	75,935	16,438	27,598	16,706

1,138,267	386,972	624,727	18,491	268,731	68,739

521,965,642	253,072,825	292,549,585	89,061,277	169,814,083	43,905,626

41,312,258	21,177,553	21,560,273	7,449,593	17,090,629	43,906,728
12.63	11.95	13.57	11.96	9.94	1.00

522,333,298	211,693,409	244,466,738	87,293,980	171,192,411	43,906,728
(9,414,873)	1,095,423	747,094	(64)	(679,369)	(1,102)
8,941,591	40,000,820	49,388,254	(498,881)	(698,959)	—
105,626	283,173	(2,052,501)	2,266,242	—	—

521,965,642	253,072,825	292,549,585	89,061,277	169,814,083	43,905,626

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF OPERATIONS

Year Ended December 31, 2005

	Large Cap Equity Fund (a)	Small Cap Equity Fund (a)	International Equity Fund (a)
Investment Income:
Dividends	$247,290	88,958	175,707
Interest	20,773	28,613	12,303

	268,063	117,571	188,010
Less: foreign withholding taxes	(765)	(797)	(9,681)

Total investment income	267,298	116,774	178,329
Expenses:
Investment advisory and management fees	66,579	84,466	95,020
Professional fees	21,172	24,227	23,522
Reports to shareowners	3,508	3,531	3,531
Custodian fees	1,227	2,482	33,261
Security valuation fees	929	1,369	4,673
Trustees’ fees and expenses	263	255	257
Chief Compliance Officer expense	138	134	148
Fidelity bond expense	91	88	48
License index fees	—	—	—
Proxy and related expense	—	—	—
ICI dues	—	—	—
Regulatory fees	—	—	—

Total expenses	93,907	116,552	160,460
Less: expense reimbursement from SFIMC	(16,231)	(21,527)	(41,685)

	77,676	95,025	118,775

Net expenses
Net investment income	189,622	21,749	59,554
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	75,038	318,001	182,605
Net realized gain (loss) on forward foreign currency contracts	—	—	182,395
Net realized gain (loss) on foreign currency transactions	—	—	(169,019)
Net realized gain (loss) on futures contracts	—	—	—
Change in unrealized gain (loss) on open futures contracts	—	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	782,536	(1,112,479)	4,093,716

Net realized and unrealized gain (loss) on investments	857,574	(794,478)	4,289,697

Net change in net assets resulting from operations	$1,047,196	(772,729)	4,349,251

(a)	The period for the Large Cap Equity Fund, Small Cap Equity Fund, and International Equity Fund is from commencement of investment operations July 26, 2005 to December 31, 2005.

See accompanying notes to financial statements.

Large Cap Equity Index Fund	Small Cap Equity Index Fund	International Equity Index Fund	Stock and Bond Balanced Fund	Bond Fund	Money Market Fund

8,983,835	2,672,531	7,782,738	2,266,262	—	—
483,572	183,888	25,464	—	8,417,267	1,582,642

9,467,407	2,856,419	7,808,202	2,266,262	8,417,267	1,582,642
—	(1,694)	(577,170)	—	—	—

9,467,407	2,854,725	7,231,032	2,266,262	8,417,267	1,582,642

1,306,035	1,004,568	1,458,390	—	866,475	200,615
53,139	49,727	49,298	20,360	33,473	23,326
72,944	82,882	69,191	22,750	38,607	22,426
—	—	234,606	321	2,850	1,902
8,857	29,822	78,110	—	9,400	—
10,848	5,661	5,150	1,963	3,973	1,269
7,997	4,054	4,195	1,372	2,831	855
3,020	1,877	2,101	639	1,302	383
52,449	10,002	10,000	—	—	—
66,893	61,302	54,986	17,505	34,894	17,781
6,979	3,406	3,790	1,158	2,007	784
980	480	—	480	480	480

1,590,141	1,253,781	1,969,817	66,548	996,292	269,821
—	—	—	(66,548)	—	(19,053)

1,590,141	1,253,781	1,969,817	—	996,292	250,768

7,877,266	1,600,944	5,261,215	2,266,262	7,420,975	1,331,874

4,777,670	15,589,569	2,888,353	(64)	(166,544)	(1,102)
—	—	(165,350)	—	—	—
—	—	(37,991)	—	—	—
1,071,855	603,954	442,521	—	—	—
(476,055)	(271,652)	5,977	—	—	—
9,927,110	(7,724,635)	26,392,954	485,566	(5,538,599)	—

15,300,580	8,197,236	29,526,464	485,502	(5,705,143)	(1,102)

23,177,846	9,798,180	34,787,679	2,751,764	1,715,832	1,330,772

See accompanying notes to financial statements.

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STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

From commencement of operations July 26, 2005 to December 31,	Large Cap Equity Fund 2005	Small Cap Equity Fund 2005	International Equity Fund 2005
From operations:
Net investment income	$189,622	21,749	59,554
Net realized gain (loss)	75,038	318,001	195,981
Change in net unrealized appreciation or depreciation	782,536	(1,112,479)	4,093,716

Net change in net assets resulting from operations	1,047,196	(772,729)	4,349,251
Distributions to shareowners from:
Net investment income	(186,165)	(18,475)	(154,953)
Net realized gain	(31,146)	(99,020)	(86,096)

Total distributions to shareowners	(217,311)	(117,495)	(241,049)
From Fund share transactions:
Proceeds from shares sold	25,880,871	25,403,385	25,468,247
Reinvestment of distributions	217,311	117,495	241,049

	26,098,182	25,520,880	25,709,296
Less payments for shares redeemed	(49,760)	(38,628)	(23,614)

Net increase (decrease) in net assets from Fund share transactions	26,048,422	25,482,252	25,685,682

Total increase (decrease) in net assets	26,878,307	24,592,028	29,793,884

Net assets:
Beginning of period	—	—	—

End of period*	$26,878,307	$24,592,028	29,793,884

*Including undistributed (distribution in excess of) net investment income	$3,457	$3,274	(80,874)

Share Information
Sold	2,586,804	2,541,839	2,542,489
Issued in reinvestment of distributions	20,915	12,113	20,727
Redeemed	(5,020)	(3,986)	(2,165)

Net increase (decrease)	2,602,699	$2,549,966	2,561,051

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Equity Index Fund		Small Cap Equity Index Fund
Years ended December 31,	2005	2004	2005	2004
From operations:
Net investment income	$7,877,266	7,618,052	1,600,944	1,607,235
Net realized gain (loss)	5,849,525	4,217,807	16,193,523	12,137,996
Change in net unrealized appreciation or depreciation	9,451,055	34,526,319	(7,996,287)	25,623,220

Net change in net assets resulting from operations	23,177,846	46,362,178	9,798,180	39,368,451
Distributions to shareowners from:
Net investment income	(7,809,443)	(7,557,426)	(1,484,603)	(1,322,778)
Net realized gain	—	—	(16,058,116)	(7,192,795)

Total distributions to shareowners	(7,809,443)	(7,557,426)	(17,542,719)	(8,515,573)
From Fund share transactions:
Proceeds from shares sold	30,289,204	55,133,170	12,233,417	19,377,482
Reinvestment of distributions	7,809,441	12,365,227	17,542,718	9,574,287

	38,098,645	67,498,397	29,776,135	28,951,769
Less payments for shares redeemed	(28,947,212)	(4,651,016)	(33,028,203)	(3,687,928)

Net increase (decrease) in net assets from Fund share transactions	9,151,433	62,847,381	(3,252,068)	25,263,841

Total increase (decrease) in net assets	24,519,836	101,652,133	(10,996,607)	56,116,719

Net assets:
Beginning of year	497,445,806	395,793,673	264,069,432	207,952,713

End of year*	$521,965,642	497,445,806	253,072,825	264,069,432

*Including undistributed (distribution in excess of) net investment income	$105,626	74,475	283,173	340,572

Share Information
Sold	2,481,773	4,797,589	1,023,590	1,720,489
Issued in reinvestment of distributions	611,546	1,043,547	1,457,036	787,477
Redeemed	(2,353,316)	(401,144)	(2,753,825)	(327,151)

Net increase (decrease)	740,003	5,439,992	(273,199)	2,180,815

See accompanying notes to financial statements.

International Equity Index Fund		Stock and Bond Balanced Fund		Bond Fund		Money Market Fund
2005	2004	2005	2004	2005	2004	2005	2004

5,261,215	3,843,590	2,266,262	2,058,140	7,420,975	7,117,216	1,331,874	476,852
3,127,533	3,100,437	(64)	—	(166,544)	113,382	(1,102)	—
26,398,931	33,512,836	485,566	3,500,817	(5,538,599)	(3,164,507)	—	—

34,787,679	40,456,863	2,751,764	5,558,957	1,715,832	4,066,091	1,330,772	476,852

(5,783,131)	(4,878,087)	(2,058,064)	(1,559,047)	(7,420,975)	(7,117,216)	(1,331,874)	(476,852)
(1,780,729)	—	—	(63,776)	—	—	—	—

(7,563,860)	(4,878,087)	(2,058,064)	(1,622,823)	(7,420,975)	(7, 117,216)	(1,331,874)	(476,852)

11,611,990	11,991,658	6,333,570	10,824,842	11,815,152	16,269,427	5,300,814	7,229,584
7,563,859	4,878,087	2,058,064	1,622,823	7,039,984	7,117,216	1,312,025	476,852

19,175,849	16,869,745	8,391,634	12,447,665	18,855,136	23,386,643	6,612,839	7,706,436
(7,427,928)	(2,566,684)	(4,059,549)	(2,697,764)	(20,192,834)	(5,650,146)	(18,594,617)	(6,895,517)

11,747,921	14,303,061	4,332,085	9,749,901	(1,337,698)	17,736,497	(11,981,778)	810,919

38,971,740	49,881,837	5,025,785	13,686,035	(7,042,841)	14,685,372	(11,982,880)	810,919

253,577,845	203,696,008	84,035,492	70,349,457	176,856,924	162,171,552	55,888,506	55,077,587

292,549,585	253,577,845	89,061,277	84,035,492	169,814,083	176,856,924	43,905,626	55,888,506

(2,052,501)	(1,338,838)	2,266,242	2,058,044	—	—	—	—

935,462	1,086,258	533,835	944,129	1,169,663	1,571,439	5,300,814	7,229,584
557,395	398,537	178,962	144,636	700,522	687,870	1,312,025	476,852
(577,751)	(233,978)	(341,862)	(235,258)	(1,997,067)	(544,900)	(18,594,617)	(6,895,517)

915,106	1,250,817	370,935	853,507	(126,882)	1,714,409	(11,981,778)	810,919

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS

1. Investment Objective

State Farm Variable Product Trust (the “Trust”) has nine separate investment portfolios (each a “Fund” and together, the “Funds”) as of December 31, 2005. Shares of each Fund are offered exclusively in connection with variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions and attendant risks.

The Large Cap Equity Fund seeks long-term growth of capital. The Fund invests under normal circumstances at least 80% of its net assets plus any borrowing in common stocks and other equity securities of U.S. companies with market capitalizations of at least $1.5 billion.

The Small Cap Equity Fund seeks long-term growth of capital. The Fund invests under normal circumstances at least 80% of the value of its net assets plus any borrowing in equity securities of companies with relatively small market capitalizations located in the U.S. The companies in which the Fund invests typically have market capitalizations in the same range as found in the Russell 2000 Index® (the “Russell 2000”).

The International Equity Fund seeks long-term growth of capital. The Fund invests primarily in common stocks of companies located in Europe, Canada, Australia and the Far East. The Fund may also invest in companies located in other countries. There is no restriction on the size of the companies in which the Fund invests.

The Large Cap Equity Index Fund (Large Cap Index Fund) seeks to match the performance of the Standard and Poor’s Composite Index of 500 Stocks® (the “S&P 500”) by investing in the securities that make up the S&P 500. The S&P 500 tracks the common stock performance of 500 large U.S. companies.

The Small Cap Equity Index Fund (Small Cap Index Fund) seeks to match the performance of the Russell 2000. The Small Cap Index Fund invests primarily in some of the stocks found in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The International Equity Index Fund (International Index Fund) seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index® (the “EAFE Free”). The International Index Fund invests primarily in some of the stocks found in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 16 European countries, Australia, New Zealand, Hong Kong, Japan and Singapore.

The Stock and Bond Balanced Fund (Balanced Fund) seeks long-term growth of capital, balanced with current income. The Balanced Fund invests in the Large Cap Index and Bond Funds of the Trust.

The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. The Fund invests primarily in bonds issued by U.S. companies.

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2. Significant accounting policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) in the United States.

Securities valuation

Investments are stated at market value. Stocks traded on securities exchanges, or in an over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the closing values of such securities on the respective exchanges where the security is primarily traded. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. All of the securities and assets of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Funds are valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective Fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales are valued at market value.

Securities not valued as described above, and securities for which market prices are not readily available or are considered unreliable, are valued pursuant to procedures established by the Trust’s Board of Trustees. These procedures require State Farm Investment Management Corp. (“SFIMC”), the Trust’s investment adviser, to obtain at least one daily bid price quotation from a broker or dealer in the securities. If SFIMC cannot obtain a daily bid price quotation for the security or if SFIMC believes the bid price quotation does not represent the security’s fair value, then SFIMC will determine the security’s fair value in its reasonable judgment.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Fair value, as a general principle, means the value the Fund might reasonably expect to receive upon sale of that security. In fair valuing a security, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in fair valuing securities include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets.

Repurchase Agreements

The Funds may enter into repurchase agreements with banks, brokers, dealers, and other financial institutions in accordance with a Fund’s investment restrictions. Repurchase agreements involve the purchase of securities with a simultaneous commitment to resell the securities to the seller at an agreed-upon price and date. A Fund will invest only in repurchase agreements collateralized in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. Each Fund’s Schedule of Investments reflects the repurchase agreements, if any, entered into as of December 31, 2005.

Securities transactions and investment income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Fund share valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined daily on each day the New York Stock Exchange is open, except that a Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset values are determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m., Central time). The net asset value per share is computed by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Federal income taxes, dividends and distributions to shareowners

It is the Funds’ policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2005, the Funds’ aggregate unrealized gains and losses on securities based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation(Depreciation)
Large Cap Equity Fund	$26,107,148	$1,329,649	$(545,251)	$784,398
Small Cap Equity Fund	25,763,830	1,147,837	(2,257,126)	(1,109,289)
International Equity Fund	25,967,737	4,232,392	(317,508)	3,914,884
Large Cap Index Fund	513,848,827	96,729,160	(88,195,790)	8,533,370
Small Cap Index Fund	212,759,002	66,011,909	(25,721,066)	40,290,843
International Index Fund	245,010,332	74,202,467	(27,814,791)	46,387,676
Balanced Fund	89,333,649	84,223	(583,104)	(498,881)
Bond Fund	168,512,252	1,797,735	(2,496,694)	(698,959)
Money Market Fund	43,958,930	—	—	—

Dividends and distributions payable to shareowners are recorded by the Large Cap Equity, Small Cap Equity, International Equity, Large Cap Index, Small Cap Index, International Index, and Balanced Funds on the ex-dividend date. The Bond and Money Market Funds declare daily dividends equal to each Fund’s respective net investment income, and distribute such amounts at the end of each calendar quarter.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. The differences are primarily due to differing treatments for futures contracts, the recognition of net realized losses, foreign currency transactions, and short term capital gains. The tax character of distributions for certain funds was as follows for the years ended December 31, 2005 and 2004, respectively:

2005	Ordinary Income	Long-term Capital Gain	Total
Large Cap Equity Fund	$217,311	$—	$217,311
Small Cap Equity Fund	117,495	—	117,495
International Equity Fund	241,049	—	241,049
Small Cap Index Fund	2,364,835	15,177,884	17,542,719

For the remaining funds, the tax distributions of ordinary income were the same as the distributions from net investment income reflected in the Statements of Changes in Net Assets for the year ended December 31, 2005.

2004	Ordinary Income	Long-term Capital Gain	Total
Balanced Fund	$1,595,719	$27,104	$1,622,823
Small Cap Index Fund	1,511,918	7,003,655	8,515,573

For the remaining funds, the tax distributions of ordinary income were the same as the distributions from net investment income reflected in the Statements of Changes in Net Assets for the year ended December 31, 2004.

The International Index Fund has elected to mark-to-market its investments in Passive Foreign Investment Companies (“PFICs”) for federal income tax purposes. In accordance with this election, the International Index Fund recognized unrealized appreciation (depreciation) of $706,309 and $1,347,838 during 2005 and 2004, respectively, and capital gains of $7,012 and $49,567 during 2005 and 2004, respectively, as ordinary income for federal income tax purposes. The cumulative amount of mark-to-market adjustments recognized on PFICs at December 31, 2005, was $2,863,568.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

The International Equity Fund has elected to mark-to-market its investments in PFICs for federal income tax purposes. In accordance with this election, the International Equity Fund recognized unrealized appreciation (depreciation) of $184,827, and capital gains of $1,149 during 2005, as ordinary income for federal income tax purposes. The cumulative amount of mark-to-market adjustments recognized on PFICs at December 31, 2005, was $184,827.

From November 1, 2005 through December 31, 2005, the International Equity and International Index Funds incurred $10,236 and $45,414 in foreign exchange losses, respectively. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as arising on January 1, 2006.

At December 31, 2005, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration year	Large Cap Index Fund	Balanced Fund	Bond Fund	Money Market Fund
2010	$9,006,652	—	—	—
2011	$—	—	512,825	—
2012	$—	—	—	—
2013	$—	64	166,544	1,102

Total:	$9,006,652	64	679,369	1,102

The Large Cap Index and International Index Funds utilized $5,369,455 and $671,797 respectively, of capital loss carryforwards to offset realized capital gains in 2005.

As of December 31, 2005, in accordance with federal tax regulations the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long -term gain	Unrealized appreciation/(depreciation)	Accumulated capital and other losses	Total
Large Cap Equity Fund	$45,487	$—	$784,398	$—	$829,885
Small Cap Equity Fund	219,065	—	(1,109,289)	—	(890,224)
International Equity Fund	203,551	—	3,914,887	(10,236)	4,108,202
Large Cap Index Fund	105,626	—	8,533,370	(9,006,652)	(367,656)
Small Cap Index Fund	150,110	938,463	40,290,843	—	41,379,416
International Index Fund	1,035,763	689,343	46,403,155	(45,414)	48,082,847

Differences between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2005 relate to current year estimates for return of capital from Real Estate Investment Trusts (“REITs”), accumulated capital losses, post-October loss deferrals, short term capital gains and mark-to-market of PFICs, and/or forward foreign currency and futures contract adjustments. The tax character of undistributed net investment income for the remaining Funds was the same as reflected in the Analysis of Net Assets as of December 31, 2005.

Foreign currency translations

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2005. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with realized and unrealized gains and losses on investment securities.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is improbable.

Financial instruments

The Large Cap Index, Small Cap Index, and International Index Funds, and, indirectly, the Balanced Fund, may enter into stock index futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. These contracts obligate a Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Additionally, the International Equity and International Index Funds may enter into forward foreign currency contracts to purchase or sell foreign currencies. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

The Large Cap Index, Small Cap Index, and International Index Funds and, indirectly, the Balanced Fund, may enter into short sale transactions to dispose of non-index securities received as a result of corporate actions such as mergers or spinoffs.

3. Transactions with affiliates

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid quarterly) at the following annual rates:

Large Cap Equity Fund	0.60% of average daily net assets
Small Cap Equity Fund	0.80% of average daily net assets
International Equity Fund	0.80% of average daily net assets
Large Cap Index Fund	0.26% of average daily net assets
Small Cap Index Fund	0.40% of average daily net assets
International Index Fund	0.55% of average daily net assets
Balanced Fund	None
Bond Fund	0.50% of average daily net assets
Money Market Fund	0.40% of average daily net assets

SFIMC has agreed not to be paid an investment advisory and management services fee for performing its services for the Balanced Fund and has agreed to reimburse any other expenses incurred by that Fund. This expense limitation arrangement is voluntary and may be eliminated by SFIMC at any time. However, SFIMC receives investment advisory fees from managing the underlying Funds in which the Balanced Fund invests.

With respect to each Fund, other than the Balanced, International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by each Fund, other than the investment advisory and management services fee, that exceed 0.10% of such Fund’s average daily net assets. With respect to the International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by these Funds, other than the investment advisory and management services fee, that exceed 0.20% of the Fund’s average daily net assets. These expense limitation arrangements are voluntary and may be eliminated by SFIMC at any time.

The Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

SFIMC has engaged Capital Guardian Trust Company (“Capital Guardian”) as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity, Small Cap Equity, and International Equity Funds, and Barclays Global Fund Advisors (“Barclays”) as the

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

investment sub-adviser to provide day-to-day portfolio management for the Large Cap Index, Small Cap Index and International Index Funds. In accordance with the overall investment objectives of each respective Fund, Capital Guardian and Barclays determine which securities to buy and sell for each of these Funds, selects the brokers and dealers to effect the transactions, and negotiates commissions.

For the year ended December 31, 2005, the following fees were earned by Capital Guardian (beginning July 26, 2005) and Barclays for sub-advisory services (not all amounts earned were paid during the period):

Advisory Fees
Capital Guardian
Large Cap Equity Fund	$28,074
Small Cap Equity Fund	36,397
International Equity Fund	41,008

Total	$105,479

Barclays
Large Cap Index Fund	$398,025
Small Cap Index Fund	324,818
International Index Fund	491,058

Total	$1,213,901

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees and the Trust’s portion of the compensation paid to or accrued for the Trust’s Chief Compliance Officer.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

4. Investment transactions

Investment transactions (exclusive of short-term instruments) were as follows:

	Year ended December 31, 2005	Year ended December 31, 2004
Large Cap Equity Fund
Purchases	$28,401,700	$—
Proceeds from sales	3,682,673	—
Small Cap Equity Fund
Purchases	28,827,116	—
Proceeds from sales	5,169,419	—
International Equity Fund
Purchases	27,465,333	—
Proceeds from sales	2,766,643	—
Large Cap Index Fund
Purchases	39,465,734	72,990,885
Proceeds from sales	19,451,792	10,667,902
Small Cap Index Fund
Purchases	41,459,333	63,877,054
Proceeds from sales	66,721,068	43,733,898
International Index Fund
Purchases	16,583,459	22,471,670
Proceeds from sales	6,614,963	9,422,623
Balanced Fund
Purchases	5,291,044	10,712,283
Proceeds from sales	894,000	—
Bond Fund
Purchases	26,876,457	33,186,037
Proceeds from sales	26,534,795	15,610,335

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

5. Futures and foreign currency contracts

The International Index Fund had no open forward foreign currency contracts at December 31, 2005.

The International Equity Fund had the following open forward foreign currency contracts at December 31, 2005:

Foreign amount	Currency	Contracts	Settlement date	U.S. Dollar	Unrealized gain (loss)
38,375	Australian Dollar	1	01/04/2006	28,149	$(42)
219,368	Canadian Dollar	2	01/03/2006-01/24/2006	187,909	(2,800)
110,045	Euro	1	04/07/2006	130,490	2,509
277,595	British Pound	4	01/12/2006-06/14/2006	476,623	(13,012)
2,536,498	Japanese Yen	1	01/05/2006	21,496	(34)
388,071	Swiss Franc	3	01/12/2006-06/14/2006	297,299	7,381

				Total	$(5,998)

The Large Cap Index, Small Cap Index and International Index Funds had the following open futures contracts at December 31, 2005:

Fund	Type	Number of contracts	Notional Value	Market Value	Position	Expiration month	Unrealized gain (loss)
Large Cap Index Fund	S&P 500 Index Mini	96	$6,115,294	$6,023,040	Long	March ‘06	$(92,254)

Small Cap Index Fund	Russell 2000 Index Mini	139	9,617,912	9,428,370	Long	March ‘06	(189,542)

International Index Fund	TOPIX Index	3	405,202	417,733	Long	March ‘06	12,531
International Index Fund	DJ Euro Stoxx 50	13	539,125	550,188	Long	March ‘06	11,063
International Index Fund	FTSE 100 Index	5	474,260	482,063	Long	March ‘06	7,803

Total							$31,397

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

(For a share outstanding throughout each period)

	From commencement of investment operations July 26, 2005 to December 31, 2005
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (a)	0.07
Net gain (loss) on investments (both realized and unrealized)	0.34

Total from investment operations	0.41

Less Distributions
Net investment income	(0.07)
Net realized gain	(0.01)

Total distributions	(0.08)

Net asset value, end of period	$10.33

Total Return (b)	4.14%
Net assets, end of period (millions)	$26.9
Ratios to average net assets assuming expense limitations
Expenses	0.70	%(c)
Net investment income	1.71	%(c)
Ratios to average net assets absent expense limitations
Expenses	0.85	%(c)
Net investment income	1.56	%(c)
Portfolio turnover rate	15%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Total return is not annualized for periods that are less than a full year.

(c)	Determined on an annualized basis.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	From commencement of investment operations July 26, 2005 to December 31, 2005
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (a)	0.01
Net gain (loss) on investments (both realized and unrealized)	(0.32)

Total from investment operations	(0.31)

Less Distributions
Net investment income	(0.01)
Net realized gain	(0.04)

Total distributions	(0.05)

Net asset value, end of period	$9.64

Total Return (b)	(3.14)%
Net assets, end of period (millions)	$24.6
Ratios to average net assets assuming expense limitations
Expenses	0.90	%(c)
Net investment income	0.21	%(c)
Ratios to average net assets absent expense limitations
Expenses	1.11	%(c)
Net investment income	0.00	%(c)
Portfolio turnover rate	22%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Total return is not annualized for periods that are less than a full year.

(c)	Determined on an annualized basis.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	From commencement of investment operations July 26, 2005 to December 31, 2005
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (a)	0.02
Net gain (loss) on investments (both realized and unrealized)	1.70

Total from investment operations	1.72

Less Distributions
Net investment income	(0.06)
Net realized gain	(0.03)

Total distributions	(0.09)

Net asset value, end of period	$11.63

Total Return (b)	17.25%
Net assets, end of period (millions)	$29.8
Ratios to average net assets assuming expense limitations
Expenses	1.00	%(c)
Net investment income	0.50	%(c)
Ratios to average net assets absent expense limitations
Expenses	1.35	%(c)
Net investment income	0.15	%(c)
Portfolio turnover rate	10%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Total return is not annualized for periods that are less than a full year.

(c)	Determined on an annualized basis.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$12.26	11.27	8.89	11.62	13.36
Income from Investment Operations
Net investment income (a)	0.19	0.20	0.14	0.13	0.13
Net gain (loss) on investments (both realized and unrealized)	0.37	0.98	2.38	(2.73)	(1.75)

Total from investment operations	0.56	1.18	2.52	(2.60)	(1.62)

Less Distributions
Net investment income	(0.19)	(0.19)	(0.14)	(0.13)	(0.12)
Net realized gain (b)	—	—	—	—	—

Total distributions	(0.19)	(0.19)	(0.14)	(0.13)	(0.12)

Net asset value, end of period	$12.63	12.26	11.27	8.89	11.62

Total Return	4.57%	10.46%	28.31%	(22.41)%	(12.11)%
Net assets, end of period (millions)	$522.0	497.4	395.8	284.1	331.3
Ratios to average net assets
Expenses	0.32%	0.30%	0.31%	0.31%	0.34%
Net investment income	1.57%	1.73%	1.47%	1.31%	1.07%
Portfolio turnover rate	4%	3%	1%	3%	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Distributions representing less than $.01 per share were made in 2001.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$12.31	10.79	7.43	9.46	9.36
Income from Investment Operations
Net investment income (a)	0.08	0.08	0.06	0.08	0.09
Net gain (loss) on investments (both realized and unrealized)	0.45	1.85	3.36	(2.03)	0.10

Total from investment operations	0.53	1.93	3.42	(1.95)	0.19

Less Distributions
Net investment income	(0.08)	(0.06)	(0.06)	(0.08)	(0.08)
Net realized gain	(0.81)	(0.35)	—	—	(0.01)

Total distributions	(0.89)	(0.41)	(0.06)	(0.08)	(0.09)

Net asset value, end of period	$11.95	12.31	10.79	7.43	9.46

Total Return	4.25%	17.89%	45.96%	(20.66)%	2.05%
Net assets, end of period (millions)	$253.1	264.0	208.0	134.2	156.1
Ratios to average net assets assuming expense limitations
Expenses	0.50%	0.48%	0.50%	0.50%	0.50%
Net investment income	0.64%	0.71%	0.71%	0.93%	0.99%
Ratios to average net assets absent expense limitations
Expenses	0.50%	0.48%	0.51%	0.50%	0.55%
Net investment income	0.64%	0.71%	0.70%	0.93%	0.94%
Portfolio turnover rate	17%	20%	22%	29%	36%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$12.28	10.50	7.75	9.40	12.10
Income from Investment Operations
Net investment income (a)	0.25	0.19	0.15	0.12	0.10
Net gain (loss) on investments (both realized and unrealized)	1.40	1.83	2.78	(1.65)	(2.73)

Total from investment operations	1.65	2.02	2.93	(1.53)	(2.63)

Less Distributions
Net investment income	(0.28)	(0.24)	(0.18)	(0.12)	(0.07)
Net realized gain (b)	(0.08)	—	—	—	—

Total distributions	(0.36)	(0.24)	(0.18)	(0.12)	(0.07)

Net asset value, end of period	$13.57	12.28	10.50	7.75	9.40

Total Return	13.44%	19.26%	37.84%	(16.26)%	(21.71)%
Net assets, end of period (millions)	$292.6	253.6	203.7	144.2	162.8
Ratios to average net assets assuming expense limitations
Expenses	0.74%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.98%	1.76%	1.75%	1.40%	0.95%
Ratios to average net assets absent expense limitations
Expenses	0.74%	0.77%	0.77%	0.78%	0.88%
Net investment income	1.98%	1.74%	1.73%	1.37%	0.82%
Portfolio turnover rate	3%	4%	5%	9%	6%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Distributions represent less than $0.01 per share in 2001.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$11.87	11.30	9.82	11.34	12.22
Income from Investment Operations
Net investment income (a)	0.31	0.31	0.27	0.30	0.34
Net gain (loss) on investments (both realized and unrealized)	0.06	0.50	1.51	(1.49)	(0.79)

Total from investment operations	0.37	0.81	1.78	(1.19)	(0.45)

Less Distributions
Net investment income	(0.28)	(0.23)	(0.27)	(0.29)	(0.31)
Net realized gain	—	(0.01)	(0.03)	(0.04)	(0.12)

Total distributions	(0.28)	(0.24)	(0.30)	(0.33)	(0.43)

Net asset value, end of period	$11.96	11.87	11.30	9.82	11.34

Total Return	3.22%	7.26%	18.30%	(10.51)%	(3.55)%
Net assets, end of period (millions)	$89.1	84.0	70.3	55.1	58.4
Ratios to average net assets assuming expense limitations
Expenses	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	2.63%	2.69%	2.55%	2.84%	2.86%
Ratios to average net assets absent expense limitations
Expenses	0.08%	0.05%	0.06%	0.05%	0.08%
Net investment income	2.55%	2.64%	2.49%	2.78%	2.78%
Portfolio turnover rate	1%	0%	1%	9%	6%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$10.27	10.46	10.50	10.16	9.79
Income from Investment Operations
Net investment income	0.43	0.44	0.46	0.52	0.56
Net gain (loss) on investments (both realized and unrealized)	(0.33)	(0.19)	(0.03)	0.37	0.37

Total from investment operations	0.10	0.25	0.43	0.89	0.93

Less Distributions
Net investment income	(0.43)	(0.44)	(0.46)	(0.52)	(0.56)
Net realized gain	—	—	(0.01)	(0.03)	—

Total distributions	(0.43)	(0.44)	(0.47)	(0.55)	(0.56)

Net asset value, end of period	$9.94	10.27	10.46	10.50	10.16

Total Return	1.02%	2.40%	4.08%	9.01%	9.66%
Net assets, end of period (millions)	$169.8	176.9	162.2	148.1	122.9
Ratios to average net assets
Expenses	0.57%	0.55%	0.56%	0.55%	0.59%
Net investment income	4.28%	4.22%	4.35%	5.05%	5.53%
Portfolio turnover rate	16%	10%	9%	17%	13%

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$1.00	1.00	1.00	1.00	1.00
Income from Investment Operations
Net investment income	0.03	0.01	0.01	0.01	0.04

Total from investment operations	0.03	0.01	0.01	0.01	0.04

Less Distributions
Net investment income	(0.03)	(0.01)	(0.01)	(0.01)	(0.04)

Total distributions	(0.03)	(0.01)	(0.01)	(0.01)	(0.04)

Net asset value, end of period	$1.00	1.00	1.00	1.00	1.00

Total Return	2.74%	0.87%	0.67%	1.28%	3.71%
Net assets, end of period (millions)	$43.9	55.9	55.1	56.2	53.5
Ratios to average net assets assuming expense limitations
Expenses	0.50%	0.48%	0.48%	0.47%	0.50%
Net investment income	2.66%	0.87%	0.67%	1.27%	3.59%
Ratios to average net assets absent expense limitations
Expenses	0.54%	0.48%	0.48%	0.47%	0.52%
Net investment income	2.62%	0.87%	0.67%	1.27%	3.57%

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the State Farm Variable Product Trust

Large Cap Equity Index Fund

Large Cap Equity Fund

Small Cap Equity Index Fund

Small Cap Equity Fund

International Equity Index Fund

International Equity Fund

Stock and Bond Balanced Fund

Bond Fund

Money Market Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Large Cap Equity Index Fund, Large Cap Equity Fund, Small Cap Equity Index Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund, Stock and Bond Balanced Fund, Bond Fund and Money Market Fund, comprising the State Farm Variable Product Trust (the Funds) as of December 31, 2005, the related statements of operations, the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the State Farm Variable Product Trust at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 10, 2006

Chicago, Illinois

Management Information – State Farm Variable Product Trust

I. Information about Non-Interested (Independent) Trustees of State Farm Variable Product Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler 1000 LaSalle Avenue Minneapolis, Minnesota 55403 Age 52	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law (since 6/2002); DEAN – University of Illinois College of Law (8/1993-6/2002); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
James A. Shirk 103 North Robinson Bloomington, Illinois 61701 Age 61	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT (since 6/1981) – Beer Nuts, Inc. (manufacturer of snack foods); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Victor J. Boschini Office of the Chancellor Box #297080 Fort Worth, Texas 76129 Age 49	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR (since 2003) – Texas Christian University; PRESIDENT (1999-2003) and VICE PRESIDENT (1997-1999) – Illinois State University; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
David L. Vance 100 N.E. Adams Street Peoria, Illinois 61629 Age 53	Trustee	Began service in 2001 and serves until successor is elected or appointed.	PRESIDENT (since 2000) – Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (since 1994) – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Donald A. Altorfer 4200 Rodger Street Springfield, Illinois 62703 Age 62	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHAIRMAN (since 1/1998) – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
Alan R. Latshaw 4703 Oakwood Avenue Downers Grove, Illinois 60515 Age 54	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED (since 12/2003); PARTNER – Ernst & Young LLP (public accounting firm) (6/2002-12/2003); PARTNER – Arthur Andersen LLP (public accounting firm) (before 6/2002); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – Utopia Funds (4 portfolios)

Management Information – State Farm Variable Product Trust

II. Information about Officers and Interested Trustees of State Farm Variable Product Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee and President	Began service in 1997 and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – McGraw-Hill Corporation; DIRECTOR –Caterpillar, Inc.; DIRECTOR –Helmerich & Payne, Inc.
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 46	Trustee, Senior Vice President and Treasurer	Began service in 2002 and serves until successor is elected or appointed.	VICE CHAIRMAN (since 1/2005), CHIEF FINANCIAL OFFICER (since 9/2002); TREASURER (since 7/2001), SENIOR VICE PRESIDENT (9/2002-1/2005), VICE PRESIDENT (12/1998-9/2002), and ASSISTANT TREASURER (12/1998-7/2001) – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002), VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001-12/2002) and ASSISTANT SECRETARY (before 9/2001) – State Farm Investment Management Corp.; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002), and VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001-12/2002) – State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (since 12/2002), VICE PRESIDENT and ASSISTANT SECRETARY-TREASURER (9/2001-12/2002), and ASSISTANT SECRETARY (before 9/2001) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None
John W. North One State Farm Plaza Bloomington, Illinois 61710 Age 58	Senior Vice President	Began service in 2001 and serves until removed.	SENIOR EXECUTIVE VICE PRESIDENT-FINANCIAL SERVICES (since 1/2005), EXECUTIVE VICE PRESIDENT – FINANCIAL SERVICES (7/2001-1/2005) and SENIOR VICE PRESIDENT (9/1998-7/2001) – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 9/2001) – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 9/2001) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	N/A	N/A
Paul N. Eckley One State Farm Plaza Bloomington, Illinois 61710 Age 51	Senior Vice President	Began service in 1997 and serves until removed.	SENIOR VICE PRESIDENT – INVESTMENTS – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	N/A	N/A
Susan D. Waring One State Farm Plaza Bloomington, Illinois 61710 Age 56	Vice President	Began service in 2000 and serves until removed.	EXECUTIVE VICE PRESIDENT (since 2004), SENIOR VICE PRESIDENT (2001-2004) and CHIEF ADMINISTRATIVE OFFICER (since 2001) – State Farm Life Insurance Company; VICE PRESIDENT (before 2001) – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 2001) and VICE PRESIDENT (before 2001) – State Farm VP Management Corp.; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	N/A	N/A

Management Information – State Farm Variable Product Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 58	Vice President	Began service in 1998 and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	N/A	N/A
John S. Concklin One State Farm Plaza Bloomington, Illinois 61710 Age 59	Vice President	Began service in 1997 and serves until removed.	VICE PRESIDENT – COMMON STOCKS – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2002) – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	N/A	N/A
Phillip G. Hawkins Three State Farm Plaza South Bloomington, Illinois 61791 Age 45	Vice President	Began service in 2003 and serves until removed.	VICE PRESIDENT – SECURITIES PRODUCTS (since 8/2003), EXECUTIVE ASSISTANT (11/2002 – 8/2003), DIRECTOR – STRATEGIC RESOURCES (before 11/2002) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 9/2003) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	N/A	N/A
Dick Paul Three State Farm Plaza South Bloomington, Illinois 61791 Age 46	Vice President and Secretary	Began service in 2005 and serves until removed.	ASSISTANT VICE PRESIDENT – SECURITIES PRODUCTS (since 8/2005), AGENCY FIELD EXECUTIVE (5/2004-8/2005), AGENCY FIELD CONSULTANT (12/1999-5/2004) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 9/2005) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 9/2005) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	N/A	N/A
David R. Grimes Three State Farm Plaza South Bloomington, Illinois 61791 Age 63	Chief Compliance Officer	Began service in 1997 and serves until removed.	CHIEF COMPLIANCE OFFICER (since 7/2004) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust; ASSISTANT VICE PRESIDENT – SECURITIES PRODUCTS (6/1999-7/2004) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (6/2000-9/2004), SECRETARY (before 3/2005), VICE PRESIDENT – FINANCIAL (9/2004-3/2005) – State Farm Investment Management Corp.; VICE PRESIDENT – FINANCIAL (6/2000-3/2001 and 9/2001-3/2005), SECRETARY (before 3/2005), VICE PRESIDENT (3/2001-9/2001) – State Farm VP Management Corp.; VICE PRESIDENT (12/2000-3/2005) and SECRETARY (before 3/2005) – State Farm Associates’ Funds Trust; VICE PRESIDENT and SECRETARY (9/2000-3/2005) – State Farm Mutual Fund Trust.	N/A	N/A

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Variable Product Trust (the “Trust”), (ii) a Director of State Farm Investment Management Corp., the Trust’s investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust’s distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-702-2307 to request a copy of the SAI.

State Farm VP Management Corp.
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, IL 61710-0001

FORWARDING SERVICE REQUESTED

Presorted Standard
U.S. Postage
PAID
Chicago, IL
PERMIT NO. 6065

Issued by:
State Farm Life Insurance Company
(Not licensed in MA, NY, or WI)
State Farm Life and Accident Assurance Company
(Licensed in NY and WI)
Home Office, Bloomington, Illinois

State Farm VP Management Corp.
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, Illinois 61710-0001

1-888-702-2307

statefarm.com®

231.3571.8-CH

2-2006
Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, no amendment was made to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and no waiver from such code of ethics provisions was granted. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-888-702-2307.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw, a member of the registrant’s Committee of Independent Trustees, has all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Committee of Independent Trustees and board of trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending December 31, 2005:	$198,807
Billed to registrant for fiscal year ending December 31, 2004:	$129,288

The audit fees for December 31, 2005 include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending December 31, 2005:	$0
Billed to registrant for fiscal year ending December 31, 2004:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2005:	$0
Billed for fiscal year ending December 31, 2004:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant for fiscal year ending December 31, 2005:	$28,500
Billed to registrant for fiscal year ending December 31, 2004:	$18,300

The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise).

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2005:	$0
Billed for fiscal year ending December 31, 2004:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant for fiscal year ending December 31, 2005:	$0
Billed to registrant for fiscal year ending December 31, 2004:	$0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2005:	$0
Billed for fiscal year ending December 31, 2004:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(e)(1)	The Committee of Independent Trustees’ pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Committee of Independent Trustees (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

•	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

•	the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.

the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2005:	not applicable	0%	not applicable
Fiscal year ending December 31, 2004:	not applicable	0%	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2005:	not applicable	not applicable	not applicable
Fiscal year ending December 31, 2004:	not applicable	not applicable	not applicable

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending December 31, 2005:	$28,500
Fiscal year ending December 31, 2004:	$18,300

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2005:	$0
Fiscal year ending December 31, 2004:	$0

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending December 31, 2005:	$0
Fiscal year ending December 31, 2004:	$0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The information required by this Item 6 is included as part of the report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Variable Product Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Variable Product Trust

By	/s/ Edward B. Rust, Jr.
Edward B. Rust, Jr.
President

Date 3/8/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward B. Rust, Jr.
Edward B. Rust, Jr.
President

Date 3/8/2006

By	/s/ Michael L. Tipsord
Michael L. Tipsord
Senior Vice President and Treasurer

Date 3/8/2006